UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 3

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SYNBIOTICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1)	Title of each class of securities to which transaction applies:

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4)	Proposed maximum aggregate value of transaction:

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☐ Check	box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SYNBIOTICS CORPORATION

PROXY STATEMENT

WRITTEN CONSENT SOLICITATION OF SHAREHOLDERS

September     , 2005

INTRODUCTION

These proxy materials and the enclosed consent are being mailed in connection with the solicitation of written consents by the board of directors of Synbiotics Corporation, a California corporation (the “Company”). The mailing address of our principal executive offices is 11011 Via Frontera, San Diego, California 92127.

Shareholders are being asked to consider and vote upon two proposals to amend our Articles of Incorporation, as amended. The first is to effect a reverse split of our outstanding common stock pursuant to which each 2,000 outstanding shares of common stock will be combined into one whole share and, in lieu of us issuing any fractional shares resulting from the combination, we will pay $0.13 cash for each pre-reverse split share traceable to a fractional share (the “Reverse Split”). The second proposal is to effect a 2,000-for-1 forward split of the resulting whole shares of common stock (the “Forward Split”), contingent upon, and effective after completion of, the Reverse Split.

If the Reverse Split and the Forward Split (together, the “Split Transaction”) are approved as described below, holders of less than 2,000 shares of common stock immediately before the Reverse Split no longer will be shareholders of the Company, and will be entitled only to receive payment of $0.13 per share of common stock held immediately before the Reverse Split (“Pre-Split Shares”). Shareholders holding 2,000 or more Pre-Split Shares will remain shareholders of the Company, but any fractional shares indicated for them in the Reverse Split will also be cashed out. As a result of the reverse split and a contemplated private financing, we expect that the continuing shareholders’ percentage interest in the Company will remain approximately the same as before the Split Transaction, except for an increase in the percentage ownership of Redwood Holdings, LLC and its affiliates. We intend to terminate our registration and further reporting obligations under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as soon as possible following the Split Transaction.

Our board of directors has considered, and recommends that our shareholders approve, the Split Transaction and the related transactions. None of the directors recommending the Split Transaction are independent, as we currently do not have any independent directors. The fairness of the Split Transaction to our unaffiliated shareholders has not been opined upon by any financial advisor or other third party. Because our controlling shareholder Redwood West Coast, LLC and its affiliates control a significant amount of our voting capital stock and will continue to be shareholders of the Company following the Split Transaction, their interests in the transaction will be different from the interests of our unaffiliated shareholders in the Split Transaction. Following the Split Transaction, Redwood West Coast, LLC and its affiliates will not only maintain control of the Company, but will have a controlling interest in a privately held company that is no longer subject to the federal periodic reporting and other requirements applicable to publicly held companies. Two of our directors, Thomas A. Donelan and Christopher P. Hendy, are affiliates of Redwood Holdings, LLC, which is affiliated with Redwood West Coast, LLC. In order to finance the Split Transaction, Redwood Holdings, LLC will purchase shares of Series C preferred stock to be newly issued by the Company, thereby increasing its percentage ownership of the Company following the Split Transaction. Our other director, Paul R. Hays, currently is and will remain our President and Chief Executive Officer following the Split Transaction.

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Our board of directors has fixed July 29, 2005, as the record date for determining the shareholders entitled to give consents. At the close of business on the record date, we had 33,822,033 shares of common stock outstanding and entitled to vote, and 1,531 shares of Series C preferred stock outstanding and entitled to vote.

Any shareholder executing a consent has the power to revoke it at any time before                     , 2005 (or if earlier, the date on which at least the minimum number of shares have consented in order to approve the Split Transaction) by delivering written notice of such revocation to our Secretary at our offices.

We will pay the expenses of soliciting consents, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of our directors, officers and regular employees, without extra compensation, may solicit consents by telephone, fax, e-mail and in person.

These proxy materials will be first mailed to shareholders of record beginning on approximately September                         , 2005.

Consents are to be submitted by no later than                     , 2005 to our consent tabulator, Mellon Investor Services LLC, at Mellon Investor Services, Proxy Processing, PO Box 3510, S. Hackensack, New Jersey 07606-9210.

Our Annual Report on Form 10-K for the year ended December 31, 2004 is included as Exhibit A to this proxy statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 is included as Exhibit B to this proxy statement, and our Current Report on Form 8-K filed on August 31, 2005 is included as Exhibit F to this proxy statement. The Form 10-K, Form 10-Q and Form 8-K exhibits are not included, but they can be viewed on EDGAR at www.sec.gov or, if you request us in writing, we will send copies of them to you free of charge.

Approval of each of the proposals described in this proxy statement requires the affirmative vote of the holders of the majority of the outstanding shares of common stock (voting as a separate class), the affirmative vote of the holders of the majority of the outstanding shares of Series C preferred stock (voting as a separate class), and also the affirmative vote of the holders of the majority of the voting power of all stock entitled to vote. Abstentions (including failures to return consents) and broker nonvotes have the same effect as negative votes. In determining whether the holders of the majority of the voting power of all stock entitled to vote have approved, the shares of Series C preferred stock are entitled to 7,784.52 votes each.

Our board of directors, executive officers and other affiliates of our major shareholder Redwood West Coast, LLC, beneficially own approximately 49.7% of the outstanding shares of our common stock and 93.5% of the outstanding shares of our Series C preferred stock. If all such shares are voted for the Split Transaction, an additional affirmative vote of only 115,972 shares, or 0.3%, of the outstanding common stock will be required in order for the Split Transaction to be approved.

SUMMARY TERM SHEET

This summary highlights the material information about the Split Transaction and the related transactions. You should read this entire proxy statement and its exhibits before deciding whether to sign and return your consent.

The following summary briefly describes the material terms of the Split Transaction. The proxy statement contains a more detailed description of such terms.

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If the Split Transaction is completed, our board of directors has determined that in lieu of issuing any fractional shares resulting from the Reverse Split, we will make a cash payment of $0.13 per Pre-Split

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Share traceable to a fractional share. Accordingly, if the Reverse Split is completed, shareholders with less than 2,000 Pre-Split Shares will have no further interest in the Company and will become entitled only to payment for their Pre-Split Shares. Also, even for holders of at least one whole share as of immediately after the Reverse Split, we will not issue any fractional shares in the Reverse Split, but instead will pay cash in lieu of fractional shares at the rate of $0.13 for each Pre-Split Share. We expect to pay approximately $137,000 in the aggregate, and no shareholder with a single account could receive more than $259.87 as a result of the payout for their Pre-Split Shares. After the Reverse Split is completed and we identify those shareholders entitled to payment for their Pre- Split Shares, we will effect the Forward Split such that each post-Reverse Split whole share of common stock will be converted into 2,000 shares of common stock after the Forward Split. Shareholders who hold a number of Pre-Split Shares that is exactly divisible by 2,000 will after the Split Transaction have the same number of shares of common stock as before the Split Transaction. Other shareholders, who held at least 2,000 Pre-Split Shares, will have after the Split Transaction slightly fewer shares of common stock than before the Split Transaction. For example, a holder of 20,500 Pre-Split Shares would, after the Split Transaction, have 20,000 shares of common stock and be entitled to $65.00 cash (see “Special Factors— Structure of the Split Transaction” beginning on page 11).

•	The primary practical effect of the Split Transaction will be to reduce the number of shareholders of record to less than 300, thereby allowing us to elect to deregister our common stock and our “poison pill” preferred stock purchase rights under the 1934 Act and “go private,” which we would then promptly do (see “Special Factors—Effect of the Split Transaction on the Company” beginning on page 12).

•	All of the members of our board of directors and our controlling shareholder, Redwood West Coast, LLC and its affiliates, Redwood Holdings, LLC, Remington Capital, LLC and Jerry L. Ruyan (collectively, the “Affiliates”), believe that the Split Transaction is fair, both procedurally and substantively, to the Company and its unaffiliated shareholders, including both those who will be cashed out in the Split Transaction and those will remain shareholders of the Company. Our board of directors and each of the Affiliates have determined that the Split Transaction, including the payment of $0.13 in cash in lieu of any fractional shares resulting from the Reverse Split, is advisable and in the best interests of the Company and its unaffiliated shareholders. Our board of directors and each of the Affiliates believe that the Company’s value will increase in the future and therefore did not consider a sale of the Company at this time, but recognize that not all shareholders may currently share this belief. Shareholders who do not share this belief may, to the extent they currently hold 2,000 or more shares of our common stock, sell shares in the open market prior to the Split Transaction so as to reduce their holdings below 2,000 shares and have their remaining interest in the Company cashed out at a premium over the current market value. Our board of directors recommends that you vote “FOR” both proposals in connection with the Split Transaction (see “Special Factors—Factors Considered by the Board of Directors and the Affiliates” beginning on page 7, “Proposal No. 1—Recommendation of the Board of Directors” beginning on page 19 and “Proposal No. 2—Recommendation of the Board of Directors” beginning on page 19).

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Our board of directors did not retain any advisors to render an opinion as to the fairness, from a financial point of view, to our shareholders of the consideration to be received by them in connection with the transaction. Our board of directors and each of the Affiliates based their determination of the fairness of the cash-out price primarily on a comparison of the cash-out price against the market price for our common stock. The cash-out price of $0.13 per share represents a 30% premium over $0.10, the average closing price for our common stock for the 30 trading days ending on April 18, 2005, the day before the announcement of the Split Transaction. Our board of directors and each of the Affiliates believes that the cash-out price adequately reflects their consideration of the relative costs and benefits of being cashed out versus remaining a shareholder of the Company, and did not perform any quantitative analysis other than a comparison of the cash-out price against market price in reaching its decision to set the cash-out price at $0.13 (see “Special Factors—Factors Considered by the Board of

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Directors and the Affiliates” beginning on page 7 and “—No Opinion of Financial Advisor” beginning on page 14).

•	Each of the proposals requires the affirmative vote of a majority of the outstanding common stock, the affirmative vote of a majority of the outstanding preferred stock and also the affirmative vote of the holders of the majority of the voting power of all stock entitled to vote. Even if both proposals are approved, the board of directors may, in its discretion, abandon the Split Transaction (see “Proposal No. 1—Vote Required” beginning on page 18, “Proposal No. 2—Vote Required” beginning on page 19 and “Special Factors—Factors Considered by the Board of Directors and the Affiliates” beginning on page 7).

•	All of our directors and the Affiliates have interests in the Split Transaction that may potentially be different from the interests of our unaffiliated shareholders. The Affiliates own 48.5% of our outstanding common stock, and, along with our directors and officers, control 49.7% of our outstanding common stock. The Affiliates also own 86.9% of our outstanding preferred stock, and, along with our directors and officers, control 93.5% of our outstanding preferred stock. Following the completion of the Split Transaction, each of our remaining shareholders, including affiliates and members of management owning common shares, will own a slightly increased or slightly decreased (depending upon the size of the indicated fraction of a share post-Reverse Split) percentage of the outstanding common stock and a slightly decreased percentage of the fully-diluted common stock (except that Redwood Holdings, LLC, which will be buying new shares of Series C preferred stock from us to finance the cash payments to the holders of post-Reverse Split fractional shares, will have an increase in its percentage of fully-diluted common stock). Our directors and the Affiliates will not only maintain their controlling interest in the Company after the Split Transaction, but will have control over a privately held company that is not subject to the federal periodic reporting and other requirements applicable to public companies. We do not anticipate any changes in the Company’s board of directors or management following the Split Transaction (see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 23, “Other Issues Related to the Split Transaction—Conduct of the Company’s Business After the Split Transaction” beginning on page 20 and “Other Issues Related to the Split Transaction—Source of Funds and Financial Effect of the Split Transaction” beginning on page 19).

•	Under California law, our shareholders are not entitled to dissenter’s or appraisal rights with respect to the Split Transaction (see “Other Issues Related to the Split Transaction—Dissenters’ Rights” beginning on page 22).

•	Under state escheat laws, any payment for fractional interests not claimed by the shareholder entitled to such payment may be claimed by various states (see “Other Issues Related to the Split Transaction—Escheat Laws” beginning on page 21).

•	Any receipt of cash in the Split Transaction by shareholders holding Pre-Split Shares will be a taxable transaction in the same way as if they sold their shares in the market for $0.13 per share (see “Special Factors—Material Federal Income Tax Consequences” beginning on page 14).

•	If the Split Transaction is approved by our shareholders, each shareholder holding fewer than 2,000 Pre-Split Shares or holding a number of Pre-Split Shares not exactly divisible by 2,000 will receive a letter from our exchange agent following the effective date of the Split Transaction. This letter will indicate the procedures to be followed for surrendering your stock certificates (see “Other Issues Related to the Split Transaction—Exchange of Stock Certificates” beginning on page 19). All other shareholders will continue to hold their current share certificates.

•	There are risks associated with the Split Transaction, including risks associated with remaining a shareholder following the Split Transaction, such as the lack of liquidity for shares of a privately held company, the loss of the informational benefits of the 1934 Act and the operation risks of maintaining an investment in the Company; as well as risks associated with being cashed out in the Split
Transaction, such as loss of the opportunity to participate in the Company’s future growth and the

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possibility that the fair value of the shares may exceed the cash-out price (see “Risk Factors” beginning on page 15).

SPECIAL FACTORS

Background

In the fourth quarter of 2004, our board of directors began to evaluate the costs and expenses to the Company associated with maintaining compliance with public reporting obligations and corporate governance standards in light of the new requirements imposed on public companies under the Sarbanes-Oxley Act of 2002. The board noted that, in addition to incurring substantial financial costs, management’s time and attention would be diverted from the other operations of the Company during 2005 and 2006 in order to bring the Company into compliance with the internal control requirements under Section 404 of the Sarbanes-Oxley Act, which would first become applicable to the Company for fiscal 2006.

On January 7, 2005, our board of directors discussed whether, in light of the costs and related burdens of being a public company in the current market, remaining a public company was in the best interests of the Company and its shareholders. As a result, on April 5, 2005, our board of directors adopted a resolution to solicit shareholder approval, via written consent, of the Split Transaction. On April 19, 2005, our board of directors adopted resolutions to: 1) authorize amendments to our Articles of Incorporation to effect the Split Transaction; and 2) authorize a Series C purchase agreement whereby, to finance the cash-out of any fractional shares resulting from the Reverse Split, Redwood Holdings, LLC, upon approval of the Split Transaction by the shareholders, will purchase 180 shares of Series C preferred stock for $180,000 in cash.

To the extent that two of our directors, Thomas A. Donelan and Christopher P. Hendy, are affiliated with and were designated as representatives of Redwood West Coast, LLC on the board, Redwood West Coast, LLC and the other Affiliates participated in the board’s decision to authorize the Split Transaction, as well as the financing of the Split Transaction by Redwood Holdings, LLC.

We have approximately 568 shareholders of record. Many of our shareholders hold a small number of shares.

As of July 29, 2005, approximately 508 shareholders of record of our common stock owned fewer than 2,000 shares. At that time, these shareholders represented approximately 89.4% of the total number of shareholders of record of our common stock, but these accounts represented approximately only 0.3% of the total number of outstanding shares of our common stock. Also at that time, shareholders not of record but beneficially owning fewer than 2,000 shares represented 1,393, or approximately 74.5%, of our 1,871 street name shareholders, but these accounts represented approximately only 1.9% of the total number of outstanding shares of common stock.

Effect of the Split Transaction on the Affiliates

The Affiliates, and our executive officers and directors, will participate in the Split Transaction to the same extent as our unaffiliated shareholders. All of the Affiliates currently own sufficient shares of common stock (over 2,000 each) or Series C preferred stock so that they will continue to be shareholders after the effectiveness of the Split Transaction. Accordingly, the ownership of the Company following the Split Transaction will be concentrated in our directors and the Affiliates while the Company will no longer be subject to the current federal public reporting scheme and other federal securities laws that apply to public companies. As with all other remaining shareholders, the percentage ownership by the Affiliates of the total outstanding common shares after the Split Transaction may increase slightly or decrease slightly, depending on the size of the indicated fractional share. In addition, Redwood Holdings, LLC will purchase 180 shares of Series C preferred stock for $180,000

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cash in order to finance the Split Transaction. This will increase the Affiliates’ percentage ownership of our common stock, on a beneficial ownership basis, by about 2 percentage points each (from 58.8% to 60.5%).

The Split Transaction will have no effect on the rights or preferences of the outstanding Series C preferred stock, nor on any of our stock options or warrants outstanding.

Purpose of the Split Transaction

The purpose behind the Split Transaction is to reduce our number of shareholders of record to below 300. This, in turn, will enable us under the applicable legal standards to elect to deregister our securities under the 1934 Act, thereby “going private.” We would deregister as soon as possible, in order to (i) eliminate the costs associated with preparing and filing documents under the 1934 Act with the U.S. Securities and Exchange Commission (“SEC”), (ii) eliminate or reduce the costs and other burdens associated with being a 1934 Act registrant, including the costs of complying with Section 404 of the Sarbanes-Oxley Act of 2002 as to internal control over financial reporting, (iii) avoid the requirement of regular mandatory disclosure of our financial information and management analyses, to the public but also to our competitors and commercial counterparties, even when such disclosure would be adverse to a Company objective, (iv) reduce the costs of administering shareholder accounts and responding to shareholder requests, (v) provide liquidity to shareholders holding less than 2,000 Pre-Split Shares of common stock, and (vi) provide greater flexibility in the management and governance of the Company.

Reasons for the Split Transaction

We expect to benefit from substantial cost savings as a result of the Split Transaction and “going private,” primarily from avoiding various 1934 Act compliance costs but also simply from reducing the number of shareholder accounts.

The new legal requirements imposed on public companies under Section 404 of the Sarbanes-Oxley Act, including requirements relating to our system of internal controls, add to the administrative burden and costs of being a public company. Our management does not believe that we can prudently pay the expense of complying with these legal requirements. The expenses associated with implementing the additional processes and procedures necessary for compliance with Section 404, which was originally to take effect for our fiscal year 2005 but has now been delayed by the SEC until our fiscal year 2006, and the required attestation of those controls have been estimated to be equal to the entire $95,000 cost of the fiscal 2004 year-end audit. Moreover, compliance with Section 404 would inevitably result in a diversion of management time and attention from other duties. Accordingly, we are undertaking to effect the Split Transaction at this time so that we may “go private” and avoid becoming subject to the additional requirements of Section 404 before they become applicable to us. We believe that this will spare us from significant expenses that we would otherwise incur in 2005 and 2006 to comply with these requirements.

In addition to the account administration cost reductions which would result directly from the Split Transaction, if we go private we believe we would save approximately $60,000 per year in other costs associated with public filings, including legal and accounting fees associated with filing directly attributable to the public filings.

We would also expect reductions in other administrative costs associated with being a public company, including directors and officers insurance, EDGAR preparation and filing costs and investor relations expenses, of at least $42,000.

The cost of administering each record or beneficial shareholder’s account is the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In 2005, assuming that the Split

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Transaction does not occur, we expect to incur costs of approximately $20.00 per record shareholder for transfer agent and other administrative fees, as well as printing and postage costs associated with the delivery of proxy materials and the annual report required to be distributed to shareholders under the 1934 Act. In addition, in 2005, assuming that the Split Transaction does not occur, we expect to incur costs of approximately $25.00 for each shareholder holding shares in street name through a nominee (i.e., a bank or broker). These fees are in connection with the administrative fees, as well as printing and postage costs associated with the delivery of proxy materials and the annual report. We expect these costs to increase over time in the absence of the Split Transaction.

We expect that we will reduce the total cost of administering record shareholder accounts by at least $10,000 per year if we complete the Split Transaction. Furthermore, we expect that we will reduce the total cost of administering street name shareholder accounts by at least $35,000 per year if we complete the Split Transaction, for a total administrative cost savings of $45,000 per year. In light of these disproportionate costs, the board of directors believes that it is in the best interests of the Company and our shareholders as a whole to eliminate the administrative burden and costs associated with such small accounts and such public filings.

We are aware that these estimates of the costs of being a 1934 Act public company are lower than those presented by many other public companies and experts. If we have underestimated these costs, our savings from the Split Transaction and from “going private” would be even greater.

In addition, although 1934 Act disclosure requirements currently ensure that we provide information about us that the investing public finds useful, the same information is often useful to our competitors and to parties negotiating contracts with us. “Going private” would enable us to shut off a flow of information that our business adversaries can use against us.

Moreover, the Split Transaction will provide shareholders with fewer than 2,000 Pre-Split Shares with an efficient way to cash out their investment in the Company because we will pay all transaction costs such as brokerage fees in connection with the Split Transaction. Otherwise, shareholders with small holdings would likely incur brokerage fees that are disproportionately high relative to the market value, based on the $0.07 closing price as of April 18, 2005, of their shares if they wanted to sell their stock. The Split Transaction will eliminate these problems for most shareholders with small holdings.

Factors Considered by the Board of Directors and the Affiliates

Our board of directors, in the course of reaching its decision to recommend to the shareholders the approval of the Split Transaction, and each of the Affiliates considered the following factors favoring the Split Transaction:

•	anticipated reductions in the expenses of compliance with the reporting, proxy statement disclosure and internal controls compliance requirements of U.S. securities laws and the associated drain on management time and attention;

•	anticipated reductions in operating expenses associated with administering a large number of shareholder accounts;

•	the value being paid to cash-out any fractional shares resulting from the Reverse Spit is higher than the market value, based on the $0.07 closing price, and higher than the $0.08 per share book value, of the common stock on April 18, 2005, which is prior to announcement of the Split Transaction, and also higher than the $0.10 average closing price for the 30 trading days ending on April 18, 2005;

•	the value being paid to cash-out any fractional shares resulting from the Reverse Split is higher than the $0.12846 per share, on a converted basis, we received for the sale of our Series C preferred stock, which is convertible into unregistered shares of our common stock, in September 2004 in conjunction with our debt restructuring;

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•	the ability of smaller shareholders to receive cash for their shares without being burdened by disproportionately high service fees or brokerage commissions; and

•	the ability of shareholders wishing to remain shareholders to purchase sufficient shares in advance of the Effective Date to cause them to own more than 2,000 Pre-Split Shares.

The board of directors and each of the Affiliates also considered the following potential adverse factors of the Split Transaction:

•	following the Split Transaction, the shareholders of less than 2,000 Pre-Split Shares before the Reverse Split will cease to hold any equity interest in the Company and will lose their ability to participate in the future growth of the Company, if any, or benefit from increases, if any, in the value of the Company. This factor is somewhat mitigated by the fact that these shareholders may purchase shares of our common stock before the Effective Date to get over the 2,000 share threshold and avoid being cashed out;

•	following the Split Transaction, other shareholders whose fractional shares are cashed out in the Reverse Split will, to that extent, lose their ability to benefit from any future increases in shareholder value;

•	the market for Company stock will become extremely illiquid or even non-existent after the Split Transaction; and

•	the payment for fractional shares, which cannot exceed $259.87 for any single account, is a taxable transaction for shareholders. This factor is somewhat mitigated by the fact that for many cashed-out shareholders the transaction will result in recognition of a capital loss.

The board of directors and each of the Affiliates considered the following alternative transactions to accomplish the reduction in the number of shareholders to fewer than 300 holders of record and then “go private,” but ultimately determined the Split Transaction was the preferred method:

(a)	A cash tender offer—The board of directors and each of the Affiliates believed a cash tender offer would not result in shares being tendered by a sufficient number of record shareholders so as to accomplish the going private objective. It was thought unlikely that many holders of small numbers of shares would make the effort to tender their shares of common stock and the cost of mounting and completing the tender offer could be significant in relation to the value of the shares of common stock sought to be purchased. Additionally, there is the risk that holders of greater than 2,000 shares would tender their shares, thereby causing us to expend significant amounts of cash but not reducing the number of shareholders to less than 300; and

(b)	A purchase of shares in the open market—The trading market for the common stock is not particularly active; therefore, it would be highly unlikely that shares of common stock could be acquired by us from a sufficient number of record holders to accomplish the board of directors’ objectives. This is especially so because there is no reason to believe that many record holders of fewer than 2,000 shares would be looking to sell their shares in response to open-market bids. Moreover, such a program could be construed as an issuer self-tender offer, resulting in regulatory compliance costs.

Our board of directors and each of the Affiliates are not aware of any firm offers made by any non-affiliate of the Company for the merger or consolidation of the Company with or into another company, the sale or transfer of all or a substantial portion of the Company’s assets or the acquisition of a controlling interest in the company against which the cash-out price can be compared. In addition, our board of directors and each of the Affiliates did not consider a sale of the Company, to non-affiliates or otherwise, as an alternative to the Split Transaction because they believe that a sale of the Company at this time would result in a lower consideration per share to our shareholders than the cash-out price of $0.13 per share. Our board of directors and each of the Affiliates also believe that the value of the Company will increase, and that, accordingly, a sale of the Company in the future will result in a higher price paid to shareholders than would a sale of the Company at this time. Our

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board of directors and each of the Affiliates recognize, however, that certain shareholders may not share the belief that the value of the Company will increase in the future, or they may not wish to hold their investment in the Company for as long as it will take for the value of the Company to see a sufficient increase. Such shareholders may, to the extent they currently hold 2,000 or more shares of our common stock, sell shares in the open market prior to the Split Transaction so as to reduce their holdings below 2,000 shares and have their remaining interest in the Company cashed out at a premium over the current market value, without having to wait for a liquidity event in the form of a sale of the Company.

Our board of directors and each of the Affiliates did not consider whether the $0.13 cash-out price is higher than the going-concern value or liquidation value, because any amounts received upon a liquidation of the Company would be paid first to our secured creditors, then to our unsecured creditors, then to holders of our preferred stock and then to the holders of our common stock; the board of directors and each of the Affiliates believe that if the Company were to be liquidated at this time, the proceeds would be insufficient to satisfy all of our obligations to secured creditors and unsecured creditors and the holders of our preferred stock.

We did not retain any outside party to provide a report and opinion relating to the fairness of the consideration to be paid to unaffiliated shareholders holding fewer than 2,000 Pre-Split Shares and other fractional shares resulting from the Reverse Split in any one account and the fairness of the Split Transaction to the Company and its remaining shareholders. We chose not to retain an outside party to make such determinations as to the fairness of the Split Transaction because we did not feel that it would be an effective use of our resources to incur the expenses of a financial advisor. Based on a recent analysis of the distribution of our shareholders, the Split Transaction would result in the cash-out of about 1,057,000 Pre-Split Shares of common stock at $0.13 per share, for a total cash-out amount of approximately $137,000. However, because holders can continue to buy and sell shares through the effective date of the Split Transaction, this figure might change. No single account can receive more than $259.87 in payment for its Pre-Split Shares of common stock because the maximum number of shares that can be cashed out of any single account is 1,999. No independent committee of the board of directors has reviewed or approved the fairness of the Split Transaction. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders for the purpose of negotiating the terms of the Split Transaction or preparing a report concerning the fairness of the Split Transaction was retained by us or by our unaffiliated directors (indeed, we do not even have any unaffiliated directors). In spite of the absence of a fairness opinion from a third party and an unaffiliated representative acting solely on behalf of the unaffiliated shareholders, we believe that the Split Transaction is fair to all unaffiliated shareholders for the reasons set forth in the remaining portion of this section.

The determination by our board of directors and the Affiliates that the Split Transaction is fair to all unaffiliated shareholders was based primarily on a comparison of the cash-out price to the market price for our common stock. The cash-out price of $0.13, determined by our board of directors, reflects a 30% premium over the $0.10 average closing price for the 30 trading days ending on the day before the announcement of the Split Transaction. In arriving at its decision to set the cash-out price at $0.13 per share, our board of directors first determined that the cash-out price should be set at a premium over market price in order to compensate cashed-out shareholders for the loss of their equity interest in the Company. Each of the Affiliates agreed with this determination. In addition, our board of directors and each of the Affiliates believed that it would be necessary to pay a premium over market price in order to induce a sufficient number of shareholders to reduce their holdings below 2,000 shares (or to maintain holdings of less than 2,000 shares, to the extent they currently hold fewer than 2,000 shares) so as to become cashed out in the Split Transaction and allow us to achieve our objective of “going private.”

The amount of the premium (30% over the average closing price for the 30 trading days prior to the date of announcement of the Split Transaction) was based on the board’s general impression of premiums currently being paid to shareholders in the context of mergers, acquisitions, tender offers and similar transactions that the board has learned of through news and industry publications. Neither the board nor any of the Affiliates performed any quantitative analysis regarding the Split Transaction (or any transactions completed by third

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parties), other than a comparison of the cash-out price against market price, to determine the fairness of the cash-out price in the Split Transaction. Although the board and each of the Affiliates believes that the value of the Company will increase in the future, they did not take their own beliefs or the future prospects of the Company into account in determining the fairness of the cash-out price. The board and the Affiliates relied primarily on a comparison of the cash-out price to the market price for our common stock because they believe that the market price provides a more relevant metric for investors to evaluate the Company’s value and prospects than their own beliefs.

Our board of directors and each of the Affiliates believes that the cash-out price adequately takes into account their consideration of the positive aspects of being cashed out, including the benefits to smaller shareholders of receiving cash for their shares without having to pay brokerage commissions or service fees, versus the negative aspects of being cashed out, including the loss of the opportunity to participate in any future growth of the Company, as more fully described in this proxy statement, and is therefore fair both to unaffiliated shareholders who will be cashed out and to those who will remain shareholders of the Company after the Split Transaction.

The board of directors and each of the Affiliates believe that the Split Transaction is procedurally and substantively fair to all unaffiliated shareholders—both those whose interest in the Company will be wholly cashed-out and those who will continue to hold shares of the Company after the Split Transaction. Present shareholders (including those whose shares are expected to be cashed out) generally will have an opportunity both to evaluate all of the information contained herein and to compare the potential value of an investment in the Company with that of other available investments. The board of directors and each of the Affiliates believe that the Split Transaction is procedurally fair to our unaffiliated shareholders because the Reverse Split is being effected in accordance with all requirements under California law and hence will require the affirmative vote of the holders of a majority of each class of the Company’s outstanding capital stock. In addition, between the date hereof and the Effective Date all shareholders of the Company will have an opportunity to buy or sell in the public market a number of Pre-Split Shares so that holders who would otherwise be cashed out in whole or in part can continue to be shareholders, and continuing holders can also divide or otherwise adjust their existing holdings as to become cashed-out shareholders as to some or all of their Pre-Split Shares. None of our directors or affiliates is expected to act so as to become a wholly cashed-out shareholder. Our board of directors and each of the Affiliates believe that the Split Transaction is substantively fair to continuing shareholders as well as cashed-out shareholders because the cash-out price of $0.13 per share represents a premium over the current market price of the Company’s common stock and takes into account the relative advantages, disadvantages, risks and prospects to each group, which are described above and elsewhere in this proxy statement, including the section entitled “Risk Factors.” We believe that, in making their decision to determine the $0.13 cash-out price, our directors were conscious of the importance of the issues (including those that adversely affect continuing shareholders as well as those that affect cashed-out shareholders) and acted in accordance with their fiduciary duties to us and our shareholders.

Finally, based on a comparison of (i) the estimated aggregate cash-out price of $137,000 at $0.13 per share, plus professional fees and other expenses associated with the Split Transaction of approximately $43,000 against (ii) the cost savings of $242,000 that we believe we would achieve each year if we are able to “go private,” our board of directors and each of the Affiliates believe that the per share cash-out price of $0.13 is reasonable.

No provision has been made to grant unaffiliated shareholders access to our corporate files or to obtain counsel or appraisal services at our expense.

The board of directors retains the right to reject (and not implement) the Split Transaction (even after approval thereof) if it determines subsequently that the Split Transaction is not then in the best interests of the Company and its shareholders. If the Split Transaction is not approved, or, if approved, is not implemented, the proposed deregistration of our common stock will not be implemented. There are no current circumstances that would cause the board of directors to exercise its right not to implement the Split Transaction. Factors that could

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cause the board of directors to decide not to implement the Split Transaction in the future include, without limitation, if the market price of the Company’s common stock increases beyond the cash-out price of $0.13, or if the Company receives an offer to acquire the Company for a consideration that would result in the payment of an amount greater than $0.13 per share to the Company’s shareholders.

Structure of the Split Transaction

The Split Transaction includes the Reverse Split (with a cash payment in lieu of fractional shares) and the Forward Split of the common stock. If the Split Transaction is approved by shareholders, the Reverse Split is expected to occur on a Saturday, following advance notice by press release. Upon consummation of the Reverse Split, each shareholder of record or beneficial shareholder on that Saturday will receive one share of common stock for each whole block of 2,000 Pre-Split Shares held in his or her account at that time. If a shareholder of record holds 2,000 or more Pre-Split Shares in his or her account, any fractional share in such account after the Reverse Split will be cashed out (and to that extent he or she is referred to here as a “Partially Cashed-Out Shareholder”). Any shareholder of record who holds fewer than 2,000 Pre-Split Shares in his or her account at the time of the Reverse Split (a “Cashed-Out Shareholder”) will receive only a cash payment instead of fractional shares and will no longer be a shareholder of the Company after the Split Transaction. Immediately following the Reverse Split and the payment to the Partially Cashed-Out Shareholders and the Cashed-Out Shareholders, all shareholders who are not Cashed-Out Shareholders will receive in the Forward Split effective on the Sunday after the Reverse Split, 2,000 shares of common stock for every one whole share of common stock they held following the Reverse Split.

We intend for the Split Transaction to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the Split Transaction for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as “Partially Cashed-Out Shareholders” or “Cashed-Out Shareholders”, as the case may be. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

In general, the Split Transaction can be illustrated by the following examples:

HYPOTHETICAL SCENARIO	RESULT
Mr. Smith is a shareholder who holds 1,000 shares of common stock in his account before the Split Transaction.

Instead of receiving a fractional share of common stock immediately after the Reverse Split, Mr. Smith’s shares will be converted into the right to receive cash. Mr. Smith would receive $130.00 ($0.13 x 1,000 shares). Note: If Mr. Smith wants to continue his investment in the Company, before the Effective Date, he can buy at least 1,000 more shares. Mr. Smith would have to act far enough in advance of the Split Transaction so that the purchase is completed and the additional shares are credited in his account by the Effective Date.

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HYPOTHETICAL SCENARIO	RESULT

Ms. Jones has two separate accounts. As of the Effective Date, she holds 1,000 shares of common stock in one account and 1,500 shares of common stock in the other.

Ms. Jones will receive cash payments equal to the cash-out price of her common stock in each account instead of receiving fractional shares. Ms. Jones would receive two checks totaling $325.00 (1,000 shares x $0.13 = $130.00; 1,500 shares x $0.13 = $195.00) Note: If Ms. Jones wants to continue her investment in the Company, she can consolidate or transfer her two accounts before the Effective Date into an account with at least 2,000 Pre-Split Shares. Alternatively, she can buy at least 1,000 more shares for the first account and 500 more shares for the second account, and hold them in her respective accounts. She would have to act far enough in advance of the Split Transaction so that the consolidation or the purchase is completed by the Effective Date.

Mr. Walker holds 10,000 shares of common stock as of the Effective Date.	After the Split Transaction, Mr. Walker will continue to hold 10,000 shares of common stock.

Mr. Wu holds 20,500 shares of common stock as of the Effective Date.

In the Reverse Split, Mr. Wu’s stock is combined into 10 whole shares plus an entitlement to $65.00 cash (500 x $0.13 = $65.00). In the Forward Split, the 10 whole shares will be divided into 20,000 shares of common stock.

Ms. Harris holds 1,000 shares of common stock in street name in a brokerage account as of the Effective Date.

We intend for the Split Transaction to treat shareholders holding shares of common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Split Transaction for their beneficial holders. If this occurs, Ms. Harris will receive, through her broker, a check for $130.00 (1,000 shares x $0.13). However, nominees may have a different procedure and shareholders holding shares of common stock in street name should contact their nominees.

Effect of the Split Transaction on the Company

Our Articles of Incorporation, as amended, currently authorize the issuance of 70,000,000 shares of common stock and 25,000,000 shares of preferred stock, for an aggregate of 95,000,000 shares. As of the record date, 33,822,033 shares of common stock were outstanding, and 1,531 shares of Series C preferred stock were outstanding. Based upon our best estimates, if the Split Transaction had been consummated as of the record date, the number of outstanding shares of common stock would have been reduced by the Split Transaction from

33,822,033 to approximately 32,765,472. This would have reduced the number of holders of record of common

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stock from approximately 568 to approximately 60 or by approximately 508 shareholders of record and would also have reduced our number of street-name shareholders from approximately 1,871 to approximately 478 or by approximately 1,393 street-name shareholders. There would be no change in the number of shares of, or holders of, Series C preferred stock as a result of the Split Transaction, except that Redwood Holdings, LLC would buy an additional 180 shares of Series C preferred stock for $180,000 in order to satisfy Comerica Bank’s requirement that the cash-out payments in lieu of fractional shares be financed by the simultaneous sale of other equity securities (see “Other Issues Related to the Split Transaction – Source of Funds and Financial Effect of the Split Transaction”).

Our common stock and our preferred stock rights are currently registered under Section 12(g) of the 1934 Act and, as a result, we are subject to the periodic reporting and other requirements of the 1934 Act. As a result of the Split Transaction, we will have less than 300 holders of record of our publicly-traded common stock and the requirement that the Company maintain its registration under the 1934 Act will become terminable; we could, and would, elect to become a “private” company. As a result of the Company’s deregistration, our shares of common stock will no longer have an effective trading market, and as a practical matter will no longer be publicly traded or quoted on the over-the-counter market. In addition, following the Split Transaction we and our insiders will no longer be required to file periodic and other reports with the SEC, and we will formally terminate our reporting obligations under the 1934 Act. In connection with the proposed Split Transaction, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC.

The Split Transaction constitutes a part of a “going private” transaction under the U.S. securities laws.

Based on the aggregate number of shares owned by holders of less than 2,000 Pre-Split Shares as of the record date, and the estimated number of other fractional shares that would result from the Reverse Split, we estimate that payments of cash in lieu of the issuance of fractional shares will total approximately $137,000 in the aggregate. No shareholder with a single account can receive more than $259.87.

The common stock will continue to have no par value and the number of authorized common shares will remain the same following consummation of the Split Transaction.

Accounting Treatment of the Split Transaction

We plan to account for the cash-out of fractional share interests as stock repurchases, which will have the effect of reducing the carrying amount of our common stock. There will be no other material accounting effects on the Company associated with the Split Transaction.

The following table sets forth the effect of the Split Transaction on the Affiliates interest in the net book value and net loss of the Company as of and for the year ended December 31, 2004:

	Change in Interest in
Affiliate	Net Book Value		Net Loss
Thomas A. Donelan	$—	0.0%	$—	0.0%
Christopher P. Hendy	$—	0.0%	$—	0.0%
Jerry L. Ruyan	$(2,000)	0.0%	$—	0.0%
Redwood Holdings, LLC	$102,000	2.4%	$(15,000)	2.4%
Redwood West Coast, LLC	$(15,000)	-0.4%	$3,000	-0.4%
Remington Capital, LLC	$—	0.0%	$1,000	0.0%

Total Affiliates	$85,000	1.9%	$(11,000)	1.9%

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Material Federal Income Tax Consequences

The Split Transaction will not have any material federal income tax consequences on the Company, as we believe that the Split Transaction will be treated as a tax-free recapitalization.

The following is a discussion of the material anticipated federal income tax consequences of the Split Transaction to shareholders of the Company. It should be noted that this discussion is based upon the federal income tax laws currently in effect and as currently interpreted. This discussion does not take into account possible changes in such laws or interpretations, including any amendments to applicable statutes, regulations and proposed regulations, or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion is provided for general information only, and does not purport to address all aspects of the range of possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this discussion does not account for or consider the federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies, and foreign taxpayers). This discussion does not discuss any consequence of the Split Transaction under any state, local or foreign tax laws.

No ruling from the Internal Revenue Service will be obtained regarding the federal income tax consequences to the shareholders of the Company in connection with the Split Transaction. The Company has not received an opinion of counsel regarding the federal income tax consequences to the Company and its shareholders in connection with the Split Transaction. However, each shareholder is encouraged to consult his or her tax adviser regarding the specific tax consequences of the Split Transaction to such shareholder, including the application and effect of federal, state, local and foreign taxes, and any other tax laws.

The board of directors believes that the Split Transaction will be a tax-free recapitalization to the Company and its continuing shareholders and a taxable transaction to Cashed-Out Shareholders and, to the extent their fractional shares are cashed out, to Partially Cashed-Out Shareholders, all as further detailed below. If the Reverse Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), (i) no gain or loss will be recognized by a shareholder of common stock who is neither a Cashed-Out Shareholder nor a Partially Cashed-Out Shareholder, (ii) any Cashed-Out Shareholder of Partially Cashed-Out Shareholder who receives cash proceeds, which cannot exceed $259.87 for any single shareholder account, from the sale of fractional shares of common stock will recognize a gain or loss equal to the difference, if any, between such proceeds and the basis of its common stock allocated to its fractional share interests, and such gain or loss, if any, will generally constitute capital gain or loss if its fractional share interests are held as capital assets at the time of their sale, (iii) the tax basis of the new common stock received by holders of common stock will be the same as the tax basis of the common stock exchanged therefore, minus (in the case of Partially Cashed-Out Shareholders) the basis allocated to the cashed-out fractional share interest, and (iv) the holding period of the new common stock in the hands of holders of new common stock will include the holding period of their common stock exchanged therefor, provided that such common stock was held as a capital asset immediately before the exchange.

Certain Cashed-Out Shareholders and Partially Cashed-Out Shareholders may be subject to information reporting with respect to the cash received in exchange for their fractional shares of common stock. If you are subject to information reporting and do not provide appropriate information when requested, you may also be subject to backup withholding at a rate of 28%. Any amount withheld from you under such rules is not an additional tax and may be refunded or credited against your federal income tax liability, provided that the required information is properly furnished in a timely manner to the IRS.

No Opinion of Financial Advisor

Our board of directors did not retain any advisor to deliver a fairness opinion in connection with the Split Transaction.

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Risk Factors

You should consider the following risks prior to casting your vote on the two proposals described in this proxy statement.

Risks Associated with the Split Transaction

NONE OF THE BOARD MEMBERS WHO ARE RECOMMENDING THE SPLIT TRANSACTION IS INDEPENDENT, AND THE FAIRNESS OF THE SPLIT TRANSACTION TO UNAFFILIATED SHAREHOLDERS HAS NOT BEEN ANALYZED OR OPINED UPON BY ANY INDEPENDENT THIRD PARTY OR FINANCIAL ADVISOR.

None of our board members are independent; two of our directors are affiliated with our controlling shareholder, and our remaining director is the President and Chief Executive Officer of the Company. Accordingly, the fairness of the Split Transaction to our unaffiliated shareholders, including those whose minority interest in the Company will be cashed out, has not been considered, and shareholder approval of the Split Transaction is not being recommended, by any independent board members or any independent committee of the board. In addition, our board of directors did not retain any independent third party or financial advisor to deliver a fairness opinion in connection with the Split Transaction or to analyze the fairness of the $0.13 per share consideration to our unaffiliated shareholders.

THE DETERMINATION BY OUR BOARD OF DIRECTORS REGARDING THE FAIRNESS OF THE SPLIT TRANSACTION TO UNAFFILIATED SHAREHOLDERS REFLECTS THE BOARD’S ANALYSIS OF THE RELATIVE ADVANTAGES AND DISADVANTAGES OF REMAINING A SHAREHOLDER, AND WAS BASED PRIMARILY ON A COMPARISON OF THE CASH-OUT PRICE TO THE MARKET PRICE FOR OUR COMMON STOCK.

Our board of directors based its decision to set the cash-out price in the Split Transaction at $0.13 per share primarily on a comparison of the cash-out price to the market price for our common stock. In arriving at its decision to set the cash-out price at $0.13 per share, our board of directors took into account the positive aspects of being cashed out, including the benefits to smaller shareholders of receiving cash for their shares without having to pay brokerage commissions or service fees, as well as the negative aspects of being cashed out, including the loss of the opportunity to participate in any future growth of the Company, as more full describe in this proxy statement. Our board of directors believes that the cash-out price of $0.13 adequately reflects the board’s consideration of the relative costs and benefits of being cashed out versus remaining a shareholder of the Company. Our board of directors did not perform any quantitative analysis other than the comparison of the cash-out price against market price in light of the board’s general impression of premiums currently being paid to shareholders in the context of mergers, acquisitions, tender offers and similar transactions in reaching its decision to set the cash-out price at $0.13.

Risks Associated with Remaining A Shareholder

WE WOULD NO LONGER BE A PUBLIC COMPANY. THE LACK OF LIQUIDITY FOR SHARES OF OUR COMMON STOCK FOLLOWING THE EFFECTIVE DATE MAY ADVERSELY AFFECT THE VALUE OF YOUR SHARES.

Following the Split Transaction, we would have less than 300 shareholders of record. As a result, we would become entitled under applicable law to, and in fact we promptly would, deregister our shares of common stock under the 1934 Act. Once we deregister our shares of common stock, we will not file any more current, quarterly or annual reports with the SEC. As a result, there will be no effective trading market for our shares and shareholders desiring to sell their shares would probably have a difficult time finding a buyer for these shares. This lack of liquidity would probably adversely affect your ability to sell your shares and the price which a buyer is willing to pay for the shares.

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YOU WOULD LOSE THE BENEFITS OF THE 1934 ACT.

As mentioned, we would no longer be disclosing the kind of information now disclosed in our current, quarterly and annual reports, nor would we be disclosing the kind of information now disclosed in our proxy statements for annual and special shareholder meetings and written consent solicitations. In addition, our officers, directors and significant shareholders would no longer need to file statements of their securities transactions and ownership under Sections 16 or 13(d) of the 1934 Act. It will be much more difficult for you to monitor the status of your investment. In addition, we will not be required to comply with Sarbanes-Oxley Act Section 404’s requirements regarding internal control over financial reporting.

WE DO NOT INTEND TO PAY DIVIDENDS OR MAKE OTHER DISTRIBUTIONS TO OUR COMMON SHAREHOLDERS IN THE FORESEEABLE FUTURE.

We have never paid dividends on our common stock and we do not intend to do so in the foreseeable future. Accordingly, because continuing shareholders will not receive any dividends with respect to their shares of common stock and because the shares of our common stock will no longer be tradable on the open market following the Split Transaction, continuing shareholders will have limited opportunities to receive any cash returns on their investment.

WE DO NOT HAVE ANY PLANS TO SELL THE COMPANY OR OTHERWISE ENTER INTO A TRANSACTION THAT WOULD PROVIDE LIQUIDITY FOR YOUR SHARES.

We do not have any present intention or plans to sell the Company or enter into any other transaction that would provide shareholders with a liquidity event for their shares, which means your shares could remain illiquid for an indefinite period.

SHAREHOLDERS WILL CONTINUE TO BE SUBJECT TO THE OPERATIONAL AND OTHER RISKS FACING US, WHICH RISKS, IF REALIZED, COULD RESULT IN A SUBSTANTIAL REDUCTION IN THE VALUE OF THEIR SHARES OF COMMON STOCK.

Following the Split Transaction, we will continue to face the same risks we have faced in the past, including without limitation the risks associated with a short-term obligation that we could not afford to pay in accordance with its terms; namely, an unsecured contractual obligation of $1,500,000 due in July 2006, originally in favor of Barnes-Jewish Hospital (“BJH”) and now held by Remington Capital, LLC, an affiliate of Redwood. These and other risks related to our need for additional capital are described in the risk factor beginning “We have a short-term obligation that we cannot afford to pay…” under the caption “Risk Factors” in our Form 10-K, as amended, attached to this proxy statement as Exhibit A, and in our Form 10-Q, attached to this proxy statement as Exhibit B, as well as the other risks described in the Form 10-K and the Form 10-Q. On August 30, 2005, we restructured our overall short-term obligation to BJH, as more fully discussed in our Form 8-K which is attached to this proxy statement as Exhibit F. Although the restructuring eliminated any payment default on the $1,000,000 unsecured contractual obligation which had been due in July 2005 and any accrual of interest at the rate of 10.5% on the entire $2,500,000 obligation to BJH that would have resulted from a default, and effectively extended the payment terms on the $500,000 principal outstanding under the new promissory note issued to BJH and the new promissory note issued to Remington Capital, LLC in the amount of $350,000, we continue to be responsible to ultimately repay such principal (plus interest now accruing). There has been no modification of the terms of the $1,500,000 contractual obligation sold by BJH to Remington Capital, LLC in connection with the restructuring. There is no guarantee that we will be able to adequately address these risks and the others described in the risk factor referred to above, and the value of your shares may never reach $0.13 or more per share.

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Risks Associated with Not Being A Shareholder

SHAREHOLDERS WHO ARE CASHED OUT WILL FORFEIT THE OPPORTUNITY TO PARTICIPATE IN ANY FUTURE GROWTH IN THE VALUE OF THEIR SHARES.

Shareholders who are completely cashed out in the Split Transaction will no longer be shareholders in the Company (unless they subsequently acquire shares from other shareholders following the Effective Date) and will no longer participate in any growth in the value of our common stock that may occur in the future. Continuing shareholders will, to the extent their interest is partially cashed out in lieu of fractional shares, similarly lose the right to participate in any future growth in the value of the cashed-out shares. It is possible that the value of our shares could exceed $0.13 in the future.

THE CURRENT FAIR VALUE OF YOUR SHARES MAY BE MORE THAN $0.13.

The $0.13 cash out price was determined by calculating the average closing price of our common stock over the 30-day period prior to the announcement of the Split Transaction and adding a premium of 30%, which may not in fact indicate the true current value of your shares. We did not use a financial advisor or obtain any fairness opinion regarding the $0.13 price. Due to the nature of the Split Transaction, California statutes do not give you any dissenters’ rights or appraisal rights, even if you believe the true value of your Pre-Split Shares was more than $0.13 per share.

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PROPOSAL NO. 1

AMENDMENT OF ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The board of directors has authorized, and recommends for your approval, a Split Transaction comprising two separate transactions pursuant to which:

•	a reverse stock split (the “Reverse Split”) pursuant to which each block of 2,000 shares of common stock registered in the name of a shareholder or held in a shareholder’s street-name stock brokerage account at the effective time of the Reverse Split will be converted into one share of common stock;

•	shareholders holding fewer than 2,000 shares of common stock, of record or in a street-name stock brokerage account, will cease to be shareholders and instead will receive a cash payment of $0.13 per share for each Pre-Split Share;

•	shareholders holding more than 2,000 shares of common stock, of record or in a street-name stock brokerage account, will, to the extent their number of shares is not exactly divisible by 2,000 and therefore the Reverse Split would result in a fractional share as well as one or more whole shares, receive instead of the fractional share a cash payment of $0.13 for each Pre-Split Share which became part of the fractional share;

•	a forward stock split (the “Forward Split”) pursuant to which each whole share of common stock outstanding following consummation of the Reverse Split and fractional share payment will be converted into 2,000 shares of common stock.

For example: if you hold 10,000 Pre-Split Shares at the effective time of the Split Transaction, your holdings will remain as 10,000 shares of common stock. If you hold 1,500 Pre-Split Shares at the effective time of the Split Transaction, you would cease to be a shareholder and instead we would pay you $195 cash. If you hold 20,500 Pre-Split Shares at the effective time of the Split Transaction, you would become a holder of 20,000 shares of common stock and we would pay you $65 in cash in lieu of the Reverse Split fractional share.

The Split Transaction would be formally effected by two successive amendments of our Articles of Incorporation. If approved by the shareholders, the Split Transaction will become effective on a weekend as may be determined by the board of directors (the “Effective Date”). It is anticipated that upon such approval, we would issue a press release giving at least three business days’ advance notice of the Effective Date, and the Effective Date would occur that weekend. The Reverse Split would occur on the Saturday and the Forward Split would occur on the Sunday. The forms of proposed amendment to the Company’s Articles of Incorporation, as amended, necessary to effect the Split Transaction are attached to this proxy statement as Exhibit D.

Any holder of less than 2,000 Pre-Split Shares who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing, in the public market, before the Effective Date, a sufficient number of shares of common stock such that the shareholder holds 2,000 or more Pre-Split Shares. Similarly, holders of more than 2,000 Pre-Split Shares may purchase, in the public market, before the Effective Date, a sufficient number of shares of common stock to “top off” one’s holding so that it becomes exactly divisible by 2,000 so the Reverse Split would not result in an indicated fractional share; that way, none of one’s interest in the Company would be cashed out. There can be no assurance that shares will be available for purchase on the public market at an attractive price.

The first proposal is to approve an amendment to the Company’s Articles of Incorporation to effect the Reverse Split portion of the Split Transaction.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of common stock, the affirmative vote of the holders of the majority of the outstanding shares of Series C preferred stock, and also the affirmative vote of the holders of the majority of the voting power of all stock

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entitled to vote. Abstentions (including failures to return consents) and broker nonvotes have the same effect as a negative vote. Outstanding shares of common stock are entitled to one vote each and outstanding shares of Series C preferred stock are entitled to 7,784.52 votes each.

Recommendation of the Board of Directors

The board of directors has unanimously determined that the Split Transaction, including the Reverse Split, is both substantively and procedurally fair to, and in the best interest of, the Company and our shareholders and unanimously recommends a vote “FOR” the proposal to approve the Reverse Split as described in this proxy statement.

PROPOSAL NO. 2

AMENDMENT OF ARTICLES OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT FOLLOWING THE REVERSE SPLIT

As more fully described in Proposal No. 1, the board of directors has authorized and recommends for your approval a Split Transaction comprising the Reverse Split, followed by the Forward Split.

Proposal No. 2 is to approve an amendment to the Company’s Articles of Incorporation to effect the Forward Split portion of the Split Transaction following the Reverse Split. The amendment of the Articles to effect the Forward Split is contingent upon shareholder approval of the Reverse Split and will be effected only after completion of the Reverse Split. See Proposal No. 1 for a description of the principal effects of the Split Transaction.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of common stock, the affirmative vote of the holders of the majority of the outstanding shares of Series C preferred stock, and also the affirmative vote of the holders of the majority of the voting power of all stock entitled to vote. Abstentions (including failures to return consents) and broker nonvotes have the same effect as a negative vote. Outstanding shares of common stock are entitled to one vote each and outstanding shares of Series C preferred stock are entitled to 7,784.52 votes each.

Recommendation of the Board of Directors

The board of directors has unanimously determined that the Split Transaction, including the Forward Split, is both substantively and procedurally fair to, and in the best interest of, the Company and our shareholders and unanimously recommends a vote “FOR” the proposal to approve the Forward Split as described in this proxy statement.

OTHER ISSUES RELATED TO THE SPLIT TRANSACTION

Source of Funds and Financial Effect of the Split Transaction

The costs of the Split Transaction, which include the cash-out payments to be made to shareholders plus about $50,000 for professional fees and other expenses related to the transaction, are not expected to have any material adverse effect on the Company’s capitalization, liquidity, results of operations or cash flow. Because the

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actual number of Pre-Split Shares which will be cashed-out by the Company is unknown at this time, the total cash we would pay to holders is unknown, but is estimated to be about $137,000.

In order to finance the cash payment in lieu of fractional shares, we have entered into an agreement to sell 180 newly issued and unregistered shares of Series C preferred stock to Redwood Holdings, LLC for $180,000 cash. Redwood Holdings, LLC is an affiliate of our controlling shareholder Redwood West Coast, LLC and our directors Thomas A. Donelan and Christopher P. Hendy. Any such sale of Series C preferred stock is contingent upon the shareholder approval of the Split Transaction, and upon the subsequent approval by the board of directors to implement the Split Transaction. This equity investment to maintain our cash levels is required by our lender Comerica Bank as a condition to its waiver of our covenant not to repurchase common stock.

The cash-out payment in lieu of fractional shares could be characterized as a stock redemption violating California Corporations Code Section 500. That section prohibits the redemption of stock unless certain financial tests are met. Under Section 316 of the California Corporations Code, if a redemption is made in violation of Section 500, our directors could be jointly and severally liable to our creditors for the amount of the illegal distribution plus interest and various costs.

Conduct of the Company’s Business After the Split Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed in this document, the Split Transaction is not anticipated to have any material effect upon the conduct of our business. If the Split Transaction is consummated, all persons owning fewer than 2,000 Pre-Split Shares of common stock will no longer have any equity interest in, and will not be shareholders of, the Company and, therefore, will not participate in our future potential or earnings and growth.

We have no current plans or proposals to effect any extraordinary corporate transaction such as a merger, reorganization or liquidation; to sell or transfer any material amount of our assets; to change our board of directors or management; to change materially our indebtedness or capitalization; or otherwise to effect any material change in our corporate structure of business.

Our internal corporate governance practices and our procedures for internal control will remain unchanged, although we generally will not be making any future changes in them as might be mandated for companies subject to the 1934 Act. We will continue to be subject to all provisions of California corporate law.

Receiving Cash Payment In Lieu of Shares

We will not issue any fractional shares in connection with the Split Transaction. Instead, we will pay $0.13 for each such Pre-Split Share to which a fractional share is traceable. We refer to this amount as the “Cash-Out Price.” If the shareholders approve the Split Transaction, and if the board of directors approves the implementation of the Split Transaction, we anticipate that we would issue a press release giving at least three business days’ advance notice of the Effective Date and the Effective Date would occur that weekend.

All amounts payable to shareholders will be subject to applicable state laws relating to abandoned property (see “Escheat Laws” below). No brokerage commissions will be payable by shareholders in connection with the Split Transaction. We will not pay interest on cash sums due any shareholder pursuant to the Split Transaction.

Assuming the Split Transaction occurs, as soon as practicable after the Effective Date we will mail a letter of transmittal to each Partially Cashed-Out Shareholder and each Cashed-Out Shareholder. The letter of transmittal will contain instructions for the surrender of the certificate or certificates to our exchange agent in exchange for the Cash-Out Price, and, in the case of the Partially Cashed-Out Shareholders, a new certificate for the post-Forward Split shares which were not cashed out. No cash payment will be made to any shareholder of record until the shareholder of record has surrendered the outstanding certificate(s), together with the letter of

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transmittal, to our exchange agent. For Partially Cashed-Out Shareholders and Cashed-Out Shareholders whose shares are held in street name, you will not receive a transmittal letter; rather, your cash payment will be sent directly to your nominee. No dissenters’ or appraisal rights are available under the California Corporations Code, the Company’s By-laws or Articles of Incorporation, as amended, to any shareholders (see “Other Issues Related to the Split Transaction—Dissenters’ Rights” below).

Exchange of Stock Certificates

It is currently anticipated that Mellon Investor Services, LLC will serve as exchange agent to receive stock certificates of Synbiotics Corporation from, and to send cash payments to, our shareholders entitled to receive them. Promptly following the effective date of the Split Transaction, the exchange agent will send a letter of transmittal to each Cashed-Out Shareholder and each Partially Cashed-Out Shareholder, which will describe the procedures for surrendering stock certificate(s) in exchange for the cash consideration and, in the case of the Partially Cashed-Out Shareholders, a new share certificate for the post-Forward Split shares which were not cashed out. Upon receipt of the certificate(s) and properly completed letters of transmittal, the exchange agent will within approximately 20 business days make the appropriate cash payment and, where applicable, deliver the new stock certificate. No interest will accrue on the cash consideration.

PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME.

Effective Time

If this proposal is approved by the shareholders and the board of directors decides to proceed with the Split Transaction, the effective time of the Split Transaction will occur on a weekend, after we have given advance notice by press release and after the Secretary of State of the State of California accepts for filing the amendments to the Articles of Incorporation, as amended.

Regulatory Approvals

We are not aware of any material governmental or regulatory approval required for completion of the transaction, other than compliance with the relevant federal securities laws and the corporate laws of California.

Escheat Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are cashed out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed-out shares, generally will have a period of years from the Effective Date in which to claim the cash payment payable to them. For example, with respect to shareholders whose last known addresses are in California, as shown by our records, the period is three years. Following the expiration of that three-year period, the Unclaimed Property Law of California would likely cause the cash payments to escheat to the State of California. For shareholders who reside in other states or whose last known addresses, as shown by our records, are in states other than California, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it; or (ii) escheat of such property to the state. Under the laws of such other jurisdictions, the “holding period” or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. If we do not have an address for the holder of record of the shares, then unclaimed cash-out payments would be turned over to our state of incorporation, the state of California, in accordance with its escheat laws.

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Dissenters’ Rights

No dissenters’ or appraisal rights are available under the California Corporations Code to shareholders who may wish to dissent from the Split Transaction. There may exist other rights or actions under state law for shareholders who are aggrieved by reverse stock and/or forward stock splits generally, or by cash sales of convertible preferred stock to affiliates. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. For example, shareholders could, if they deemed such to be applicable, take appropriate legal action against us and our board of directors, and claim that the transaction was unfair to the unaffiliated shareholders, and/or that there was no justifiable or reasonable business purpose for the Split Transaction. Shareholders holding less than 2,000 Pre-Split Shares who want to remain shareholders may purchase a sufficient number of additional shares on the open market in order to hold more than 2,000 Pre-Split Shares prior to the Effective Date of the Split Transaction. Those shareholders who do not desire to remain shareholders may sell a sufficient number of shares such that they hold fewer than 2,000 Pre-Split Shares before the Effective Date of the Split Transaction in order to be cashed out in the Split Transaction. In a similar way, larger shareholders can buy or sell shares before the Effective Date in order to generate a fractional share, which would be cashed out, or to avoid the generation of a fractional share and thus avoid being cashed out to any extent.

MANAGEMENT AND AFFILIATES

Information regarding our board of directors and executive officers is located at “Item 10 – Directors and Executive Officers of the Registrant” of our Annual Report on Form 10-K, which is included as Exhibit A to this proxy statement. Each director and executive officer is a citizen of the United States, except for Serge Leterme who is a citizen of France.

Since 1998, Jerry L. Ruyan has been the managing member of Redwood Holdings, LLC, which he co-founded in 1998. Redwood Holdings, LLC, based in Cincinnati, Ohio, is a diversified venture capital company that invests in businesses that are in need of capital in order to sustain or accelerate growth through product development, market expansion or strategic acquisitions, and concentrates its efforts on growth businesses such as companies in manufacturing, service, distribution and technology markets.

Redwood West Coast, LLC, located in Cincinnati, Ohio, was formed in 2002 by Redwood Holdings, LLC for the sole purpose of investing in us. Likewise, Remington Capital, LLC, also located in Cincinnati, Ohio, was formed in 2004 by Redwood Holdings, LLC for the sole purpose of facilitating the restructuring our bank debt by acquiring a portion of our note payable to Comerica Bank.

The following table sets forth the ownership of the Redwood entities:

	Entity
Person	Redwood Holdings, LLC	Redwood West Coast, LLC	Remington Capital, LLC
Thomas A. Donelan	24.9%	16.8%
Christopher P. Hendy	24.9%	19.0%
Jerry L. Ruyan	49.8%	54.0%
Redwood Holdings, LLC		1.0%	100.0%

Total ownership %	99.6%	90.8%	100.0%

No director or executive officer of the Company , nor any of Mr. Ruyan, Redwood Holdings, LLC, Redwood West Coast, LLC or Remington Capital, LLC has, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to any judicial or

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administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of violations of such laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of each class of our voting stock as of July 29, 2005 of each of our directors, 5% shareholders, each person (the “Named Executive Officers”) who

•	was our chief executive officer in 2004;

•	was serving as an executive officer on December 31, 2004 and was one of the four most highly compensated executive officers whose total 2004 salary and bonus exceeded $100,000; or

•	but for the fact that he was not serving as an executive officer on December 31, 2004, would have been included under the preceding bullet point;

and of our directors and executive officers as a group. Except as noted, and except for the effect of applicable community-property laws, each person has sole investment and voting power over the shares shown. Percentages are calculated using the SEC’s beneficial ownership rules and are based on 45,738,152 shares of our common stock assumed outstanding (33,822,033 shares actually outstanding and 11,916,119 assumed outstanding upon conversion of the Series C preferred stock) and 1,531 shares of our Series C preferred stock outstanding as of July 29, 2005. See the first footnote to this table for a statement of the ownership percentage of our common stock without this special assumption.

This table does not include the Split Transaction’s effect of cashing out certain shares, nor does it include the anticipated purchase by Redwood Holdings, LLC of 180 shares of Series C preferred stock (which would confer beneficial ownership of 1,401,214 shares of underlying common stock). Such shares are not included either for Redwood Holdings, LLC or its affiliates Messrs. Donelan, Hendy and Ruyan (see footnotes 2, 3 and 6).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock:

Keith A. Butler(1) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	—	—

Thomas A. Donelan(1)(2)(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	24,042,293	52.3%

Clifford Frank(1) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	366,105	*

Paul R. Hays(1)(3)(5) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	1,753,701	3.8%

Christopher P. Hendy(1)(2)(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	24,253,723	52.7%

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Serge Leterme, Ph.D.(1) c/o Synbiotics Europe SAS 2 rue Alexander Fleming 69637 Lyon, Cedex 07, France	636,938	1.4%

B. Kent Luther(1)(3) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	31,250	*

Redwood West Coast, LLC(1)(6) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	21,796,668	47.6%
Remington Capital, LLC(4) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	250,000	*

Jerry L. Ruyan(1)(2)(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	25,553,918	55.8%
All executive officers and directors as a group (7 persons)(1)(2)(3)(4)(5)(6)(7)	27,742,407	58.8%

Series C Preferred Stock:

Thomas A. Donelan(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	1,331	86.9%

Paul R. Hays(5) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	100	6.5%

Christopher P. Hendy(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	1,331	86.9%

Redwood Holdings, LLC(7) 9468 Montgomery Road Cincinnati, OH 45242	100	6.5%

Redwood West Coast, LLC(6) 9468 Montgomery Road Cincinnati, OH 45242	1,231	80.4%

Jerry L. Ruyan(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	1,331	86.9%

All executive officers and directors as a group (7 persons)(5)(6)(7)	1,431	93.5%

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*	Less than one percent.
(1)	Excluding the effect of the assumed conversion of the Series C preferred stock, the percentage ownership of the common stock would be as follows: Mr. Butler—0.0%; Mr. Donelan—40.2%; Mr. Frank—1.1%; Mr. Hays—5.0%; Mr. Hendy—40.8%; Dr. Leterme—1.9%; Mr. Luther—0.1%; Redwood West Coast, LLC—36.1%; Mr. Ruyan—44.9%; all executive officers and directors as a group (7 persons)—49.2%.
(2)	Includes 766,483 shares of common stock held by Redwood Holdings, LLC which were acquired pursuant to elections of Redwood West Coast, LLC to receive shares of common stock in lieu of cash dividends on our Series C preferred stock held by Redwood West Coast, LLC, as permitted by the Certificate of Determination of our Series C preferred stock. As required by its Operating Agreement, Redwood West Coast, LLC directed that the shares of Common Stock be issued directly to its members. Redwood Holdings, LLC received 766,483 shares of our common stock in these distributions. Redwood Holdings, LLC is the owner of record of the 766,483 shares of our common stock. In addition, Redwood Holdings, LLC is the record owner of 100 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 24.9% beneficial owner , Mr. Hendy is a 24.9% beneficial owner and Mr. Ruyan is a 49.8% beneficial owner of Redwood Holdings, LLC, which has sole voting and dispositive power with respect to the shares. Messrs. Donelan, Hendy and Ruyan disclaim beneficial ownership of these share, except to the extent of their direct pecuniary interest in Redwood Holdings, LLC.
(3)	Includes options to purchase our common stock which are exercisable on or before September 28, 2005 as follows: Mr. Hays—950,000 shares; Mr. Luther—31,250 shares.
(4)	Includes a warrant to purchase 250,000 shares of our common stock for $0.17 per share held by Remington Capital, LLC. The warrant is exercisable at any time, in whole or in part, through September 1, 2010. Remington Capital, LLC is indirectly owned 100% by Redwood Holdings, LLC. Mr. Donelan is a 24.9% beneficial owner , Mr. Hendy is a 24.9% beneficial owner and Mr. Ruyan is a 49.8% beneficial owner of Redwood Holdings, LLC. Messrs. Donelan, Hendy and Ruyan disclaim beneficial ownership of these shares, except to the extent of their direct pecuniary interest in Redwood Holdings, LLC.
(5)	Mr. Hays is the owner of 100 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846.
(6)	Redwood West Coast, LLC is the record owner of 1,231 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 17.7572% owner of Redwood West Coast, LLC—owning 16.7581% individually and 0.9991% through Redwood Holdings, LLC (Mr. Donelan is a 24.9% owner of Redwood Holdings, LLC). Mr. Hendy is a 20.0038% owner of Redwood West Coast, LLC—owning 19.0347% individually and 0.9991% through Redwood Holdings, LLC (Mr. Hendy is a 24.9% owner of Redwood Holdings, LLC). Mr. Ruyan is a 56.0053% owner of Redwood West Coast, LLC—owning 54.0071% individually and 1.9982% through Redwood Holdings, LLC (Mr. Ruyan is a 49.8% owner of Redwood Holdings, LLC). In addition, Messrs. Donelan, Hendy and Ruyan serve on the Management Committee of Redwood West Coast, LLC, which has sole voting and dispositive power with respect to the shares. Messrs. Donelan, Hendy and Ruyan disclaim beneficial ownership of the shares reflected above, except to the extent of their direct and indirect pecuniary interests in Redwood West Coast, LLC.
(7)	Includes 100 shares of Series C preferred stock of Synbiotics Corporation owned by Redwood Holdings, LLC. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 24.9% owner of Redwood Holdings, LLC, Mr. Hendy is a 24.9% owner of Redwood Holdings, LLC, and Mr. Ruyan is a 49.8% owner of Redwood Holdings, LLC. Messrs. Donelan, Hendy and Ruyan disclaim beneficial ownership of the shares reflected above, except to the extent of their direct pecuniary interests in Redwood Holdings, LLC.

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PRIOR STOCK PURCHASES BY AFFILIATES

The following table sets forth information regarding purchases of our voting stock by each of our directors and affiliated shareholders:

Quarter Ended	Shares	Type of Stock	Price Range	Average Price
Thomas A. Donelan:
March 31, 2003	176,668	Common(1)	$0.12846	$0.12846
June 30, 2003	43,423	Common(1)	$0.12846	$0.12846
March 31, 2004	37,563	Common(1)	$0.44550	$0.44550
September 30, 2004	74,559	Common(1)	$0.23600	$0.23600
December 31, 2004	49,989	Common(1)	$0.17600	$0.17600
March 31, 2005	68,488	Common(1)	$0.12846	$0.12846

Paul R. Hays:
June 30, 2003	1,600,000	Common option	$0.08000	$0.08000
December 31, 2003	400,000	Common option	$0.34000	$0.34000
September 30, 2004	100	Series C preferred	$1,000.00000	$1,000.00000
December 31, 2004	10,653	Common(1)	$0.17600	$0.17600
December 31, 2004	400,000	Common option	$0.14000	$0.14000
March 31, 2005	14,596	Common(1)	$0.12846	$0.12846

Christopher P. Hendy:
March 31, 2003	214,522	Common(1)	$0.12846	$0.12846
June 30, 2003	52,727	Common(1)	$0.12846	$0.12846
March 31, 2004	45,612	Common(1)	$0.44550	$0.44550
September 30, 2004	84,688	Common(1)	$0.23600	$0.23600
December 31, 2004	56,779	Common(1)	$0.17600	$0.17600
March 31, 2005	77,792	Common(1)	$0.12846	$0.12846

Redwood Holdings, LLC:
March 31, 2003	476,555	Common(1)	$0.12846	$0.12846
June 30, 2003	117,133	Common(1)	$0.12846	$0.12846
March 31, 2004	353,535	Common(1)	$0.44550	$0.44550
September 30, 2004	17,852	Common(1)	$0.23600	$0.23600
September 30, 2004	100	Series C preferred	$1,000.00000	$1,000.00000
December 31, 2004	22,622	Common(1)	$0.17600	$0.17600
March 31, 2005	30,995	Common(1)	$0.12846	$0.12846

Jerry L. Ruyan:
March 31, 2003	694,045	Common(1)	$0.12846	$0.12846
June 30, 2003	170,591	Common(1)	$0.12846	$0.12846
March 31, 2004	147,570	Common(1)	$0.44550	$0.44550
September 30, 2004	240,287	Common(1)	$0.23600	$0.23600
December 31, 2004	161,101	Common(1)	$0.17600	$0.17600
March 31, 2005	220,721	Common(1)	$0.12846	$0.12846

(1)

These shares of common stock were acquired pursuant to elections of Redwood West Coast, LLC, as the majority holder of our Series C preferred stock, to receive shares of common stock in lieu of cash dividends on our Series C preferred stock, as permitted by the Certificate of Determination of our Series C preferred stock. Each share of our Series C preferred is entitled to an annual dividend of $75 per share, payable quarterly on January 31, April 30, July 31 and October 31 of each year. In the event that the election to receive shares of our common stock in lieu of the cash dividends is made, the number of shares of common stock to be issued in lieu of the cash dividends is calculated by dividing the cash amount of the dividend by

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the 20-day trailing average of the closing price of our common stock, but in no event less then $0.12846 per share. Our board of directors and the Affiliates did not consider the price per share of these stock dividends in determining the fairness of the $0.13 cash-out price because the dividend prices were based on fluctuating prices determined in accordance with a formula that was set in our Certificate of Determination of our Series C preferred stock.

MARKET FOR COMMON STOCK

Information regarding the market for our common stock is located at “Item 5—Market for Registrant’s Common Equity, Stockholder Matters and Issuer Purchases of Equity Securities” of our Annual Report on Form 10-K, which is included as Exhibit A to this proxy statement.

On April 18, 2005, the last full trading day before we announced the proposed Split Transaction, the closing price for our common stock in the over-the-counter market was $0.07.

On July 28, 2005, the last trading day before the record date, the closing price for our common stock in the over-the-counter market was $0.06.

The market price for our common stock is subject to fluctuation and shareholders are urged to obtain current market quotations.

FINANCIAL AND OTHER INFORMATION

This information is located at “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations”; “Item 7A—Quantitative and Qualitative Disclosures About Market Risk”; “Item 8—Financial Statements and Supplementary Data”; and “Item 9—Changes in and Disagreements With Accountants on Accounting and Financial Disclosure” of our Annual Report on Form 10-K for the year ending December 31, 2004, which is included as Exhibit A to this proxy statement; “Item 1—Financial Statements”, “Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 3—Quantitative and Qualitative Disclosures About Market Risk” of our Quarterly Report on Form 10-Q for the quarter ending June 30, 2005, which is included as Exhibit B to this proxy statement; the pro forma financial information which is included as Exhibit C to this proxy statement; and the ratio of earnings to fixed charges and preference securities dividends which is included as Exhibit D to this proxy statement.

SHAREHOLDER PROPOSALS

To have been included in our proxy materials for the Annual Meeting of Shareholders to be held in 2005, a shareholder proposal must have been received at our offices, 11011 Via Frontera, San Diego, CA 92127, no later than April 25, 2005. We expect to hold the 2005 Annual Meeting of Shareholders in October 2005. In addition, our bylaws provide that no shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders (i.e., even if it is not included in the proxy materials) unless the shareholder gives written notice of intent to do so to the Secretary of the corporation between 60 and 90 days before the 2005 Annual Meeting of Shareholders.

By order of the Board of Directors

Keith A. Butler

Secretary

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Exhibit A

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K/A

Amendment No. 2

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the year ended December 31, 2004

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 0-11303

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

California	95-3737816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: Common Stock

Preferred Stock Purchase Rights

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes  ☒  No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and no disclosure will be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act).  Yes  ☐  No  ☒

The aggregate market value of the common stock held by non-affiliates of the registrant as of June 30, 2004 was approximately $3,041,000 based on the closing sale price as reported by the NASD over-the-counter bulletin board. Shares of common stock held by each officer, director and holder of 10% or more of the outstanding common stock, if any, have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

As of March 21, 2005, there were 21,606,126 shares of our common stock outstanding.

EXPLANATORY NOTE

On April 20, 2005, we filed a Schedule 13-E3 and a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) pertaining to a proposed “going-private” transaction. Our Annual Report on Form 10-K for the year ending December 31, 2004 was included as Exhibit A to the preliminary proxy statement. We are amending certain portions of our Form 10-K, originally filed with the SEC on March 22, 2005 and amended on June 15, 2005, in response to additional comments received from the SEC.

SYNBIOTICS CORPORATION

PART I

Item 1.    Business

General

Synbiotics Corporation is a leading developer, manufacturer and provider of rapid diagnostic and laboratory diagnostic products for the animal health care industry. We are one of a small number of companies that focuses exclusively on animal health and we are a major provider of diagnostic products to the animal health market. Our product portfolio consists of 93 diagnostic test kits and detection devices. Many of our products hold strong positions in their specific markets. In recent years we have been moving to refocus our business on our core diagnostics products. Our primary source of revenues is the sale of our diagnostic products; likewise our primary source of expenses relate to the development, manufacturing and sales and marketing of those products.

In 2004, we successfully restructured our bank debt by entering into an amendment to our credit agreement with Comerica Bank, in connection with which we reduced the outstanding principal amount of a loan payable to Comerica, the remaining principal was sold by Comerica to an affiliate of our controlling shareholder, and we issued an amended promissory note to the affiliate.

In 2003, Agen Biomedical, Ltd., the former contract manufacturer of our Witness® products, terminated its supply agreement with us due to late payment of invoices for test kits. These Witness® products represented $4,345,000 and $8,069,000 of our net sales during 2003 and 2002, respectively. We identified a replacement, U.S.-based contract manufacturer and began the re-introduction of these Witness® products to the market in January 2004.

In 2002, we sustained a cash crisis, and at times we were on credit hold with several of our key suppliers. In response, we implemented a cost reduction program, sold our instrument manufacturing operations, which were located in Rome, New York, and disposed of our PennHIP® business, which was located in Malvern, Pennsylvania.

In 2001, we ended our participation in the veterinary vaccines business.

In 2000, we acquired our poultry diagnostic products business, and we disposed of W3COMMERCE, an Internet marketing services subsidiary.

Market and Product Overview

We sell our products globally to veterinary practices, laboratories and poultry producers. We believe that our current and intended future products will offer veterinarians and other professionals an opportunity to improve the quality and expand the scope of animal health care services.

Our diagnostic products currently detect and/or measure the following diseases and/or conditions in animals:

Bovine:	Brucellosis
Coagulation
Dermatophytes
Gastrointestinal parasites
Leukosis
Mastitis
Paratuberculosis
Rhinotracheitis
Tuberculosis
Viral diarrhea

Canine:	Arthritis
Coagulation
Brucellosis
Dermatophytes
Ehrlichiosis
Gastrointestinal parasites
Heartworm
Leishmaniasis
Ovulation
Parvovirus
Pregnancy
Titer testing for distemper and parvovirus

Equine:	Coagulation
Dermatophytes
Infectious anemia
Gastrointestinal parasites

Feline:	Coagulation
Coronavirus
Dermatophytes
Gastrointestinal parasites
Heartworm
Immunodeficiency virus
Leukemia virus
Ovulation

Poultry:	Anemia virus
Bordetella avium
Encephalomyelitis virus
Hemorrhagic enteritis virus
Infectious bronchitis virus
Infectious bursal disease
Influenza virus
Laryngotracheitis
Leukosis virus
Mycoplasma gallisepticum
Mycoplasma meleagridis
Mycoplasma synoviae
Newcastle disease virus
Pasteurella multocida
Reovirus

Primates:	Coagulation
Dermatophytes
Gastrointestinal parasites
Tuberculosis

Our most commercially successful products are our canine heartworm diagnostics (representing 24% of our net sales in 2004 and 2003, and 36%, of our net sales in 2002). We estimate that we have approximately a 15% share of the estimated $30 million U.S. canine heartworm diagnostics market. Sales of these products have historically been strongest during the first half of the year when distributors purchase merchandise to sell to veterinarians for the heartworm season.

Marketing and Distribution

We sell our products throughout the world. In the United States, we market our line both directly and through independent distributors which, taken together, have approximately 90 outlets, 600 field sales representatives, and 200 telemarketing representatives covering the 25,000 veterinary clinics throughout the country. We also sell directly to laboratories and other centralized facilities. Outside the United States, we sell our small-animal products through distributors, and our food animal products directly to laboratories. We maintain a marketing and sales force, which trains distributor representatives, responds to technical inquiries and promotes products directly to veterinarians, laboratories and poultry producers.

Manufacturing

We manufacture most of our products at our facilities located in San Diego, California and Lyon, France. However, we rely on outside manufacturers for our WITNESS® canine heartworm, feline leukemia and canine parvovirus diagnostic products, and our SCA 2000™ instrument products. We manufacture the key biological materials contained in our WITNESS® canine heartworm, feline leukemia and canine parvovirus diagnostic products.

Until early 2003, we relied on Agen Biomedical Limited as the contract manufacturer of our key Witness® products. After Agen terminated the supply agreement, we identified a replacement, U.S.-based contract manufacturer and began the re-introduction of these Witness® products to the market in January 2004.

Patents and Trade Secrets

We believe that our proprietary technology is an important competitive factor in our business, and that protection of our intellectual property rights is a high priority. The basic hybridoma (the cell that produces the monoclonal antibody) technology is in the public domain and is therefore not patentable. However, numerous improvements, variations and applications of hybridoma technology may prove to be patentable. Considering the difficulty of enforcing any patent rights to such improvements, and the rapid advancements in the field, we generally seek, and will continue to seek, to protect our interests by treating our particular variations in the production of monoclonal antibodies as trade secrets. We also pursue, and intend to continue to aggressively pursue, protection for new products, new methodological concepts, and compositions of matter through the use of patents where obtainable. At present, we have been granted 8 U.S. patents. We believe that certain products sold by Agen and by Heska Corporation infringed our heartworm detection patent, and we separately sued each of them for patent infringement. We settled our litigation with Agen in 2004, and we settled our litigation with Heska in 2003. Our heartworm detection patent expires in December 2005.

Government Regulation

Most diagnostic test kits for animal health applications marketed in the U.S. require approval by the United States Department of Agriculture (“USDA”). Certain foreign countries in which we market our diagnostic products also require governmental approval for animal diagnostic products. Our instrumentation products are not subject to USDA regulation. Our canine semen freezing products and canine ovulation timing diagnostic products fall within the definition of devices as that term is defined in the Federal Food, Drug, and Cosmetic Act and, therefore, may be subject to regulation by the FDA.

To our knowledge, all of our diagnostic products comply with the regulations of the USDA, FDA and comparable foreign governmental authorities to the extent applicable, and have been in compliance for the past three years.

Our manufacturing facilities in San Diego and Lyon, France are licensed by the USDA and adhere to Good Manufacturing Practices (“GMP”) standards. Our French manufacturing facility, which is ISO 9002 certified, is not licensed by any foreign regulatory agency as there is no licensing requirement. The manufacturing facilities of our important suppliers are subject to licensing and regulatory approval in both the United States and Europe.

In addition to the foregoing, our operations may be subject to future legislation and/or rules issued by domestic or foreign governmental agencies with regulatory authority relating to our business.

Competition

We are a major provider of diagnostic products to the animal health market. Most of our competitors are either small divisions of larger human health and chemical companies or smaller companies that sell veterinary products while trying to diversify into the higher profile, and more regulated, human health field. The principal competitor in the industry is IDEXX Laboratories, Inc., a publicly traded company with annual revenues of $549,000,000 (for 2004) that develops, manufactures, and distributes detection and diagnostic products for animal health, food, and environmental testing applications.

The market for animal health care products is extremely competitive. Companies in the animal health care market compete to develop new products, to market and manufacture products efficiently, to implement effective research strategies, and to obtain regulatory approval. Our current competitors include IDEXX Laboratories, a significantly larger company, Heska Corporation, to whom we granted a non-exclusive license of our canine heartworm patent in 2003, and Agen Biomedical Limited, to whom we granted a non-exclusive license of our canine heartworm patent in 2004, the former contract manufacturer of certain of our WITNESS® diagnostic products. These companies have greater financial, manufacturing, marketing, and research resources than we do. In addition, IDEXX Laboratories prohibits its distributors from selling competitors’ products, including ours. Further, additional competition could come from new entrants to the animal health care market. We cannot assure you that we will be able to compete successfully in the future or that competition will not harm our business.

Our core canine heartworm diagnostic products can be subject to significant additional competition, affecting both our market share and our average selling price. We sued Heska for infringing our patent; the suit was settled in 2003 and Heska agreed to pay us a royalty. We also sued Agen, which entered the U.S. market in 2003, for infringing our patent; the suit was settled in 2004 and Agen agreed to pay us a royalty. However, our patent expires in December 2005. Despite expiration of the patent, the biological component of our in-clinic canine heartworm diagnostic test is proprietary to us; however, pursuant to our settlement with Agen, we supply Agen with our biological materials for their competing tests in this area and in the canine parvovirus area.

Research and Development

We spent approximately $1,486,000 and $1,177,000 on research and development activities during the years ended December 31, 2004 and 2003, respectively. These figures include both internal research and development and expenditures under contracts for research and development activities with outside parties relating to certain veterinary diagnostic products which utilize licensed technology.

Employees

As of December 31, 2004, we had a total of 96 employees worldwide, 93 of whom were full-time. In March 2005, we effected a two-person reduction in force at SBIO-E.

Raw Materials

The manufacturing of diagnostics and diagnostic instruments requires raw materials which generally are, and have been, readily available from several sources, or which (in the case of certain proprietary biological materials) we culture ourselves.

Financial Information About Industry Segments and Financial Information About Foreign and Domestic Operations and Export Sales

See Note 14 to our financials statements in Item 8 of Part II of this Form 10-K.

Item 2.    Properties

We lease two buildings in San Diego, California. The buildings contain approximately 42,000 square feet of space, and house our corporate and sales headquarters, executive offices, U.S. research and development laboratories and manufacturing facilities. We also lease an approximately 25,000 square foot building in Lyon, France which houses Synbiotics Europe’s (“SBIO-E”) corporate and sales headquarters, executive offices, research and development laboratories and manufacturing facilities. In addition, we lease a small research office in College Park, Maryland.

We believe that these facilities are adequate for our current level of operations.

Item 3.    Legal Proceedings

None.

Item 4.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on October 7, 2004. The following matters were submitted to a vote, with the results below:

(a)	Election of directors:

Nominee	For	Withheld
Thomas A. Donelan	36,746,936	698,908
Paul R. Hays	36,727,791	718,053
Christopher P. Hendy	36,727,271	718,573

(b)	Approval of the 2004 Stock Option/Stock Issuance Plan:

For	Against	Abstain	Broker Non-Votes
28,144,839	1,197,937	73,695	8,029,373

PART II

Item 5.    Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Our common stock is quoted in the over-the-counter market under the symbol SBIO. Price ranges reported are the high and low sale price information as reported by the over-the-counter market, or, in some periods, the NASD’s OTC Bulletin Board. All such market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission. As of March 21, 2005, there were approximately 567 shareholders of record of our common stock.

Year	Quarter	High	Low
2003	1st Quarter	$0.09	$0.07
	2nd Quarter	$0.20	$0.06
	3rd Quarter	$0.19	$0.11
	4th Quarter	$0.93	$0.13

2004	1st Quarter	$0.61	$0.31
	2nd Quarter	$0.44	$0.21
	3rd Quarter	$0.27	$0.10
	4th Quarter	$0.22	$0.12

We have never paid cash dividends on our common stock and do not expect to do so in the foreseeable future. In addition, the terms of our bank loan and of our Series C preferred stock restrict our ability to pay any cash dividends on our common stock.

Item 6.    Selected Financial Data

	Year Ended December 31,
	2004	2003	2002	2001	2000
	(In Thousands, Except Per Share Data)
Consolidated Statement of Operations Data:
Total revenues	$19,219	$19,211	$21,671	$26,532	$29,738
(Loss) income from continuing operations	(647)	1,287	(6,862)	626	(13,193)
Net (loss) income	(647)	1,287	(14,401)	431	(18,518)
Basic (loss) income per share:
(Loss) income from continuing operations	(0.04)	0.06	(0.48)	0.06	(1.43)
Net income (loss)	(0.04)	0.06	(1.00)	0.04	(2.00)
Diluted (loss) income per share:
(Loss) income from continuing operations	(0.04)	0.03	(0.48)	0.06	(1.43)
Net (loss) income	(0.04)	0.03	(1.00)	0.04	(2.00)

	December 31,
	2004	2003	2002	2001	2000
	(In Thousands)
Consolidated Balance Sheet Data:
Total assets	$15,522	$15,341	$15,436	$26,502	$32,202
Long-term obligations	5,148	2,134	6,478	10,943	7,508

Item 7.    Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information contained in this Management’s Discussion and Analysis of Financial Condition and Results of Operations and elsewhere in this Annual Report on Form 10-K contains both historical financial information and forward-looking statements. Forward-looking statements are characterized by words such as

“intend”, “plan”, “believe”, “will”, “would”, etc. Historical financial information may not be indicative of future financial performance. In fact, future financial performance may be materially different than the historical financial information presented herein. Moreover, the forward-looking statements about future business or future results of operations are subject to significant uncertainties and risks, including those detailed under the caption “Certain Risk Factors”, which could cause actual future results to differ materially from what is suggested by the forward-looking information.

Overview

We are still working to recover from the effects of our cash crisis in 2002. Our auditors’ report on our 2004 financial statements contains a going-concern explanatory paragraph—a statement that there is substantial doubt about our ability to continue as a going concern. Our total revenues and net sales have been declining annually since 2000, although they were essentially flat in 2004 from 2003. We believe that our operations have stabilized and that, with continued attention to steady and careful execution of our turnaround business plan, we can increase shareholder value.

Our main challenge in 2005 will be to resolve our unsecured contractual obligations of $1,000,000 due in July 2005 and $1,500,000 due in July 2006, both to the same unrelated third party. We cannot afford to make these payments as scheduled. If we miss the July 2005 payment, the entire obligation will be accelerated and will begin bearing interest at 10.5%.

In September 2004, we successfully resolved a similar situation, where we were unable to pay at maturity the remaining $4,804,000 principal amount of our loan from Comerica Bank. The resolution involved extension and amendment of the loan terms and the sale by Comerica of most of the loan to a company affiliated with Redwood West Coast, LLC, our majority shareholder.

The profitability of our canine heartworm diagnostic products has diminished due to competition from new entrants to the in-clinic canine heartworm diagnostics market, Heska and Agen. We believe their products infringed our U.S. patent in this area, and we separately sued them for patent infringement. Although we incurred significant litigation costs, the final settlements of these cases in 2003 and 2004 did not include barring their products from the market. Agen’s distributor appears to be following a price-cutting strategy, so this new competition is adversely affecting both our market share and our average selling price. In any event, our U.S. patent in this area expires in December 2005, and after then we would be unable to prevent any further additional competitors from entering this market.

We believe our results in 2005 and thereafter will benefit if we can avoid the heavy patent litigation expense we experienced in 2002, 2003 and, particularly, 2004. We currently are not involved in any litigation.

Our management and board of directors are beginning to explore a possible transaction that would result in our ceasing to be subject to SEC filing and reporting requirements. This possible transaction is a reverse stock split in which shareholders who do not hold a minimum number of shares of our common stock would have their shares converted into cash. Such a transaction would also result in a slight increase in the equity ownership of our shareholders whose shares are not converted into cash.

We have been monitoring the costs of operating as a publicly reporting company to determine whether, in our judgment, the direct and indirect costs outweigh the benefits to us and our shareholders. We incur significant costs associated with being a publicly traded company. Among other things, these costs include legal fees and audit fees (including fees for quarterly reviews performed by our auditors). In 2004, we began incurring the direct and indirect costs associated with Sarbanes-Oxley Act Section 404 compliance, and these will add significantly to our costs. The expenses associated with implementing the additional processes and procedures necessary for Section 404 compliance, which was originally to take effect for our fiscal year 2005 but has now been delayed by the SEC until our fiscal year 2006, and the required attestation of those controls have been estimated to be equal to the entire cost of the fiscal 2004 year-end audit. Moreover, Section 404 compliance will inevitably result in a diversion of management time and attention from other duties.

We have not reached any conclusion about whether the costs of being a publicly traded SEC reporting company outweigh the benefits, but as noted above we are evaluating a possible transaction the effect of which would be that we would no longer remain an SEC reporting company. Any such transaction would be designed to result in our having less than 300 stockholders of record, making us eligible to cease making SEC filings, such as annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and proxy statement disclosures, as well as our not having to comply with Section 404. While there would be a one-time cost to this transaction, which would be subject to shareholder approval, we believe that the decrease in ongoing direct costs would be approximately $150,000 per year.

If we decide to do a transaction as described above, public trading in our common stock, which is currently traded over-the-counter, would effectively become impossible after we opted out of our SEC filing obligations, due to the lack of publicly available information about us such as financial statements.

Results of Operations

Year Ended December 31, 2004 Compared to Year Ended December 31, 2003

Our net sales for 2004 decreased by $59,000 or less than 1% from 2003. The decrease reflects a decrease in our diagnostic product sales of $613,000 offset by an increase in our instrument product sales of $554,000, and also reflects a 10% increase in foreign currency exchange rates which affects the consolidation of SBIO-E and itself added $638,000 to our 2004 revenues. Sales of our diagnostic products decreased primarily due to additional competition in the canine heartworm diagnostic market from Agen Biomedical Ltd. (“Agen”), as well as disappointing performance at SBIO-E. Agen’s in-clinic canine heartworm diagnostic product is similar to our Witness® canine heartworm diagnostic test kit. Our instrument product sales increased primarily due to increased placements of our SCA 2000™ blood coagulation timing instrument and the resulting sales of the related consumables, as well as increases in the average selling prices of the consumables.

Agen is currently distributing its products in the U.S. through Vedco, a co-operative buying group. Several of the member-owners of this buying group also distribute our canine heartworm and other products, but have decided to promote Agen’s canine heartworm product instead of ours. Additionally, Agen’s distributors marketed the canine heartworm product with a price which is significantly less than previously established prices in this market. As a result, we have been forced to compete on price and our average selling price for our Witness® canine heartworm product during 2004 was 16% less than that during 2003. We do not believe that this price erosion will be easily reversed, especially after our U.S. canine heartworm detection patent expires in late 2005.

In April 2003, Agen terminated its supply agreement with us. Agen had been our contract manufacturer for certain of our Witness® in-clinic diagnostic products including canine heartworm, feline leukemia, feline heartworm and canine parvovirus, using key biological components which we manufacture at our facilities and had provided to Agen. We then identified a U.S.-based alternate contract manufacturer of the same Witness® products previously manufactured for us by Agen. We licensed the alternate-source Witness® canine heartworm product with the USDA, and we began selling this product in January 2004. We licensed the alternate-source Witness® feline leukemia product with the USDA, and began selling this product in August 2004. Our alternate-source canine parvovirus product was licensed by the USDA, and we began selling this product, in February 2005. In addition to the material impact during 2004, we also believe that our results of operations and financial condition could be materially adversely affected in 2005 and beyond if we are unable to fully succeed in reintroducing the alternate-source products into the market.

In December 2004, one of our distributor customers placed an order totaling $546,000, which was shipped and invoiced in December 2004. The order represented approximately 50% of the customer’s prior twelve months purchases. We believe that due to the size of the order, the customer will not be placing any significant orders with us during the first quarter of 2005. Because the heartworm selling season straddles December and the first part of the next year, our year-to-year periodic results often vary as a result of such timing differences.

We recognize revenue from product sales when title and risk of loss transfers to our customer, which is generally upon shipment. Amounts we charge to our customers for shipping and handling are included in our net sales. We provide promotional discounts and rebates to certain of our distributors. Based upon the structure of these rebate programs and our past history, we are able to accurately estimate the amount of rebates at the time of sale. These rebates are recorded as a reduction of our net sales. We recognize license fee revenue ratably over the license term when we have further performance obligations to our licensee. In the event that we have no further performance obligations to our licensee, we recognize license fee revenue upon receipt.

Our cost of sales as a percentage of our net sales was 48% during 2004 as compared to 49% during 2003. The decrease is due to improved margins on our Witness® canine heartworm diagnostic and feline leukemia products due to a change in contract manufacturers (offset by decreased selling prices), and on our SCA 2000™ consumables due to increased selling prices. A significant portion of our manufacturing costs are fixed.

Among our major products, our DiroCHEK® canine heartworm diagnostic products and our poultry products are manufactured at our facilities, whereas our WITNESS® in-clinic canine heartworm, feline leukemia, and canine parvovirus diagnostic products and our SCA 2000™ instrument products are manufactured by third parties. We manufacture the key biological materials contained in our WITNESS® canine heartworm, feline leukemia and canine parvovirus diagnostic products. In addition to affecting our gross margins, outsourcing of manufacturing renders us relatively more dependent on the third-party manufacturers. Agen, the previous contract manufacturer of certain of our Witness® products, ceased to supply us with those products In April 2003. We then identified a U.S.-based alternate contract manufacturer of the same Witness® products previously contract manufactured for us by Agen, and the cost of these products to us is lower than the cost of those contract manufactured for us by Agen. However, we lost substantial sales during the hiatus between the two contract manufacturers. In 2004 we incurred costs to re-license the in-clinic feline leukemia and canine parvovirus diagnostic products with the USDA, and we incurred costs in 2003 to re-license the in-clinic canine heartworm diagnostic product with the USDA.

Our research and development expenses increased by $309,000 or 26% during 2004 as compared to 2003. The increase is a result of a $103,000 increase in research and development expenses contracted by us from a third party, and increase of $68,000 in laboratory supplies, and $56,000 directly reflecting an increase in foreign currency exchange rates over 2003 of 10%. The increase in the foreign currency exchange rates affects the consolidation of SBIO-E. Our research and development expenses as a percentage of our net sales were 8% and 6% during 2004 and 2003, respectively.

Our selling and marketing expenses did not change significantly during 2004 as compared to 2003. Our selling and marketing expenses as a percentage of our net sales were 22% during 2004 and 2003.

Our general and administrative expenses increased $2,139,000 or 61% during 2004 as compared to 2003. The increase is primarily due to $1,314,000 of legal expenses associated with our lawsuit with Agen. We hope to minimize legal expenses in 2005, and we are not currently involved in any litigation. In addition, an extra $158,000 of our 2004 general and administrative expenses were simply due to an increase in foreign currency exchange rates over 2003 of 10%. The increase in the foreign currency exchange rates affects the consolidation of SBIO-E. Our general and administrative expenses as a percentage of our net sales were 30% and 18% during 2004 and 2003, respectively.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 123R, “Share-Based Payments” (“FAS 123R”). FAS 123R is a revision of FASB Statement No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance.

FAS 123R requires that the cost of all awards of equity instruments made to employees in exchange for employment services be recorded at fair value on the grant date, and the cost be charged to expense as the award vests. The determination of fair value is based upon option-pricing models (for example, Black-Scholes) adjusted for characteristics unique to the equity instrument.

We will be required to charge to expense the fair value of employee stock options which vest on or after July 1, 2005, and we expect to record compensation expense related to unvested employee stock options outstanding as of December 31, 2004, as follows: 2005—$33,000; 2006—$67,000; 2007—$46,000; 2008—$9,000.

In September 2003, we filed a lawsuit against Agen alleging that Agen infringed a patent owned by us relating to canine heartworm diagnostic technology. In June 2004, we entered into a settlement agreement with Agen which resolved all outstanding claims in the lawsuit. As part of the agreement, each party licensed certain intellectual property rights from the other party, including Agen licensing from us the patent relating to the canine heartworm diagnostic technology, and we received $425,000 in June 2004, and we will receive $425,000 in June 2005. As a result, we recorded a one-time credit to operating expenses totaling $850,000 during 2004. In addition, we agreed that we will continue to supply certain proprietary biologicals to Agen at specified prices, and we will receive a percentage of Agen’s sales of Agen products containing the supplied biologicals. The Agen products compete directly with similar products of ours in the marketplace.

In November 1998, we filed a lawsuit against Heska Corporation alleging that Heska infringed a patent owned by us relating to heartworm diagnostic technology. In March 2003, we entered into settlement and license agreements with Heska which resolved all outstanding claims in the lawsuit. As part of those agreements, each party has licensed certain intellectual property rights from the other party, including Heska licensing from us the patent relating to the heartworm diagnostic technology. In addition, we received $250,000 in April 2003, and we are receiving $265,000 in 24 monthly installments of $11,000 beginning in January 2004. As a result, we recorded a one-time credit to operating expenses totaling $515,000 during 2003. In addition, Heska agreed to make royalty payments to us on its sales of licensed canine heartworm diagnostic products beginning April 2003, until our patent expires in December 2005.

As a result of these settlement agreements, our royalty income during 2004 increased by $67,000 or 17% as compared to 2003. Any future royalty income will, of course, depend on the other companies’ net sales, which tend to be at the expense of our own product sales; also, depressed pricing in the market will tend to reduce the other companies’ net sales and thus reduce our future royalty income.

Our net interest expense decreased by $46,000 or 9% during 2004 as compared to 2003. The decrease is due to decreases in the outstanding principal balance of our bank debt, and due to the restructuring of our bank debt in September 2004.

We recognized a benefit from income taxes of $60,000 during 2004 as compared to a benefit from income taxes of $2,000 during 2003. The change is due primarily to an $84,000 deferred foreign tax benefit related to SBIO-E in 2004, offset by current foreign income tax expense related to SBIO-E during 2004 and minimum state income taxes in 2004.

A review of our business, in light of the market, reveals that our food animal diagnostics are not meeting their relative geographic sales potentials. Food animal diagnostics measure the health of herds or flocks and provide information for the economic management of herds or flocks. We currently manufacture all our poultry products at our San Diego, California facility and the majority of our livestock products at our Lyon, France facility. Both lines perform better in their local markets. Our intent is to better internationalize those portfolios. We are also developing, both internally and through in-licensing arrangements, new food animal diagnostic products that would expand and enhance our existing product line. These growth opportunities will necessitate additional expenses in research and development as well as improved marketing to effectively target this market if the development projects come to fruition successfully. In March 2005, we effected a two-person reduction in force at SBIO-E, in part as a result of this review. The reduction in force related to senior management positions. Due to severance costs associated with this reduction in force, the impact on our 2005 results of operations will be negligible. The savings from the reduction in force will be more readily evident in our 2006 results of operations.

Year Ended December 31, 2003 Compared to Year Ended December 31, 2002

Our net sales for 2003 decreased by $2,557,000 or 12% from 2002. The decrease reflects a decrease in our diagnostic product sales of $2,858,000 offset by an increase in our instrument product sales of $301,000. Sales of our diagnostic products decreased due to the termination by Agen of our supply agreement under which Agen supplied us with certain of our Witness® diagnostic products, as discussed below, leaving us with no inventory of these products for over half the year. Our instrument product sales increased primarily due to increased placements of our SCA 2000™ blood coagulation timing instrument, and the resulting sales of the related consumables.

In April 2003, we were notified by Agen that Agen was terminating its supply agreement with us due to late payment of invoices for test kits. Agen had been the contract manufacturer for certain of our Witness® in-clinic diagnostic products including canine heartworm, feline leukemia, feline heartworm and canine parvovirus, using key biological components which we manufacture at our facilities and had provided to Agen. These Witness® products represented $4,345,000 and $8,069,000 of our net sales during 2003 and 2002, respectively.

We identified a U.S.-based alternate contract manufacturer of the same Witness® products previously manufactured for us by Agen and began the process of licensing the alternate-source Witness® products with the USDA.

Agen introduced into the U.S. market in October 2003 a canine heartworm diagnostic product which is essentially identical to our Witness® canine heartworm diagnostic test kit, including biological components which incorporate our patented technology. In September 2003, we filed a patent infringement lawsuit against Agen claiming that Agen has willfully infringed our U.S. Patent No. 4,789,631 pertaining to heartworm detection technology. In addition to seeking damages, we asked for an injunction against Agen, preventing Agen from importing, selling or offering for sale their canine heartworm diagnostic test kit in the United States. The lawsuit was ultimately settled in June 2004.

Our cost of sales as a percentage of our net sales was 49% during 2003 and 2002. The preservation of margin despite reduced sales was heartening, because a significant portion of our internal manufacturing costs are fixed. Among our major products, our DiroCHEK® canine heartworm diagnostic products and our poultry products are manufactured at our facilities, whereas our WITNESS® in-clinic canine heartworm, feline leukemia, and canine parvovirus diagnostic products and our SCA 2000™ instrument products are manufactured by third parties. We manufacture the key biological materials contained in our WITNESS® canine heartworm, feline leukemia and canine parvovirus diagnostic products. In addition to affecting our gross margins, outsourcing of manufacturing renders us relatively more dependent on the third-party manufacturers. Agen, the previous contract manufacturer of certain of our Witness® products, ceased to supply us with those products In April 2003. We identified a U.S.-based alternate contract manufacturer of the same Witness® products previously contract manufactured for us by Agen, and the cost of these products to us is lower than the cost of those contract manufactured for us by Agen. In 2003 we also incurred costs to re-license these products with the USDA.

Our research and development expenses decreased by $203,000 or 15% during 2003 as compared to 2002. The decreases are a result of a cost reduction program that was implemented at the end of the third quarter of 2002, offset by costs incurred 2003 related to the re-launching of our Witness® canine heartworm product. Our research and development expenses as a percentage of our net sales were 6% during 2003 and 2002.

Our selling and marketing expenses decreased $228,000 or 5% during 2003 as compared to 2002. The decreases are a result of a cost reduction program, including reductions in headcount, that were implemented at the end of the third quarter of 2002. Our selling and marketing expenses as a percentage of our net sales were 22% and 20% during 2003 and 2002, respectively.

Our general and administrative expenses decreased by $5,283,000 or 60% during 2003 as compared to 2002. The decrease during 2003 was primarily attributable to the non-recurrence of $3,682,000 of retention bonuses that became payable in the first quarter of 2002. The decrease was also attributable to a cost reduction program, including reductions in headcount, that was implemented at the end of the third quarter of 2002, and favorable effects of foreign currency exchange rates on our intercompany balances. 2002 expenses were also higher due to severance costs for three senior officers, including our former chief executive officer. Our general and administrative expenses as a percentage of our net sales were 19% and 41% during 2003 and 2002, respectively. Excluding the first quarter 2002 bonus expense our general and administrative expenses would have been $5,090,000 or 24% of our net sales during 2002.

In 2003 we incurred $421,000 of litigation expenses related to the Agen and Heska lawsuits. Our litigation expenses in 2002 were $161,000, all for the Heska lawsuit.

In November 1998, we filed a lawsuit against Heska Corporation alleging that Heska infringed our U.S. Patent No. 4,789,631 relating to heartworm diagnostic technology. In March 2003, we entered into settlement and license agreements with Heska which resolved all outstanding claims in the lawsuit. As part of those agreements, each party has licensed certain intellectual property rights from the other party, including Heska licensing from us the patent relating to the heartworm diagnostic technology. In addition, we received $250,000 in April 2003, we will receive $265,000 in 24 monthly installments of $11,000 beginning in January 2004. As a result, we recorded a one-time credit to operating expenses totaling $515,000 during 2003. We receive royalty payments on sales of licensed canine heartworm diagnostic products beginning April 2003. We recognized royalty income related to this license totaling $277,000 during 2003.

Our net interest expense decreased by $177,000 or 26% during 2003 as compared to 2002. The decrease was due to decreases in the prime rate, and to decreases in the outstanding principal balances of our bank debt.

We recognized a benefit from income taxes of $2,000 during 2003 as compared to a provision for income taxes of $7,000 during 2002. We are limited in the utilization of certain of our Federal and state net operating loss carryforwards. As a result of this limitation, $15,351,000 of our Federal net operating loss carryforwards, and $969,000 of our state net operating loss carryforwards, may expire before they can be utilized. In addition, California placed a moratorium on the utilization of net operating loss carryforwards for 2003.

In the first quarter of 2002, we adopted Statement of Financial Accounting Standards No. 142 (“FAS 142”), “Goodwill and Other Intangible Assets”. In connection with the adoption of FAS 142, we performed a transitional goodwill impairment assessment. As a result of this impairment assessment, we recorded an impairment of $7,649,000, net of income tax benefit of $106,000, which is classified as a cumulative effect of a change in accounting principle in the first quarter of 2002. FAS 142 requires that we perform subsequent impairment assessments on an annual basis, or on an interim basis if events occur that may cause an impairment of our goodwill and other intangible assets. In 2002, as a result of the annual assessment based upon the market price of the our common stock on December 31, 2002, we recorded an additional impairment loss of $2,877,000. Based upon the market price of the Company’s common stock on December 31, 2003, there was no impairment loss resulting from the annual impairment assessment in 2003.

Financial Condition and Liquidity

The following table summarizes the future cash payments related to our contractual obligations (other than trade payables) as of December 31, 2004 (amounts are in thousands):

	Total	2005	2006	2007	2008	2009	Thereafter
Long-term debt	$4,381	$546	$542	$390	$343	$371	$2,189
Operating leases	4,833	956	766	524	414	414	1,759
Other long-term obligations	2,500	1,000	1,500

On September 23, 2004, we entered into an amendment (the “Credit Agreement Amendment”) of our credit agreement with Comerica Bank (“Comerica”), effective as of September 1, 2004. Our note to Comerica had matured on January 25, 2004, but we were unable to pay the matured amount and instead we commenced negotiations which ultimately led to the Credit Agreement Amendment. The outstanding principal balance of our bank debt immediately prior to the Credit Agreement Amendment was $4,472,000. Under the Credit Agreement Amendment, we issued an amended promissory note to Comerica in the amount of $599,000 (the “Comerica Note”), and Comerica sold the remaining principal of $3,873,000 to Remington Capital, LLC (“Remington”), which is an affiliate of Redwood West Coast, LLC, our majority shareholder. We simultaneously issued an amended promissory note to Remington in the amount of $3,873,000 (the “Remington Note”).

The Comerica Note bears interest at the rate of prime plus 2%, and is payable in monthly installments, from October 1, 2004 to August 1, 2007, of $9,000 plus accrued interest (except the payments due on September 1, 2005 and 2006 are in the amount of $151,000 plus accrued interest). The Remington Note, which is subordinate to the Comerica Note, bears interest at the fixed rate of 7.75%, and is payable in blended monthly installments of principal and interest, from September 25, 2004 to August 25, 2014, of $46,000. Both the Comerica Note and the Remington Note are secured by substantially all of our assets.

Pursuant to the Credit Agreement Amendment, we issued to both Comerica and Remington warrants to purchase 250,000 shares of our unregistered common stock at an exercise price of $0.17 per share. The warrants are exercisable at any time through September 1, 2010.

In addition, on September 2, 2004, we entered into a Series C Purchase Agreement (the “Series C Agreement”) with Redwood Holdings, LLC, Paul Hays and Fintan and Janice Molloy. Under the Series C Agreement, simultaneously with the closing under the Credit Agreement Amendment, we sold to the above named parties a total of 250 newly-issued shares of unregistered Series C preferred stock for consideration totaling $250,000 in cash. Redwood Holdings, LLC and Mr. Hays each received 100 shares at the September 23, 2004 closing, and Mr. and Mrs. Molloy received 50 shares at the September 23, 2004 closing. Each share of Series C preferred stock is convertible at any time into 7,785 unregistered shares of our common stock (subject to anti-dilution adjustments).

On October 3, 2004, we sold to an unrelated third party 50 newly-issued shares of our unregistered Series C preferred stock for consideration totaling $50,000 in cash. Each share of Series C preferred stock is convertible at any time into 7,785 unregistered shares of our common stock (subject to anti-dilution adjustments).

Remington is indirectly owned 100% by Jerry L. Ruyan, Thomas A. Donelan and Christopher P. Hendy (collectively “Redwood”). Redwood also owns 94% of the remaining 2,800 shares of our Series C preferred stock originally outstanding and is our controlling shareholder. Mr. Donelan and Mr. Hendy, two of the three members of our board of directors, each own 24.9% of Redwood Holdings, LLC. Mr. Hays is our President and Chief Executive Officer, and is also a member of our board of directors.

As of December 31, 2004, we had working capital of $4,943,000. We have a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006.

We do not believe that our cash position will be sufficient to fund our operations and service our bank debt for the next twelve months if we also pay the $1,000,000 contractual obligation when it becomes due. The contractual obligation is unsecured. In the event that we do not make the payment when it comes due, the $1,500,000 due in July 2006 becomes immediately due, and the entire $2,500,000 will begin bearing interest at 10.5%. We plan on approaching the party to whom we owe these contractual obligations in an effort to enter into a payment arrangement; however, there can be no assurance that any such renegotiation will be successful. As a result, we may well require additional financing in the future, and there can be no assurance that such financing would be available to us on favorable terms, or at all. Because our stock price is low, any equity financing would significantly dilute current shareholders.

Our operations are moderately seasonal due to the sales of our canine heartworm diagnostic products. Our sales and profits have historically tended to be concentrated in the first half of the year, as our distributors prepare for the heartworm season by purchasing diagnostic products for resale to veterinarians. The operations of SBIO-E have reduced our seasonality as sales of their large animal diagnostic products tend to occur evenly throughout the year. In addition, sales of our SCA 2000™ instruments and supplies and our poultry diagnostic products reduce our seasonality.

Certain Risk Factors

Our future operating results are subject to a number of factors, including:

We have a short-term obligation that we cannot afford to pay in accordance with it terms; we may need additional capital in the future

Our auditors’ report on our 2004 financial statements contains a going-concern explanatory paragraph.

As of December 31, 2004, we had working capital of $4,943,000. We have a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same unrelated party, due in July 2006. We do not believe that our current working capital will be sufficient to fund our operations and service our bank debt for the next twelve months if we also pay the $1,000,000 contractual obligation when it becomes due. The contractual obligation is unsecured. In the event that we do not make the payment when it comes due, the $1,500,000 due in July 2006 becomes immediately due, and the entire $2,500,000 will begin bearing interest at 10.5%. We plan to renegotiate this unsecured debt; however, there can be no assurance that any such renegotiation will be successful. As a result, we may well require additional financing in the future, and there can be no assurance that such financing would be available to us on favorable terms, or at all. Because our stock price is low, any equity financing would significantly dilute current shareholders. We may also need to raise additional funds if our estimates of revenues, working capital and/or capital expenditure requirements change or prove inaccurate or in order for us to respond to unforeseen technological or marketing hurdles or to take advantage of unanticipated opportunities.

Further, our future capital requirements will depend on many factors beyond our control or ability to accurately estimate, including continued scientific progress in our product development programs, the cost of manufacturing scale-up, the costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims, competing technological and market developments, and the cost of establishing effective sales and marketing arrangements. Such funds may not be available at the time or times needed, or available on terms acceptable to us. If adequate funds are not available, or are not available on acceptable terms, we may not be able to take advantage of market opportunities, to develop new products, or to otherwise respond to competitive pressures. This inability could materially harm our business.

If we are unable to fully succeed in responding to competition in the canine heartworm market and in other business, it could also hinder our ability to obtain any other necessary additional capital and/or create sooner the need to obtain financing.

We may be unable to fully succeed in reintroducing our key Witness® products

Agen was the contract manufacturer of certain of our Witness® in-clinic diagnostic products, and Agen ceased supplying these products in April 2003. We have licensed the alternate-source Witness® canine heartworm, feline leukemia virus and canine parvovirus products with the USDA (now supplied by another contract manufacturer), and we began selling the canine heartworm product in January 2004, the feline leukemia virus product in August 2004 and the canine parvovirus product in February 2005. In addition to the risks that the alternate-source products will experience quality issues, cannot be supplied reliably, etc., we cannot ensure that after our products have been off the market for several months we will necessarily be able to regain our previous market share and our previous price points.

The market in which we operate is intensely competitive, especially with regard to our key canine heartworm diagnostic products, and many of our competitors are larger and more established

The market for animal health care products is extremely competitive. Companies in the animal health care market compete to develop new products, to market and manufacture products efficiently, to implement effective research strategies, and to obtain regulatory approval. Our current competitors include IDEXX Laboratories, a significantly larger company, Heska Corporation and Agen. These companies have greater financial, manufacturing, marketing, and research resources than we do. In addition, IDEXX Laboratories prohibits its distributors from selling competitors’ products, including ours. Further, additional competition could come from new entrants to the animal health care market. We cannot assure you that we will be able to compete successfully in the future or that competition will not harm our business.

Our canine heartworm diagnostic products constituted 24% of our sales for the year ended December 31, 2004. In addition to our historic competition with IDEXX Laboratories, the sales leader in this product category, our sales have been substantially affected by Heska entering the market in 1999, and their benefiting from us being out of the market after Agen terminated our supply agreement. Since October 2003, Agen has also entered the market. Additional competition, including erosion of the average selling price, from Agen in this key market with this product has seriously damaged us. We could face renewed competition from other new competitors when our U.S. heartworm patent expires in December 2005.

Under our settlement with Agen in June 2004, we licensed Agen our U.S. heartworm patent. In addition we agreed to sell to Agen the same biological components as are used in our own Witness® in-clinic canine heartworm and canine parvovirus diagnostic products. Agen is therefore able to manufacture and sell canine heartworm diagnostic and canine parvovirus products that are substantially the same as ours. If Agen were to have its in-clinic canine heartworm diagnostic products made by the same contract manufacturer as we use, it would further diminish our ability to distinguish our products in the marketplace and achieve satisfactory pricing.

As previously mentioned, as a result of Agen ceasing to contract manufacture our Witness® products our sales were materially adversely affected in 2003 and 2004, and we believe that our sales could be materially adversely affected in 2005 and beyond if we are unable to fully succeed in reintroducing the alternate-source products into the market. There can be no assurances that we will be able to achieve our previous sales levels of these in-clinic products.

We have a history of losses and an accumulated deficit

Although we were profitable in 2003, we had a loss in 2004, and we have had a history of annual losses. We have incurred a consolidated accumulated deficit of $46,113,000 at December 31, 2004. We may not achieve annual profitability again, and if we are profitable in the future there can be no assurance that profitability can be sustained.

We rely on third party distributors for a substantial portion of our sales

We have historically depended upon distributors for a large portion of our sales, and we may not have the ability to establish and maintain an adequate independent sales and marketing capability in any or all of our targeted markets. Distributor agreements render our sales exposed to the efforts of third parties who are not employees of Synbiotics and over whom we have no control. Their failure to generate significant sales of our products could materially harm our business. Reduction by these distributors of the quantity of our products which they distribute would materially harm our business. Also, the distributors are not bound to us by long-term agreements, and a decision by any major distributor to stop doing business with us could materially hurt our revenues. Agen is currently distributing its products through Vedco, a co-operative buying group. Several of the members/owners of this buying group also distribute our products, but have decided to promote Agen’s canine heartworm product instead of ours. IDEXX Laboratories’ prohibition against its distributors carrying competitors’ products, including ours, has made, and could continue to make, some distributors unavailable to us. In the past, we have lost major distributors to IDEXX Laboratories.

We depend on key executives and personnel

Our future success will depend, to a significant extent, on the ability of our management to operate effectively, both individually and as a group. Competition for qualified personnel in the animal health care products industry is intense, and we may not be successful in attracting and retaining such personnel. There are only a limited number of persons with the requisite skills to serve in those positions and it may become increasingly difficult to hire such persons. The loss of the services of any of our key personnel or the inability to attract or retain qualified personnel could harm our business.

We depend on third party manufacturers, and may experience problems in obtaining supplies of our key products

We contract for the manufacture of some of our products, including our Witness® in-clinic canine heartworm, feline leukemia virus and canine parvovirus diagnostic products and our SCA 2000™ instrument products. We also expect that some of our anticipated new products will be manufactured by third parties. In addition, some of the products manufactured for us by third parties are licensed to us by their manufacturers. There are a number of risks associated with our dependence on third-party manufacturers including:

•	the potential for a decision by the manufacturer to cease supplying us and/or to make and market competing products;

•	reduced control over delivery schedules;

•	quality assurance;

•	manufacturing yields and costs;

•	whether the manufacturer maintains financial and operational stability;

•	the potential lack of adequate capacity during periods of excess demand;

•	limited warranties on products supplied to us;

•	increases in prices and the potential misappropriation of our intellectual property; and

•	limited negotiating leverage in the event of disputes with the third-party manufacturers.

If our third party manufacturers fail to supply us with an adequate number of finished products, our business would be significantly harmed. We have no long-term contracts or arrangements with any of our vendors that guarantee product availability, the continuation of particular payment terms or the extension of credit limits.

If we encounter delays or difficulties in our relationships with our manufacturers, the resulting problems could have a material adverse effect on us.

As mentioned above, in 2003 Agen, the previous contract manufacturer of certain of our Witness® in-clinic products, ceased to supply us with those products, and entered the market with competing products.

We rely on new and recent products

We rely to a significant extent on new and recently developed products, and expect that we will need to continue to introduce new products to be successful in the future. There can be no assurance that we will obtain and maintain market acceptance of our products. There can be no assurance that future products, including our alternate-source in-clinic diagnostic products, will meet applicable regulatory standards, be capable of being produced in commercial quantities at acceptable cost or be successfully commercialized.

There can be no assurance that new products can be manufactured at a cost or in quantities necessary to make them commercially viable. If we are unable to produce internally, or to contract for, a sufficient supply of our new products on acceptable terms, or if we should encounter delays or difficulties in our relationships with manufacturers, the introduction of new products would be delayed, which could have a material adverse effect on our business.

Our canine heartworm business is moderately seasonal

Our operations are moderately seasonal due to the timing of sales of our canine heartworm diagnostic products. Our sales and profits have historically tended to be concentrated in the first half of the year as our distributors prepare for the heartworm season by purchasing diagnostic products for resale to veterinarians. One effect of this is a need to devote large amounts of cash to building canine heartworm diagnostic products inventory in preparation for the canine heartworm selling season at a time when our working capital is relatively low.

Any failure to adequately establish or protect our proprietary rights may adversely affect us, and our canine heartworm diagnostic patent expires in December 2005

We rely on a combination of patent, copyright, and trademark laws, trade secrets, and confidentiality and other contractual provisions to protect our proprietary rights. These measures afford only limited protection. Our means of protecting our proprietary rights in the U.S. or abroad may not be adequate and competitors may independently develop similar technologies. Our future success will depend in part on our ability to protect our proprietary rights and the technologies used in our principal products. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or to obtain and use trade secrets or other information that we regard as proprietary. In addition, the laws of some foreign countries do not protect our proprietary rights as fully as do the laws of the United States. Issued patents may not preserve our proprietary position. Even if they do, competitors or others may develop technologies similar to or superior to our own. If we do not enforce and protect our intellectual property, our business will be harmed. From time to time, third parties, including our competitors, have asserted patent, copyright, and other intellectual property rights to technologies that are important to us. We expect that we will increasingly be subject to infringement claims as the number of products and competitors in the animal health care market increases.

The results of any litigated matter are inherently uncertain. Litigation is costly regardless of its outcome and can require significant management attention. In the event of an adverse result in any litigation with third parties that could arise in the future, we could be required to:

•	pay substantial damages, including treble damages if we are held to have willfully infringed;

•	cease the manufacture, use and sale of infringing products;

•	expend significant resources to develop non-infringing technology; or

•	obtain licenses to the infringing technology.

Licenses may not be available from any third party that asserts intellectual property claims against us on commercially reasonable terms, or at all.

Also, because our patents and patent applications cover novel diagnostic approaches:

•	the patent coverage which we receive could be significantly narrower than the patent coverage we seek in our patent applications; and

•	our patent positions involve complex legal and factual issues which can be hard for patent examiners or lawyers asserting patent coverage to successfully resolve.

Because of this, our patent position could be vulnerable and our business could be materially harmed. In any event, our important United States canine heartworm diagnosis patent will expire in December 2005.

The U.S. patent application system also exposes us to risks. In the United States, the first party to make a discovery is granted the right to patent it and patent applications are generally maintained in secrecy for 18 months. For these reasons, we can never know if we are the first to discover particular technologies. Therefore, we can never be certain that our technologies will be patented and we could become involved in lengthy, expensive, and distracting disputes concerning whether we were the first to make the disputed discovery. Any of these events would materially harm our business.

Our business is regulated by the United States and various foreign governments

Our business is subject to substantial regulation by the United States government, most notably the United States Department of Agriculture, and the French government. In addition, our operations may be subject to future legislation and/or rules issued by domestic or foreign governmental agencies with regulatory authority relating to our business. There can be no assurance that we will continue to be in compliance with any of these regulations.

For marketing outside the United States, we and our suppliers are subject to foreign regulatory requirements, which vary widely from country to country. There can be no assurance that we and our suppliers will meet and sustain compliance with any such requirements.

Redwood controls us

The Series C preferred stock owned by Redwood represents a majority of the voting power of all our stock. Redwood can, and does, control the election of our entire Board of Directors, and also controls all fundamental strategic decisions. In addition, an affiliate of Redwood acquired from Comerica Bank a $3,873,000 note issued by us and secured by our assets. At December 31, 2004, the outstanding balance on this note was $3,809,000. Our ability to negotiate effectively with the note holder, if such negotiation were ever to be necessary or desirable, might be compromised by Redwood’s multifaceted control of us.

We use hazardous materials

Our business requires that we store and use hazardous materials and chemicals. Although we believe that our procedures for storing, handling, and disposing of these materials comply with the standards prescribed by local, state, and federal regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated. If any of these materials were mishandled, or if an accident with them occurred, the consequences could be extremely damaging and we could be held liable for them. Our liability for such an event would materially harm our business and could exceed all of our available resources for satisfying it.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk

Our market risk consists primarily of the potential for changes in interest rates and foreign currency exchange rates.

Interest Rate Risk

The fair value of our long-term debt at December 31, 2004 was approximately $4,381,000, of which $572,000 has a variable interest rate based on the prime rate. A change in interest rates of five percentage points would not have a material impact on our financial condition, results of operations and cash flows as it relates to our variable rate debt.

Foreign Currency Exchange Rate Risk

Our foreign currency exchange rate risk relates to the operations of SBIO-E as it transacts business in Euros, its local currency. However, this risk is limited to our intercompany receivable from SBIO-E and the conversion of its financial statements into the U.S. dollar for consolidation. There is no foreign currency exchange rate risk related to SBIO-E’s transactions outside of the European Union as those transactions are generally denominated in Euros. Similarly, all of the foreign transactions of our U.S. operations are denominated in U.S. dollars. We do not generally hedge our cash flows on intercompany transactions, nor do we hold any other significant derivative securities or hedging instruments based on currency exchange rates. As a result, the effects of a 5% change in exchange rates would have a material impact on our financial condition, results of operations and cash flows, but only to the extent that it relates to the conversion of SBIO-E’s financial statements, including its intercompany payable to us, into the U.S. dollar for consolidation. For example, the increase in the value of the euro over the dollar as of and for the year ended December 31, 2004, resulted in a $638,000 increase in our revenues, a $728,000 increase in our expenses, a $371,000 increase in our assets and a $112,000 increase in our liabilities (other than shareholders’ equity). For the year ended December 31, 2004, 38% of our net sales were net sales of SBIO-E.

Item 8.    Financial Statements and Supplementary Data

All other schedules are omitted because they are not applicable or the required information is included in the consolidated financial statements and notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

and Shareholders of

Synbiotics Corporation

We have audited the consolidated financial statements listed in the accompanying index of Synbiotics Corporation and its subsidiary as of December 31, 2004 and 2003, and for each of the years in the three year period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Synbiotics Corporation and its subsidiary as of December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the years in the three year period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has an accumulated deficit of $46,113,000, and the Company has a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006. The Company does not believe that its cash position will be sufficient to fund its operations and service its debt for the next twelve months if it also pays the $1,000,000 contractual obligation when it becomes due in July 2005. These factors, among others, raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LEVITZ, ZACKS & CICERIC

Certified Public Accountants

San Diego, California

March 8, 2005

SYNBIOTICS CORPORATION

CONSOLIDATED BALANCE SHEET

	December 31,
	2004	2003
ASSETS
Current assets:
Cash and equivalents	$792,000	$1,045,000
Accounts receivable (net of allowance for doubtful accounts of $151,000 and $125,000 in 2004 and 2003)	2,574,000	2,686,000
Inventories	6,208,000	5,266,000
Other current assets	1,424,000	878,000

	10,998,000	9,875,000
Property and equipment, net	979,000	1,232,000
Goodwill, net	1,397,000	1,397,000
Intangibles, net	1,851,000	2,358,000
Other assets	297,000	479,000

	$15,522,000	$15,341,000

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable and accrued expenses	$4,557,000	$4,005,000
Current portion of long-term debt	546,000	4,804,000
Other current liabilities	952,000

	6,055,000	8,809,000

Long-term debt	3,835,000
Other liabilities	1,313,000	2,134,000

	5,148,000	2,134,000

Commitments and contingencies (Note 13)

Shareholders’ equity:
Series C convertible preferred stock, $1,000 liquidation preference per share (aggregating $3,100,000 and $2,800,000 at December 31, 2004 and 2003), 4,000 shares authorized, 3,100 and 2,800 shares issued and outstanding at December 31, 2004 and 2003	2,904,000	2,604,000
Common stock, no par value, 70,000,000 shares authorized, 21,154,000 and 20,025,000 shares issued and outstanding at December 31, 2004 and 2003	46,636,000	46,316,000
Common stock warrants	1,110,000	1,035,000
Accumulated other comprehensive loss	(218,000)	(411,000)
Accumulated deficit	(46,113,000)	(45,146,000)

Total shareholders’ equity	4,319,000	4,398,000

	$15,522,000	$15,341,000

See accompanying notes to consolidated financial statements.

SYNBIOTICS CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

	Year Ended December 31,
	2004	2003	2002
Revenues:
Net sales	$18,746,000	$18,805,000	$21,362,000
License fees			300,000
Royalties	473,000	406,000	9,000

	19,219,000	19,211,000	21,671,000

Operating expenses:
Cost of sales	9,051,000	9,133,000	10,450,000
Research and development	1,486,000	1,177,000	1,380,000
Selling and marketing	4,165,000	4,150,000	4,378,000
General and administrative	5,628,000	3,489,000	8,772,000
Patent litigation settlement	(850,000)	(515,000)
Impairment losses			2,877,000

	19,480,000	17,434,000	27,857,000

(Loss) income from operations	(261,000)	1,777,000	(6,186,000)
Other expense:
Interest, net	(446,000)	(492,000)	(669,000)

(Loss) income before income taxes	(707,000)	1,285,000	(6,855,000)
(Benefit from) provision for income taxes	(60,000)	(2,000)	7,000

(Loss) income from continuing operations	(647,000)	1,287,000	(6,862,000)
Discontinued operations, net of tax			217,000

(Loss) income before cumulative effect of a change in accounting principle	(647,000)	1,287,000	(6,645,000)
Cumulative effect of a change in accounting principle, net of tax			(7,756,000)

Net (loss) income	(647,000)	1,287,000	(14,401,000)
Translation adjustment	193,000	547,000	453,000

Comprehensive (loss) income	$(454,000)	$1,834,000	$(13,948,000)

Net (loss) income available to common shareholders	$(868,000)	$1,077,000	$(14,596,000)

Basic (loss) income per share:
(Loss) income from continuing operations	$(0.04)	$0.06	$(0.48)
Discontinued operations, net of tax			.01
Cumulative effect of a change in accounting principle, net of tax			(0.53)

Net (loss) income	$(0.04)	$0.06	$(1.00)

Diluted (loss) income per share:
Income (loss) from continuing operations	$(0.04)	$0.03	$(0.48)
Discontinued operations, net of tax			.01
Cumulative effect of a change in accounting principle, net of tax			(0.53)

Net (loss) income	$(0.04)	$0.03	$(1.00)

See accompanying notes to consolidated financial statements.

SYNBIOTICS CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2004	2003	2002
Cash flows from operating activities:
Net (loss) income	$(647,000)	$1,287,000	$(14,401,000)
Adjustments to reconcile net (loss) income to net cash (used for) provided by operating activities:
Depreciation and amortization	1,096,000	1,170,000	899,000
Receivable for patent litigation settlement	(425,000)	(265,000)
Retention bonus payable in common stock			2,641,000
Legal settlement payable in common stock			15,000
Impairment losses			2,877,000
Note receivable for discontinued operations			(500,000)
Cumulative effect of a change in accounting principle			7,756,000
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	165,000	79,000	802,000
Inventories	(844,000)	436,000	(125,000)
Other assets	(81,000)	24,000	267,000
Accounts payable and accrued expenses	381,000	(1,455,000)	(1,475,000)
Deferred revenue			(300,000)
Other liabilities	132,000	163,000	150,000

Net cash (used for) provided by operating activities	(223,000)	1,439,000	(1,394,000)

Cash flows from investing activities:
Acquisition of property and equipment	(179,000)	(276,000)	(193,000)
Receipts from notes receivable	233,000	92,000

Net cash provided by (used for) investing activities	54,000	(184,000)	(193,000)

Cash flows from financing activities:
Payments of long-term debt	(424,000)	(1,186,000)	(1,241,000)
Proceeds from issuance of preferred stock, net	300,000		2,604,000

Net cash (used for) provided by financing activities	(124,000)	(1,186,000)	1,363,000

Net (decrease) increase in cash and equivalents	(293,000)	69,000	(224,000)
Effect of exchange rates on cash	40,000	107,000	54,000
Cash and equivalents—beginning of period	1,045,000	869,000	1,039,000

Cash and equivalents—end of period	$792,000	$1,045,000	$869,000

See accompanying notes to consolidated financial statements.

SYNBIOTICS CORPORATION

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY

			Preferred Stock				Common Stock Warrants	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
	Common Stock		Series B		Series C
	Shares	Amount	Shares	Amount	Shares	Amount
Balance, December 31, 2001	8,990,000	$40,286,000					$1,035,000	$(1,411,000)	$(31,766,000)	$8,144,000
Reclassification of mandatorily redeemable common stock (Note 9)	621,000	3,107,000								3,107,000
Issuance of common stock pursuant to retention bonus agreements (Note 10)	8,255,000	2,642,000								2,642,000
Issuance of common stock in conjunction with the settlement of litigation	88,000	15,000								15,000
Issuance of preferred stock (Note 10)			2,800	$2,604,000						2,604,000
Exchange of preferred stock (Note 10)			(2,800)	(2,604,000)	2,800	$2,604,000
Cumulative translation adjustment								453,000		453,000
Net loss									(14,401,000)	(14,401,000)

Balance, December 31, 2002	17,954,000	46,050,000			2,800	2,604,000	1,035,000	(958,000)	(46,167,000)	2,564,000
Issuance of common stock in lieu of cash dividends on preferred stock (Note 10)	2,071,000	266,000							(266,000)
Cumulative translation adjustment								547,000		547,000
Net income									1,287,000	1,287,000

Balance, December 31, 2003	20,025,000	46,316,000			2,800	2,604,000	1,035,000	(411,000)	(45,146,000)	4,398,000
Issuance of common stock in lieu of cash dividends on preferred stock (Note 10)	1,129,000	320,000							(320,000)
Issuance of preferred stock (Note 10)					300	300,000				300,000
Issuance of common stock warrants in conjunction with amendment of debt agreement (Note 10)							75,000			75,000
Cumulative translation adjustment								193,000		193,000
Net loss									(647,000)	(647,000)

Balance, December 31, 2004	21,154,000	$46,636,000			3,100	$2,904,000	$1,110,000	$(218,000)	$(46,113,000)	$4,319,000

See accompanying notes to consolidated financial statements.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES:

The Company

Synbiotics Corporation (the “Company”), incorporated in 1982, develops, manufactures and markets diagnostic products for animals. The Company’s principal markets are veterinary practices, laboratories and poultry producers in the United States, Canada, Europe, Africa, Asia, Oceania and Latin America. The Company’s products are sold primarily to wholesale distributors, and also directly to veterinarians, laboratories and poultry producers.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of its wholly-owned subsidiary Synbiotics Europe SAS (“SBIO-E”). All significant intercompany transactions and accounts have been eliminated in consolidation.

Trade Accounts Receivable

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements.

Amounts owed to the Company from one customer represented 27% of the Company’s trade accounts receivable as of December 31, 2004, substantially all of which was collected subsequent to December 31, 2004.

Inventories

Inventories are stated at the lower of cost or market; cost is determined using the first-in, first-out method. We periodically review the carrying cost of our inventories by product to determine the adequacy of our reserves for obsolescence. In accounting for inventories we must make estimates regarding the estimated net realizable value of our inventory. This estimate is based, in part, on our forecasts of future sales and shelf life of each product.

Property and Equipment

Property and equipment, including leasehold improvements, are recorded at cost. Maintenance costs are charged to operations as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of five to eight years or the lease terms, if shorter.

Goodwill and Other Intangible Assets

As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142 (“FAS 142”), “Goodwill and Other Intangible Assets”. FAS 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Under FAS 142, goodwill is tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. In connection with the adoption of FAS 142, the Company performed a transitional goodwill impairment assessment. As a result of this impairment assessment, in the first quarter of 2002 the Company recorded an impairment loss of $7,756,000 which is

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

classified as a cumulative effect of a change in accounting principle for the year ended December 31, 2002. Subsequent impairment assessments will be performed, at a minimum, in the fourth quarter of each year; and subsequent impairments, if any, will be classified as an operating expense. The Company’s measurement of fair value upon adoption was based upon a “fairness opinion” prepared by an independent investment advisor in conjunction with the Redwood transaction (Note 3). The Company’s measurement of fair value for subsequent impairment assessments will be the market price of the Company’s common stock on the date the assessment is performed.

Patents and licenses are recorded at cost and are amortized ratably over the life of the respective patents or licenses.

Long-Lived Assets

As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“FAS 144”). FAS 144 supersedes FAS 121 “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of”. FAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (“APB 30”), “Reporting Results of Operations—Reporting the Effects of Disposal of a Segment of a Business”. FAS 144 develops one accounting model for long-lived assets that are to be disposed of by sale. FAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, FAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. The adoption of FAS 144 did not have a material impact on the Company’s financial position or results of operations.

Fair Value of Financial Instruments

The carrying amounts for cash and cash equivalents at December 31, 2004 and 2003 approximate their fair values. The carrying amount of the debt approximates fair value at December 31, 2004 and 2003 as the variable interest rate on the debt approximates current market rates of interest. The carrying amount of the other liabilities approximates fair value at December 31, 2004 and 2003 as the imputed interest rate of 8.42% approximates current market rates of interest.

Translation of Financial Statements

The financial statements for SBIO-E whose functional currency is the Euro are translated in the following manner: assets and liabilities at the year end rates; shareholders’ equity at historical rates; and results of operations at the monthly average exchange rates. The effects of exchange rate changes are reflected as a separate component of shareholders’ equity.

Revenue Recognition

Revenue from products is recognized when title and risk of loss transfers to the customer. Amounts charged to customers for shipping and handling are included in net sales, and shipping and handling costs are included in cost of sales. The Company provides promotional discounts and rebates to certain of its distributors. Based upon the structure of these rebate programs and the Company’s past history, the Company is able to accurately estimate the amount of rebates at the time of sale. These rebates are recorded as a reduction of net sales. License fee revenue is recognized ratably over the license term when the Company has a further performance obligation to the licensee. In the event that the Company has no further performance obligation to the licensee, license fee revenue is recognized upon receipt.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Advertising Costs

The Company recognizes the costs of advertising at the time such charges are incurred. Advertising expense totaled $231,000, $342,000 and $338,000 during the years ended December 31, 2004, 2003 and 2002, respectively.

Stock-Based Compensation

The Company measures its stock-based employee compensation using the intrinsic value method. The following disclosures present as reported amounts, utilizing the intrinsic value method, and pro forma amounts, after applying the fair value method, related to stock-based awards made to employees that were outstanding as of December 31, 2004, 2003 and 2002:

	Year Ended December 31,
	2004		2003		2002
Net (loss) income:
As reported		$(647,000)		$1,287,000		$(14,401,000)

Pro forma		$(720,000)		$1,147,000		$(14,615,000)

Basic net (loss) income per share:
As reported		$(0.04)		$0.06		$(1.00)

Pro forma		$(0.05)		$0.05		$(1.01)

Diluted net (loss) income per share:
As reported		$(0.04)		$0.03		$(1.00)

Pro forma		$(0.05)		$0.03		$(1.01)

Stock-based employee compensation:
As reported	$		$		$

Pro forma		$73,000		$140,000		$214,000

For disclosure purposes, the fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for grants in 2004, 2003 and 2002, respectively: dividend yield of 0% for all years; expected volatility of 131.5%, 148.1% and 121.3%; risk-free interest rates of 2.8%, 2.1% and 3.1%; and expected lives of 3.8 years, 3.7 years and 3.7 years.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 123R, “Share-Based Payments” (“FAS 123R”). FAS 123R is a revision of FASB Statement No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance.

FAS 123R requires that the cost of all awards of equity instruments made to employees in exchange for employment services be recorded at fair value on the grant date, and the cost charged to expense as the award vests. The determination of fair value is based upon option-pricing models (for example, Black-Scholes) adjusted for characteristics unique to the equity instrument.

The Company will be required to charge to expense the fair value of employee stock options which vest on or after July 1, 2005, and expects to record compensation expense related to unvested employee stock options outstanding as of December 31, 2004, as follows: 2005—$33,000; 2006—$67,000; 2007—$46,000; 2008—$9,000.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Income Taxes

The Company’s current income tax expense is the amount of income taxes expected to be payable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax bases of assets and liabilities as well as the expected future tax benefit to be derived from tax loss and tax credit carryforwards. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount more likely than not to be realized in future tax returns. The effect of tax rate changes are reflected in income during the period such changes are enacted.

Net (Loss) Income Per Share

Basic net (loss) income per share is computed as net (loss) income less cumulative preferred stock dividends divided by the weighted average number of common shares outstanding during the period. Diluted net (loss) income per share is computed as net (loss) income divided by the weighted average number of common shares and potential common shares, using the treasury stock method, outstanding during the period (Note 12).

Cash and Equivalents

Cash and equivalents include cash investments which are highly liquid and have an original maturity of three months or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive (Loss) Income

Comprehensive (loss) income is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. The Company reports in the financial statements, in addition to net (loss) income, comprehensive (loss) income and its components including foreign currency items.

Segment Reporting

Operating segments are determined consistent with the way that management organizes and evaluates financial information internally for making operating decisions and assessing performance. The Company operates in one segment.

Concentrations of Risk

The Company relies on a third party for the manufacture of certain of its canine heartworm diagnostic products. The Company has the right to manufacture these products in the event that the third party is unable to supply these products. However, the regulatory process involved in transferring the manufacturing may cause a delay in the manufacturing and a possible loss of sales, which may affect operating results adversely.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 2—GOING CONCERN:

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements, although profitable in 2003, during 2004 and 2002 the Company incurred net losses of $647,000 and $14,401,000, respectively, and had an accumulated deficit of $46,113,000 as of December 31, 2004.

The Company has a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006. These obligations are recorded at their accreted value in the accompanying consolidated balance sheet under other current liabilities and other liabilities. The Company does not believe that its cash position will be sufficient to fund its operations and service its bank debt for the next twelve months if it also pays the $1,000,000 contractual obligation when it becomes due in July 2005. The contractual obligation is unsecured. In the event that the Company does not make the payment when it comes due, the $1,500,000 due in July 2006 becomes immediately due, and the entire $2,500,000 will begin bearing interest at 10.5%. The Company plans to renegotiate this unsecured debt; however, there can be no assurance that any such renegotiation will be successful.

These factors raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3—RELATED PARTY AND CONTROLLING SHAREHOLDER:

Thomas A. Donelan, Christopher P. Hendy and Jerry L. Ruyan own 99% of Redwood Holdings, LLC. Redwood Holdings, LLC, owns 4% of the Company’s Series C preferred stock (Note 10), and also owns 3% of the Company’s common stock (Note 10).

Redwood West Coast, LLC, owns 90% of the Company’s Series C preferred stock (Note 10). Messrs. Donelan, Hendy and Ruyan and Redwood Holdings, LLC, collectively, own 94% of Redwood West Coast, LLC.

Remington Capital, LLC, is the holder of a promissory note from the Company with a balance at December 31, 2004, of $3,809,000 (Note 8), and is the holder of a warrant to purchase 250,000 shares of the Company’s common stock (Note 10). Remington Capital, LLC, is indirectly owned 100% by Redwood Holdings, LLC.

Representatives of Redwood Holdings, LLC, Redwood West Coast, LLC, and Remington Capital, LLC, (collectively “Redwood”) constitute 67% of the Company’s Board of Directors. Redwood controls approximately 58% of the Company’s voting stock, and is therefore the Company’s controlling shareholder.

The Company pays to Redwood a monthly management fee of $15,000.

NOTE 4—DISCONTINUED OPERATIONS:

In August 2002, the Company sold its instrument manufacturing operations, located in Rome, New York, to Danam Acquisition Corp., located in Dallas, Texas, in exchange for a $500,000 note receivable. The note is payable, beginning in September 2002, in 60 monthly principal payments of $8,000 plus interest at 5%, is secured by the assets of the disposed operations (all of which had been previously written off by the Company), and is guaranteed by Drew Scientific Group PLC (the parent of Danam Acquisition Corp.) The Company has recorded the $500,000 gain in discontinued operations.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In November 2002, the Company terminated the license agreement for its PennHIP® operations, located in Malvern, Pennsylvania, and transferred all of the assets related to the PennHIP® operations to the University of Pennsylvania. No consideration was received for the transferred assets.

NOTE 5—PATENT LITIGATION SETTLEMENTS:

In November 1998, the Company filed a lawsuit against Heska Corporation in the United States District Court for the Southern District of California alleging that Heska infringed a patent owned by the Company relating to heartworm diagnostic technology. In March 2003, the Company and Heska entered into settlement and license agreements which resolved all outstanding claims in the lawsuit. As part of those agreements, each party licensed certain intellectual property rights from the other party, including Heska licensing from the Company the patent relating to the heartworm diagnostic technology. In addition, the Company received $250,000 in April 2003, will receive $265,000 in 24 monthly installments of $11,000 beginning in January 2004. As a result, the Company has recorded a one-time credit to operating expenses totaling $515,000 during the year ended December 31, 2003. Also, the Company is receiving royalty payments on Heska’s sales of licensed canine heartworm diagnostic products beginning April 2003.

In September 2003, the Company filed a lawsuit against Agen Biomedical Ltd. (“Agen”) in the United States District Court for the Southern District of California alleging that Agen infringed a patent owned by the Company relating to heartworm diagnostic technology. In June 2004, the Company and Agen entered into a settlement agreement which resolved all outstanding claims in the lawsuit. As part of the agreement, each party licensed certain intellectual property rights from the other party, including Agen licensing from the Company the patent relating to the heartworm diagnostic technology. In addition, the Company received $425,000 in June 2004, and will receive $425,000 in June 2005. As a result the settlement, the Company recorded a one-time credit to operating expenses totaling $850,000 during the year ended December 31, 2004. In addition, the Company will supply certain biologicals to Agen at specified prices, and the Company will receive a percentage of Agen’s sales of Agen products containing the supplied biologicals.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 6—COMPOSITION OF CERTAIN FINANCIAL STATEMENT CAPTIONS:

	December 31,
	2004	2003
Inventories:
Raw materials	$3,125,000	$2,532,000
Work in process	357,000	477,000
Finished goods	2,726,000	2,257,000

	$6,208,000	$5,266,000

Other current assets:
Notes receivable	$658,000	$233,000
Prepaid taxes	342,000	282,000
Income taxes receivable	192,000	138,000
Other	232,000	225,000

	$1,424,000	$878,000

Property and equipment:
Laboratory equipment	$2,438,000	$2,203,000
Leasehold improvements	586,000	561,000
Office and computer equipment	1,505,000	1,444,000
Construction in progress		21,000

	4,529,000	4,229,000
Less accumulated depreciation and amortization	(3,550,000)	(2,997,000)

	$979,000	$1,232,000

Depreciation expense was $459,000, $545,000 and $515,000 during the years ended December 31, 2004, 2003 and 2002, respectively.

	December 31,
	2004	2003
Accounts payable and accrued expenses:
Accounts payable	$2,767,000	$1,284,000
Accrued vacation	484,000	365,000
Accrued compensation	327,000	440,000
Accrued royalties	339,000	247,000
Accrued professional fees	156,000	371,000
Other	484,000	1,298,000

	$4,557,000	$4,005,000

NOTE 7—GOODWILL AND OTHER INTANGIBLES:

On January 1, 2002, the Company adopted FAS 142 (Note 1). As a result, in the first quarter of 2002 the Company recorded an impairment loss of $7,756,000 which is classified as a cumulative effect of a change in accounting principle, and ceased to amortize goodwill. In the fourth quarter of 2002, the Company performed its annual impairment assessment, and, as a result of decreases in the market price of the Company’s common stock during 2002, recorded an additional impairment loss of $2,877,000. The fair value used in the annual assessment was determined based upon the market price of the Company’s common stock on December 31, 2002. Based

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

upon the market price of the Company’s common stock on December 31, 2004 and 2003, there was no impairment loss resulting from the annual impairment assessment in 2004 or 2003.

The Company has allocated all of its goodwill to its only reporting unit, which is also its only reportable segment (Note 14). Changes in the carrying amount of goodwill were as follows:

Balance at December 31, 2001	$12,074,000
Impairment loss	(10,633,000)
Effect of currency exchange rates	(44,000)

Balance at December 31, 2002, 2003 and 2004	$1,397,000

Other intangible assets were as follows:

	December 31, 2004		December 31, 2003
	Gross Carrying Value	Accumulated Amortization	Gross Carrying Value	Accumulated Amortization
Patents	$5,423,000	$3,685,000	$5,108,000	$2,922,000
Licenses	618,000	505,000	618,000	446,000

	$6,041,000	$4,190,000	$5,726,000	$3,368,000

Amortization expense was $631,000 and $625,000 during the years ended December 31, 2004 and 2003, respectively. The weighted-average amortization periods for patents and licenses are 9 years and 10 years, respectively, and the weighted-average amortization period for total intangible assets is 9 years. Annual pretax amortization for other intangibles over the next five years is estimated to be as follows:

2005	$613,000
2006	604,000
2007	497,000
2008	66,000
2009	45,000

$1,825,000

NOTE 8—NOTE PAYABLE AND LONG-TERM DEBT:

On September 23, 2004, the Company entered into an amendment (the “Credit Agreement Amendment”) of its credit agreement with Comerica Bank (“Comerica”), effective as of September 1, 2004. The outstanding principal balance of the Company’s bank debt immediately prior to the Credit Agreement Amendment was $4,472,000. Under the Credit Agreement Amendment, the Company issued an amended promissory note to Comerica in the amount of $599,000 (the “Comerica Note”), and Comerica sold the remaining principal of $3,873,000 to Remington Capital, LLC (“Remington”). The Company simultaneously issued an amended promissory note to Remington in the amount of $3,873,000 (the “Remington Note”).

The Comerica Note bears interest at the rate of prime plus 2% (effectively 7.25% at December 31, 2004), and is payable in monthly installments, from October 1, 2004 to August 1, 2007, of $9,000 plus accrued interest (except the payments due on September 1, 2005 and 2006 are in the amount of $151,000 plus accrued interest). The Remington Note, which is subordinate to the Comerica Note, bears interest at the fixed rate of 7.75%, and is

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

payable in blended monthly installments of principal and interest, from September 25, 2004 to August 25, 2014, of $46,000. Both the Comerica Note and the Remington Note are secured by all of the Company’s assets.

In conjunction with the Credit Agreement Amendment, the Company issued to Comerica and Remington warrants to purchase an aggregate of 500,000 shares of the Company’s common stock (Note 10).

Principal payments during the next five years are as follows: 2005—$544,000; 2006—$544,000; 2007—$390,000; 2008—$343,000; 2009—$371,000.

Interest paid during 2004, 2003 and 2002 totaled $317,000, $334,000 and $502,000, respectively. The 2004 amount includes $75,000 paid to Remington.

NOTE 9—MANDATORILY REDEEMABLE COMMON STOCK:

621,000 shares issued in conjunction with the 1997 acquisition of SBIO-E were subject to certain registration rights as well as put and call provisions. As of December 31, 2001, the Company classified the shares on the balance sheet as mandatorily redeemable and had accreted the value of the shares to the put option price, using the interest method, with the accretion being charged directly to retained earnings.

On June 1, 2001, the Company assigned its feline leukemia virus vaccine distribution agreement with Intervet, Inc. to Merial Limited, Merial S.A.S. and Merial, Inc. (collectively “Merial”). In exchange, Merial waived its right to sell to the Company the above mentioned 621,000 shares of the Company’s common stock at $5.00 per share (the “Put Right”). Merial also agreed to allow the Company to pay accrued royalties, under a separate agreement, totaling $613,000 in ten monthly installments of $61,300 which began in July 2001. If the Company failed to meet its royalty payment obligation, the Put Right would have reverted to Merial. When the final royalty payment was made in April 2002, and the Put Right was extinguished, the Company reclassified the mandatorily redeemable common stock to shareholders’ equity.

In March 1999, the Company amended its U.S. feline leukemia virus vaccine supply agreement with Merial, and the Company received $1,453,000 which it was recognizing as license fee revenue ratably over the remaining life of the supply agreement. As the Company has assigned its distribution agreement with Intervet, Inc. to Merial, the Company has no further contractual obligations under the supply agreement and recognized, in June 2001, the remaining $868,000 of deferred license fee revenue.

NOTE 10—SHAREHOLDERS’ EQUITY:

In January 2002, the Company amended cash retention bonus agreements with certain employees (the “Converted Retention Bonuses”) so that, instead of cash, the employees received, on May 15, 2002, an aggregate of 8,255,000 shares of the Company’s common stock under the 1995 Stock Option/Stock Issuance Plan. The Company also agreed to pay the employees’ income tax withholding obligation related to the Converted Retention Bonuses. In January 2002, the Company recorded compensation expense, including the employees’ income tax withholding obligation, related to the Converted Retention Bonuses totaling $3,029,000. In addition, the Company also amended its remaining employee cash retention bonus agreements (the “Cash Retention Bonuses”) so that the amounts that would have become payable upon the consummation of the Redwood transaction would instead be payable in January 2003, and were paid in December 2002. The Company recorded compensation expense totaling $653,000 in January 2002 related to the Cash Retention Bonuses.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Redwood, the majority holder of the Series C preferred stock, as permitted by the Certificate of Determination of the Series C preferred stock, elected to receive shares of the Company’s common stock in lieu of the cash dividends as follows:

Accrued Through	Date Declared	Amount	Shares Issued	Date Distributed
January 31, 2003	March 26, 2003	$213,000	1,662,000	March 26, 2003
April 30, 2003	June 12, 2003	53,000	409,000	June 12, 2003
January 31, 2004	March 11, 2004	158,000	354,000	March 11, 2004
July 31, 2004	September 7, 2004	105,000	445,000	September 7, 2004
October 31, 2004	December 6, 2004	58,000	330,000	December 7, 2004
January 31, 2005	March 1, 2005	58,000	452,000	March 2, 2005

Preferred Stock

The Company is authorized to issue up to 25,000,000 shares of preferred stock. The preferred stock may be issued in one or more series. The Board of Directors is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of preferred stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Series A Preferred Stock

The Company has a Series A Junior Participating Preferred Stock (the “Series A Preferred”) consisting of 200,000 shares. Each share of Series A Preferred is entitled to 1,000 votes. Each Series A Preferred share is entitled to dividends, payable in cash quarterly, in an amount equal to 1,000 times the aggregate per share amount of dividends declared on the common stock. In the event that no common stock dividends are declared, each share of Series A Preferred is entitled to $.001 per share. The Series A Preferred is entitled to a liquidation preference of $1,000 per share, plus accrued and unpaid dividends; provided, however, that each Series A Preferred share is entitled to receive an aggregate amount per share equal to 10,000 times the aggregate amount per share distributed to the holders of common stock. In the event of a consolidation, merger, combination, etc., each share of Series A Preferred shall be exchanged into 1,000 times the aggregate per share consideration of the common stock. There were no shares of Series A Preferred issued and outstanding as of December 31, 2004 and 2003.

Series A Preferred Stock Purchase Rights

As part of the Company’s implementation of a “poison pill” shareholder rights plan, the Company issued preferred share purchase rights (the “Rights”) to purchase, for $10.00 (the “Purchase Price”), 1/1000th of a share of Synbiotics’ Series A Preferred (the “Unit”). The Rights are not exercisable until the earlier to occur of (i) a public announcement that beneficial ownership of 20% or more of the Company’s outstanding common stock has been acquired or (ii) 10 business days (or a later date as determined by the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer to acquire beneficial ownership of 20% or more of the outstanding common stock of the Company.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

At any time after the beneficial ownership of 20% or more of the outstanding shares of the Company’s common stock has been acquired (but before the acquiring party has acquired 50% of the outstanding common stock) the Company may exchange all or part of the Rights for Units at an exchange ratio equal to (subject to adjustment to reflect stock splits, stock dividends and similar transactions) the Purchase Price divided by the then current per share market price per Unit on the Distribution Date. In January 2002, in conjunction with the Redwood transaction (Note 3), the rights plan was amended so that the Rights would not be exercisable upon the consummation of the Redwood transaction.

At any time prior to the public announcement that the beneficial ownership of 20% or more of the outstanding common stock of the Company has been acquired, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the rights will be effective at such time as the Board of Directors in its sole discretion may establish.

The Rights will expire on October 7, 2008, unless the expiration date is extended or unless the Rights are earlier redeemed or exchanged by the Company.

Series B Preferred Stock

In January 2002, the Company designated and authorized 4,000 shares of Series B Preferred Stock (the “Series B Preferred”). In January 2002, the Company issued to Redwood 2,800 shares of Series B Preferred in exchange for $2,800,000 cash, less $186,000 of issuance costs. In October 2002, the Company entered into a Stock Swap Agreement with Redwood whereby the Company issued 2,800 shares of Series C Preferred Stock to Redwood in exchange for Redwood’s 2,800 shares of Series B Preferred.

Series C Preferred Stock

In October 2004, the Company sold to an unrelated third party 50 newly-issued shares of unregistered Series C preferred stock (the “Series C Preferred”) of the Company for consideration totaling $50,000 in cash.

In September 2004, the Company entered into a Series C Purchase Agreement (the “Series C Agreement”) with Redwood Holdings, LLC (Note 3), Paul Hays and Fintan and Janice Molloy. Under the Series C Agreement, simultaneously with the closing under the Credit Agreement Amendment (Note 8), the Company sold to the above named parties a total of 250 newly-issued shares of unregistered Series C Preferred for consideration totaling $250,000 in cash. Redwood Holdings, LLC and Mr. Hays each received 100 shares at the September 23, 2004 closing, and Mr. and Mrs. Molloy received 50 shares at the September 23, 2004 closing. Mr. Hays is the Company’s President and Chief Executive Officer, and is also a member of the Company’s Board of Directors.

In October 2002, the Company designated and authorized 4,000 shares of Series C Preferred, and entered into a Stock Swap Agreement with Redwood whereby the Company issued 2,800 shares of Series C Preferred to Redwood in exchange for Redwood’s 2,800 shares of Series B Preferred.

Each Series C Preferred share is entitled to cumulative dividends, payable in cash quarterly (although an election can be made by Redwood, as the majority holder of the Series C Preferred, to receive the dividends in shares of the Company’s common stock in the event the dividends are not paid within 30 days), in an annual amount of $75 per share; each Series C Preferred share is also entitled to, in effect, the dividends which had accumulated on a corresponding Series B Preferred share before the time of the swap. The Series C Preferred is entitled to a liquidation preference of $1,000 per share, plus accumulated and unpaid dividends. Each share of Series C Preferred has voting power equivalent to 7,785 shares of common stock. Each share of Series C Preferred is convertible into 7,785 shares of common stock (subject to anti-dilution adjustments).

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Stock Warrants

Pursuant to the Credit Agreement Amendment (Note 8), the Company issued to both Comerica and Remington warrants to purchase 250,000 shares of its unregistered common stock at an exercise price of $0.17 per share. The warrants are exercisable at any time through September 1, 2010. The Company has valued the warrants at $75,000 using the Black-Scholes option pricing model.

In conjunction with a November 2000 amendment to its bank debt agreement, the Company issued to the bank a warrant to purchase 250,000 shares of the Company’s common stock at an exercise price of $2.00 per share. The warrant is exercisable at any time through November 30, 2007. The Company has valued the warrant at $32,000 using the Black-Scholes option pricing model.

In conjunction with the 1997 acquisition of SBIO-E, the Company issued to a financial institution a warrant to purchase 240,000 shares of the Company’s common stock at an exercise price of $.01 per share. The warrant is exercisable at any time through May 31, 2007 and contains certain anti-dilution provisions and registration rights. The Company has valued the warrant at $1,003,000 using the Black-Scholes option pricing model. In January 2002, the warrant was adjusted, pursuant to its anti-dilution provisions, and is now exercisable into 343,000 shares of the Company’s common stock at an exercise price of $0.007 per share.

Stock Option Plans

The Company has a 2004 Stock Option/Stock Issuance Plan (the “2004 Plan”) and a 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”) (collectively, the “Option Plans”).

Under the 2004 Plan, adopted in July 2004, an aggregate of 3,000,000 shares of the Company’s common stock were reserved for issuance. The 2004 Plan is administered by the Board of Directors and provides that exercise prices shall be determined, for non-qualified options, by the Board of Directors, and, for incentive options, not less than 100 percent of the fair market value of the shares at the date of grant. Options will generally vest at the rate of 1/16th of the granted shares in each continuous quarter of employment and have an exercise period not more than ten years from date of grant.

The Company had previously adopted the 1995 Plan whereby an aggregate of 2,600,000 shares of the Company’s common stock were initially reserved for issuance. The 1995 Plan is administered by the Board of Directors and provides that exercise prices shall not be less than 85 percent (non-qualified options) and 100 percent (incentive options) of the fair market value of the shares at the date of grant. Options will generally vest at the rate of 1/16th of the granted shares in each continuous quarter of employment and have an exercise period not more than ten years from date of grant. In January 2002, in conjunction with the Redwood transaction (Note 3), the 1995 Plan was amended so that an aggregate of 10,753,000 shares of the Company’s common stock was reserved for issuance. In July 2003, the Plan was further amended so that an aggregate of 13,753,000 shares of the Company’s common stock was reserved for issuance.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following is a summary of the Option Plans’ activity:

	Shares	Weighted- Average Exercise Price
Outstanding at December 31, 2001	1,292,000	$3.44
Granted	1,600,000	$0.08
Forfeited	(958,000)	$3.44

Outstanding at December 31, 2002	1,934,000	$0.66
Granted	400,000	$0.34
Expired	(16,000)	$4.71

Outstanding at December 31, 2003	2,318,000	$0.58
Granted	500,000	$0.20
Expired	(77,000)	$3.33

Outstanding at December 31, 2004	2,741,000	$0.43

Options to purchase an aggregate of 960,000 shares, 518,000 shares and 334,000 shares were exercisable under the Option Plans as of December 31, 2004, 2003 and 2002, respectively, with weighted-average exercise prices of $0.94, $2.09 and $3.43 at December 31, 2004, 2003 and 2002, respectively. The weighted-average fair value of options granted under the Option Plans during the years ended December 31, 2004, 2003 and 2002 was $0.16 per share, $0.29 per share and $0.04 per share, respectively. There was no compensation expense during 2004, 2003 and 2002 related to the Option Plans.

The following is a summary of stock options outstanding at December 31, 2004:

	Options Outstanding			Options Exercisable
Exercise Price Range	Number	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number	Weighted- Average Exercise Price
$0.08–$1.00	2,500,000	8.7	$0.15	719,000	$0.13
$1.01–$2.54	42,000	5.1	$2.45	42,000	$2.45
$2.55–$3.81	123,000	2.6	$3.27	123,000	$3.27
$3.82–$4.50	76,000	2.9	$4.04	76,000	$4.04

$0.08–$4.50	2,741,000	8.2	$0.43	960,000	$0.94

Pursuant to an employment agreement, the Company will issue to its President, on December 30, 2005, options to purchase 400,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on December 30, 2005.

In January 2002, in conjunction with the Converted Retention Bonuses, the Company cancelled options outstanding aggregating 880,000 shares of the Company’s common stock. In addition, options to purchase an aggregate of 72,000 shares of the Company’s common stock were modified to provide for immediate vesting, and to extend the expiration date to January 25, 2004. No compensation expense was recorded related to these modifications as the exercise prices of all of the options involved was greater than the fair market value of the shares on the modification date.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 11—INCOME TAXES:

The Company recorded a net (benefit from) provision for income taxes from continuing operations for the years ended December 31, 2004, 2003 and 2002 as follows:

	Year Ended December 31,
	2004	2003	2002
Current income tax expense (benefit) from continuing operations:
Federal			$(14,000)
State	$6,000	$1,000	4,000
Foreign	18,000	13,000	20,000

	24,000	14,000	10,000

Deferred income tax (benefit) from continuing operations:
Federal
State
Foreign	(84,000)	(16,000)	(3,000)

	(84,000)	(16,000)	(3,000)

Net income tax (benefit) expense from continuing operations	$(60,000)	$(2,000)	$7,000

Deferred tax assets comprise the following:

	December 31,
	2004		2003
Net operating loss carryforwards		$3,031,000		$7,782,000
Tax credit carryforwards		282,000		580,000
Patent litigation settlement		361,000		435,000
Depreciation		498,000		382,000
Goodwill		2,326,000		2,660,000
Capital loss carryforwards		412,000		412,000
Accrued compensation		113,000		117,000
Other reserves and accruals		249,000		242,000

		7,272,000		12,610,000
Less valuation allowance		(7,272,000)		(12,610,000)

	$		$

The valuation allowance for deferred tax assets at December 31, 2004 and 2003 is due to management’s determination that, as a result of the Company’s liquidity concerns and accumulated deficit, it is more likely than not that the deferred tax assets will not be realized in the future.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

A reconciliation of the (benefit from) provision for income taxes to the amount computed by applying the statutory Federal income tax rate to income before income taxes follows:

	Year Ended December 31,
	2004	2003	2002
Amounts computed at statutory Federal rate	$(241,000)	$437,000	$(2,331,000)
State income taxes	4,000	86,000	(271,000)
Foreign income taxes	(107,000)	60,000	740,000
Income (deductions) for financial reporting purposes for which there is no current tax (benefit) provision	(112,000)	(26,000)	(9,000)
Utilization of Federal general business tax credits			(41,000)
Expiration of Federal general business tax credits	286,000	188,000	81,000
Expiration of Federal net operating loss carryforwards	5,445,000	220,000	37,000
Expiration of state net general business tax credits	3,000
Increase (decrease) in valuation allowance	(5,338,000)	(967,000)	1,801,000

	$(60,000)	$(2,000)	$7,000

The Company has available Federal net operating loss carryforwards at December 31, 2004 of approximately $5,086,000, which expire from 2005 to 2024. Available state net operating loss carryforwards at December 31, 2004 total approximately $4,222,000, which expire from 2005 to 2014. Due to the change in the Company’s ownership in 2002, the Company’s utilization of both Federal and state net operating carryforwards generated prior to February 2002 is limited to $60,000 per year. Foreign net operating loss carryforwards available to the Company at December 31, 2004 total approximately $2,979,000, for which there is no expiration date. Unused investment tax and research and development and alternative minimum tax credits at December 31, 2004 aggregate approximately $373,000 and expire from 2005 to 2013.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 12—(LOSS) INCOME PER SHARE:

The following is a reconciliation of net (loss) income and share amounts used in the computations of (loss) income per share:

	Year Ended December 31,
	2004	2003	2002
Basic net (loss) income used:
(Loss) income from continuing operations	$(647,000)	$1,287,000	$(6,862,000)
Less cumulative preferred stock dividends	(221,000)	(210,000)	(195,000)

(Loss) income from continuing operations used in computing basic (loss) income from continuing operations per share	(868,000)	1,077,000	(7,057,000)
Discontinued operations, net of tax			217,000
Cumulative effect of a change in accounting principle, net of tax			(7,756,000)

Net (loss) income used in computing basic net (loss) income per share	$(868,000)	$1,077,000	$(14,596,000)

Diluted net (loss) income used:
(Loss) income used in computing basic (loss) income from continuing operations per share	$(868,000)	$1,077,000	$(7,057,000)

Add cumulative preferred stock dividends		210,000
(Loss) income used in computing diluted (loss) income from continuing operations per share	(868,000)	1,287,000	(7,057,000)
Discontinued operations, net of tax			217,000
Cumulative effect of a change in accounting principle, net of tax			(7,756,000)

Net (loss) income used in computing diluted net (loss) income per share	$(868,000)	$1,287,000	$(14,596,000)

Shares used:
Weighted average common shares outstanding used in computing basic (loss) income per share	20,552,000	19,529,000	14,599,000
Weighted average options and warrants to purchase common stock as determined by application of the treasury method		731,000
Weighted average common shares issuable upon conversion of preferred stock as determined by the if-converted method		21,797,000

Shares used in computing diluted net (loss) income per share	20,552,000	42,057,000	14,599,000

Weighted average options and warrants to purchase common stock as determined by the application of the treasury method and weighted average shares of common stock issuable upon conversion of the Series C Preferred as determined by the if-converted method totaling 26,190,000 shares, 326,000 shares and 22,534,000 shares have been excluded from the shares used in computing diluted net (loss) income per share for the years ended December 31, 2004, 2003 and 2002, respectively, as their effect is anti-dilutive.

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

On March 1, 2005, the Company declared a dividend on the Series C preferred stock totaling $58,000, for dividends accrued and payable as of January 31, 2005. Redwood, the majority holder of the Series C preferred stock, as permitted by the Certificate of Determination of the Series C preferred stock, elected to receive shares of the Company’s common stock in lieu of the cash dividends. As a result, 452,000 shares of the Company’s common stock were issued to the holders of the Series C preferred stock on March 2, 2005.

NOTE 13—COMMITMENTS AND CONTINGENCIES:

The Company leases office, laboratory and manufacturing facilities and equipment under operating leases. The facilities leases provide for escalating rental payments. Future minimum rentals under noncancelable operating leases as of December 31, 2004 are as follows:

2005	$956,000
2006	766,000
2007	524,000
2008	414,000
2009	414,000
Thereafter	1,759,000

$4,833,000

Total rent expense under noncancelable operating leases was $1,107,000, $1,130,000 and $1,485,000 during the years ended December 31, 2004, 2003 and 2002, respectively.

NOTE 14—SEGMENT INFORMATION AND SIGNIFICANT CUSTOMERS:

The Company has determined that it has only one reportable segment based on the fact that all of its products are animal health products. Although the Company sells diagnostic and instrument products, it does not base its business decision making on a product category basis.

The following are revenues for the Company’s diagnostic and instrument products:

	Year Ended December 31,
	2004	2003	2002
Diagnostics	$16,898,000	$17,511,000	$20,369,000
Instruments	1,848,000	1,294,000	993,000
Other revenues	473,000	406,000	309,000

	$19,219,000	$19,211,000	$21,671,000

The following are revenues and long-lived assets information by geographic area:

	Year Ended December 31,
	2004	2003	2002
Revenues:
United States	$11,515,000	$11,170,000	$14,430,000
France	2,489,000	2,126,000	1,783,000
Other foreign countries	5,215,000	5,915,000	5,458,000

	$19,219,000	$19,211,000	$21,671,000

SYNBIOTICS CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	December 31,
	2004	2003
Long-lived assets:
United States	$2,574,000	$3,078,000
France	1,950,000	2,388,000

	$4,524,000	$5,466,000

During the year ended December 31, 2004, sales to one customer totaled $1,930,000. There were no sales to any one customer that totaled 10% or more of total revenues during the years ended December 31, 2003 and 2002.

NOTE 15—SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

Selected quarterly financial data for 2004 and 2003 is as follows:

		1st Quarter	2nd Quarter	3rd Quarter		4th Quarter
Net sales	2004 2003	$5,131,000 6,148,000	$4,560,000 4,774,000	$4,208,000 4,056,000		$4,847,000 3,827,000

Gross profit	2004 2003	2,683,000 3,185,000	2,554,000 2,434,000	2,157,000 2,062,000		2,301,000 1,991,000

(Loss) income before extraordinary item and cumulative effect of change in accounting principle	2004	(495,000)	357,000	(252,000)		(257,000)
	2003	1,398,000	224,000	(164,000)		(171,000)

Basic (loss) income before extraordinary item and cumulative effect of change in accounting principle per share	2004	(0.03)	0.01	(0.02)		(0.02)
	2003	0.07	0.01	(0.01)		(0.01)

Diluted (loss) income before extraordinary item and cumulative effect of change in accounting principle per share	2004	(0.03)	0.01	(0.02)		(0.02)
	2003	0.03	0.01	(0.01)		(0.01)

Net (loss) income	2004 2003	(495,000 1,398,000)	357,000 224,000	(252,000 (164,000	) )	(257,000 (171,000	) )

Basic net (loss) income per share	2004 2003	(0.03 0.07)	0.01 0.01	(0.02 (0.01	) )	(0.02 (0.01	) )

Diluted net (loss) income per share	2004 2003	(0.03 0.03)	0.01 0.01	(0.02 (0.01	) )	(0.02 (0.01	) )

Item 9.    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

None.

Item 9A.    Controls and Procedures

Our principal executive officer and principal financial officer, after evaluating the effectiveness of our “disclosure controls and procedures” (as defined in Securities Exchange Act Rule 13a-15(e)), have concluded that, as of December 31, 2004, our disclosure controls and procedures are effective.

Item 9B.    Other Information

None.

PART III

Item 10.    Directors and Executive Officers of the Registrant

Directors:

Name; Positions; Business Experience During the Past Five Years; Directorships in Reporting Companies	Director Since	Age
Thomas A. Donelan Member of Redwood Holdings, LLC, a privately held venture capital firm, since 1995.	2002	49
Paul R. Hays Our President, since December 2002, and Chief Executive Officer since February 2005; our Chief Operating Officer from December 2002 to February 2005; Executive Vice President—U.S. Business of Boehringer Ingelheim Vetmedica, Inc. from August 2001 to October 2002; Vice President—Corporate Marketing of Boehringer Ingelheim Vetmedica GmbH from August 1998 to July 2001; Chairman of the Board of BioScreen GmbH from August 1998 to July 2001; Vice President—Sales and Marketing of Boehringer Ingelheim Vetmedica, Inc. from November 1994 to July 2001.	2003	44
Christopher P. Hendy Member of Redwood Holdings, LLC, a privately held venture capital firm, since 1996.	2002	47

Executive Officers:

Name, Age, and Other Business Experience During the Past Five Years	Position

Paul R. Hays (44)

Formerly Executive Vice President—U.S. Business of Boehringer Ingelheim Vetmedica, Inc. from August 2001 to October 2002; Vice President—Corporate Marketing of Boehringer Ingelheim Vetmedica GmbH from August 1998 to July 2001; Chairman of the Board of BioScreen GmbH from August 1998 to July 2001; Vice President—Sales and Marketing of Boehringer Ingelheim Vetmedica, Inc. from November 1994 to July 2001.

President, since December 2002, and Chief Executive Officer—since February 2005; Chief Operating Officer—from December 2002 to February 2005.

Keith A. Butler (43)	Vice President—Finance, Chief Financial Officer and Secretary—since September 2002; Corporate Controller from March 1991 to September 2002.

Name, Age, and Other Business Experience During the Past Five Years	Position
Clifford Frank (55)	Vice President—Operations since September 2002; Director of Operations from September 1992 to September 2002.

Serge Leterme (44)	Vice President—Research and Development—since October 1998; President and Director General of Synbiotics Europe, SAS—since June 2002.

B. Kent Luther (40)

Formerly Director—Swine National Sales of Boehringer Ingelheim Vetmedica, Inc. from September 2001 to May 2003; Manager—Marketing of Boehringer Ingelheim Vetmedica, Inc. from June 1999 to September 2001.

Vice President—Sales and Marketing—since May 2003.

Audit Committee Financial Expert

Our board of directors has determined that we do not have an audit committee financial expert serving on our Audit Committee. The reasons that we do not have an audit committee financial expert are: we are a small company controlled by Redwood (whose representatives occupy two of our three board of director seats); we want to save money in regards to fees paid to independent directors, especially someone qualified to serve as an audit committee financial expert; and our board of directors is satisfied that no such audit committee financial expert is necessary to protect our shareholders given our current circumstances.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of our equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, during the fiscal year ended December 31, 2004, our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer and our principal financial officer. Our board of directors is satisfied that no such code is necessary to protect us and our shareholders given our current circumstances, in addition to our long history of uniformly ethical conduct.

Item 11.    Executive Compensation

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to us for the fiscal years ended December 31, 2004, 2003 and 2002 by each person (the “Named Executive Officers”) who

•	was our chief executive officer in 2004;

•	was serving as an executive officer on December 31, 2004 and was one of the four most highly compensated executive officers whose total 2004 salary and bonus exceeded $100,000; or

•	but for the fact that he was not serving as an executive officer on December 31, 2004, would have been included under the preceding bullet point.

Summary Compensation Table

	Annual Compensation							Long-Term Compensation	All Other Compensation ($)(4)
Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)(2)		Other Annual Compensation ($)(3)		Awards
Securities Underlying Options/ SARS (#)
Keith A. Butler Vice President	2004 2003 2002	$ $ $	121,286 115,412 108,193	$ $	— 1,106 37,842		— — —	— — —	$ $ $	3,672 3,459 3,243

Clifford Frank Vice President	2004 2003 2002	$ $ $	140,425 137,000 133,532	$ $	— 1,106 47,030		— — —	— — —	$ $ $	4,246 4,110 3,321

Paul R. Hays President and Chief Executive Officer	2004 2003 2002	$ $ $	250,000 250,000 1,370	$ $	20,000 18,734 —	$	— 64,627 —	400,000 2,000,000 —	$ $	6,150 313 —

Serge Leterme Vice President	2004 2003 2002	$ $ $	165,736 148,253 137,648	$	— — 81,604	$	— — 14,063	— — —		— — —

B. Kent Luther Vice President	2004 2003	$ $	188,700 118,471		— —	$	— 56,149	100,000 —		$3,811 —

(1)	Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.
(2)	The 2002 amounts were pursuant to retention bonus agreements; the bonuses were paid in shares of Synbiotics common stock as follows: Mr. Butler—294,583 shares; Mr. Frank—366,105 shares; Dr. Leterme—635,250 shares.
(3)	Consists of relocation expenses paid on behalf of Messrs. Hays and Luther in 2003, and contractually scheduled forgiveness of a loan made to Dr. Leterme to defray relocation expenses.
(4)	Includes matching contributions made by us to Mr. Butler’s 401(k) account, Mr. Frank’s 401(k) account, Mr. Hays’s 401(k) account and Mr. Luther’s 401(k) account.

The following table contains information concerning the grant of stock options to the Named Executive Officers:

Option/SAR Grants in Last Fiscal Year

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/ SARs Granted (#)		% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date	5% ($)	10% ($)
Paul R. Hays	400,000	(1)	80.0%	$0.14	12/30/2014	$35,218	$89,250
B. Kent Luther	100,000	(2)	20.0%	$0.42	02/26/2014	$26,414	$66,937

(1)	The option becomes exercisable quarterly over a four-year period following the date of grant, which was December 30, 2004. The option has a maximum term of ten years, subject to earlier termination in the event of the optionee’s cessation of service with us.
(2)	The option becomes exercisable quarterly over a four-year period following the date of grant, which was February 26, 2004. The option has a maximum term of ten years, subject to earlier termination in the event of the optionee’s cessation of service with us.

The following table provides information, with respect to the Named Executive Officers, concerning the exercise of stock options during the last fiscal year and unexercised stock options held as of the end of the fiscal year:

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/ SARs at December 31, 2004(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/ SARs at December 31, 2004($) Exercisable/ Unexercisable
Paul R. Hays	—	$—	700,000	$42,000
			1,700,000	$74,000

B. Kent Luther	—	$—	18,750	—
			81,250	—

(1)	Value is defined as the market price of our common stock at fiscal year end less the exercise price. The closing sale price of our common stock at December 31, 2004, was $0.15.

We have not granted any stock appreciation rights (“SARs”).

Employment Contracts and Change-in-Control Arrangements

We entered into an employment agreement dated December 30, 2002 with Paul R. Hays. The employment agreement, which expires December 30, 2005, provided for salary at an initial rate of $250,000 per annum, and provided for the issuance, upon Mr. Hays’s relocation to San Diego, of options to purchase 1,600,000 shares of our common stock (at $0.08 per share). Mr. Hays’s current salary rate is $20,833 per month. The agreement also provides for the annual issuance, on December 30, 2003, 2004 and 2005, of options to purchase 400,000 shares of our common stock; the option price for each of the annual options will be determined by the fair market value of our common stock on December 30 of the year in which the options are granted. Mr. Hays may receive a bonus for the years ending December 31, 2003, 2004 and 2005 calculated as follows: four percent (4.0%) of the first $1,000,000 of EBITDA in excess of $2,000,000 plus six percent (6.0%) of EBITDA in excess of $3,000,000. EBITDA is defined as earnings before; interest, income taxes, depreciation, amortization and any settlements/awards resulting from litigation existing as of December 30, 2002. There was no bonus earned under this agreement by Mr. Hays in 2004. If Mr. Hays is terminated without cause within the first 18 months of the agreement, he will receive twelve months’ salary at his then base salary rate. If Mr. Hays is terminated without cause within the last 18 months of the agreement, he will receive six months’ salary at his then base salary rate. If Mr. Hays is terminated without cause at any time during the agreement due to a change in control of us, he will receive twelve months’ salary at his then base salary rate.

We entered into an employment agreement dated May 12, 2003 with B. Kent Luther. The employment agreement, which expires December 30, 2005, provided for salary at an initial rate of $185,000 per annum. Mr. Luther’s current salary rate is $16,033 per month. If Mr. Luther is terminated without cause, he will receive six months’ salary at his then base salary rate. If Mr. Luther is terminated (other than for cause) in connection with an acquisition of us, he will receive twelve months’ salary at his then base salary rate.

We entered into an employment agreement dated July 1, 2002 with Serge Leterme. The employment agreement provided for salary at an initial rate of 136,5000 euros per annum. Dr. Leterme’s current base salary rate is 11,375 euros per month (equivalent to $15,397 per month as of December 31, 2004). In addition, we have provided Dr. Leterme with a company car, for which we are bearing the leasing costs and reasonable expenses incurred by Dr. Leterme for business activities. If Dr. Leterme is terminated without cause, he will receive the greater of six months’ salary at his then base salary rate or the amount of legal severance in France.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Donelan, Hays and Hendy. Mr. Hays is our employee. None of our executive officers served during 2004 as a director or compensation committee member of any other company, where the other company had one of its executive officers on our board of directors or Compensation Committee.

Report on Executive Compensation

The Compensation Committee acts on behalf of our Board of Directors to establish our general compensation policy for all of our employees. The Compensation Committee typically reviews base salary levels on or about June 1 of each year, and reviews target bonuses for the Chief Executive Officer and other executive officers and employees at or about the beginning of each year. The Compensation Committee administers our incentive and equity plans, including the 2004 Stock Option/Stock Issuance Plan and the 1995 Stock Option/Stock Issuance Plan.

The following is a report by the Compensation Committee:

“General Compensation Policy

All policies, plans and actions of the Compensation Committee are formulated or taken with the goal of maximizing shareholder value by aligning the financial interests of the President (who is our senior executive officer) and the other executive officers with those of the Company’s shareholders. This is achieved through a combination of salary, short-term incentive compensation, including cash and stock bonuses, and long-term incentive compensation, including stock options. The Compensation Committee’s policy is to provide the

Company’s executive officers with compensation opportunities which are based upon their personal performance, the Company’s financial performance and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals.

Each executive officer’s compensation package is comprises one or more of the following:

•	base salary that is competitive with the market and reflects individual performance,

•	short-term incentive compensation, payable in cash or stock and tied to the Company’s achievement of annual performance goals, and

•	long term, stock-based incentive awards designed to strengthen the mutuality of interests between the Company’s executive officers and its shareholders.

Factors

Several of the more important factors which the Compensation Committee considered in establishing the components of each executive officer’s compensation package for the 2004 fiscal year are summarized below. Additional factors were also taken into account, and the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years. All compensation decisions will be designed to further the general compensation policy indicated above.

Base Salary

In setting base salaries, the Compensation Committee considered the following factors:

•	industry experience, knowledge and qualifications,

•	the salary levels in effect for comparable positions within the Company’s principal-industry marketplace competitors,

•	historical salary levels, and

•	internal comparability considerations.

The Compensation Committee did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent.

Each executive officer’s base salary is adjusted yearly on the basis of the factors described above, subject to floor levels in certain officers’ employment agreements.

Short-Term Incentive Compensation

Annual cash or stock bonuses are awarded to the extent that the Company meets financial objectives set by the Board of Directors at the beginning of each year. The amounts of the bonus payments, if any, are determined by the Compensation Committee, in its discretion. Mr. Hays was awarded a bonus of $20,000 in 2004 in lieu of a salary increase. No nominal bonuses were awarded to the other executive officers for 2004.

Long-Term Stock Based Incentive Compensation

The Compensation Committee believed that equity-based compensation in the form of stock options can, under appropriate conditions, link the interests of management and shareholders by focusing management on increasing shareholder value. The actual value of equity-based compensation depends entirely on appreciation of the Company’s common stock.

The Company’s employment agreement with Mr. Hays provided for the issuance, upon Mr. Hays’s relocation to San Diego, of options to purchase 1,600,000 shares of the Company’s common stock (at $0.08 per share). These options were granted on April 9, 2003. The agreement also provides for the annual issuance, on December 30, 2003, 2004 and 2005, of options to purchase 400,000 shares of the Company’s common stock; the option price for each of the annual options is determined by the fair market value of the Company’s common stock on December 30 of the year in which the options are granted. All of the options vest quarterly over four years from the date of grant. On February 26, 2004, the Company granted to Mr. Luther, its Vice President—Sales and Marketing, an option to purchase 100,000 shares of the Company’s common stock at $0.42 per share. The option vests quarterly over four years from the date of grant.

Although the Compensation Committee believed the performance of the Company and of the executive officers was satisfactory in 2004, the Compensation Committee’s view is that incentive compensation (above any contractual requirements) should be minimized until the Company’s turnaround is further along.

Chief Executive Officer Compensation

In setting the total compensation payable to Mr. Hays, who has served as the Company’s President since December 30, 2002, the Compensation Committee sought to be competitive with other companies in the industry. As described above under “Employment Contracts, Severance Agreements and Change in Control Agreements,” an employment agreement between the Company and Mr. Hays sets forth the terms and conditions, including minimum compensation, governing Mr. Hays’s employment. Other than as described above, Mr. Hays did not receive any other cash or stock compensation during 2004.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the 2004 fiscal year did not exceed the $1 million limit per officer. The Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for will exceed that limit. The Company’s 2004 Stock Option/Stock Issuance Plan and its 1995 Stock Option/Stock Issuance Plan have been structured so that any compensation deemed paid in connection with the exercise of option grants made under those plans with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Since it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision if the individual cash compensation of any executive officer ever approaches the $1 million level.

The Compensation Committee is of the opinion that the compensation packages provided to the Company’s President and the other executive officers reflect its goal of offering compensation that is fair to these officers and the Company’s shareholders alike by providing adequate base salaries together with substantial opportunity for personal financial growth which will parallel management’s ability to increase shareholder value. It is intended that the total economic advantage and opportunities provided to the executive officers will be at least equivalent to that provided by comparable corporations.

Thomas A. Donelan

Paul R. Hays

Christopher P. Hendy

Compensation Committee of the Board of Directors”

Stock Performance Graph

The graph below compares the cumulative total shareholder return on our common stock, which is currently traded on the over-the-counter market, from December 31, 2000 to December 31, 2004 with the cumulative total return on the Nasdaq Stock Market—U.S. Index and a self-constructed industry peer group index over the same period (assuming the investment of $100 in our common stock and in each of the other indices on December 31, 1999, and reinvestment of all dividends). The self-constructed industry peer group consists of Abaxis, Inc., Heska Corporation and IDEXX Laboratories, Inc.

The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

	Investment Value of December 31,
	2000	2001	2002	2003	2004
Synbiotics Corporation	$17	$9	$3	$12	$6
Nasdaq Stock Market—U.S. Index	128	86	54	125	44
Industry Peer Group Index	102	119	125	293	311

Compensation of Directors

Each of our outside directors currently receives an annual fee of $10,000 for their services. Employee directors do not receive any fees for attendance at meetings of the board of directors or committee meetings.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2004 regarding our compensation plans under which our equity securities are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	2,741,000	$0.43	5,466,450
Equity compensation plans not approved by security holders	—	n/a	—

Total	2,741,000	$0.43	5,466,450

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of each class of our voting stock as of March 21, 2005 of each of our directors, director nominees, 5% shareholders and the Named Executive Officers (as defined in “Executive Compensation and Other Information”), and of our directors and executive officers as a group. Except as noted, and except for the effect of applicable community-property laws, each person has sole investment and voting power over the shares shown. Percentages are calculated based on 45,738,152 shares of our common stock assumed outstanding (21,606,126 shares actually outstanding and 24,132,026 assumed outstanding upon conversion of the Series C preferred stock) and 3,100 shares of our Series C preferred stock outstanding as of March 21, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock:

Keith A. Butler(1) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	—	—

Thomas A. Donelan(1)(2)(4)(6) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	23,917,745	52.0%

Clifford Frank(1) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	366,105	*

Paul R. Hays(1)(3)(5) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	1,753,701	3.8%

Christopher P. Hendy(1)(2)(4)(6) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	24,253,723	52.7%

Serge Leterme, Ph.D.(1) c/o Synbiotics Europe 2 rue Alexander Fleming 69367 Lyon, Cedex 07, France	636,938	1.4%

B. Kent Luther c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	25,000	*

Redwood West Coast, LLC(1)(6) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	21,796,668	47.7%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jerry L. Ruyan(1)(2)(4)(6) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	25,553,187	55.9%

All executive officers and directors as a group (7 persons)(1)(2)(3)(4)(5)(6)	27,611,609	58.5%

Series C Preferred Stock:

Paul R. Hays(5) c/o Synbiotics Corporation 11011 Via Frontera San Diego, CA 92127	100	3.2%

Redwood West Coast, LLC(6) 9468 Montgomery Road Cincinnati, OH 45242	2,800	90.3%

Jerry L. Ruyan(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	2,900	93.5%

Thomas A. Donelan(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	2,900	93.5%

Christopher P. Hendy(4)(6)(7) c/o Redwood Holdings, LLC 9468 Montgomery Road Cincinnati, OH 45242	2,900	93.5%

All executive officers and directors as a group (7 persons)(4)(5)(6)(7)	3,000	96.8%

*	Less than one percent.
(1)	Excluding the effect of the assumed conversion of the Series C preferred stock, the percentage ownership of the common stock would be as follows: Mr. Butler—0.0%; Mr. Donelan—2.6%; Mr. Frank—1.7; Mr. Hays—7.8%; Mr. Hendy—4.2%; Dr. Leterme—2.9%; Mr. Luther—0.1%; Redwood West Coast, LLC—0.0%; Mr. Ruyan—17.4%; all executive officers and directors as a group (7 persons)—18.5%.
(2)	Includes 766,483 shares of common stock held by Redwood Holdings, LLC which were acquired pursuant to elections of Redwood West Coast, LLC to receive shares of common stock in lieu of cash dividends on our Series C Preferred Stock held by Redwood West Coast, LLC, as permitted by the Certificate of Determination of our Series C preferred stock. As required by its Operating Agreement, Redwood West Coast, LLC directed that the shares of Common Stock be issued directly to its members. Redwood Holdings, LLC received 766,483 shares of our common stock in these distributions. Redwood Holdings, LLC is the owner of record of the 766,483 shares of our common stock. In addition, Redwood Holdings, LLC is the record owner of 100 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 24.9% beneficial owner, Mr. Hendy is a 24.9% beneficial owner and Mr. Ruyan is a 49.8% beneficial owner of Redwood Holdings, LLC, which has sole voting and dispositive power with respect to the shares. Messrs. Donelan, Hendy and Ruyan, the natural persons who have voting and dispositive power with respect to these shares, disclaim beneficial ownership of these share, except to the extent of their direct pecuniary interest in Redwood Holdings, LLC.

(3)	Includes options to purchase our common stock which are exercisable on or before May 21, 2005 as follows: Mr. Hays—950,000 shares; Mr. Luther—25,000 shares.
(4)	Includes a warrant to purchase 250,000 shares of our common stock for $0.17 per share held by Remington Capital, LLC. The warrant is exercisable at any time, in whole or in part, through September 1, 2010. Remington Capital, LLC is indirectly owned 100% by Redwood Holdings, LLC. Mr. Donelan is a 24.9% beneficial owner, Mr. Hendy is a 24.9% beneficial owner and Mr. Ruyan is a 49.8% beneficial owner of Redwood Holdings, LLC. Messrs. Donelan, Hendy and Ruyan, the natural persons who have voting and dispositive power with respect to these shares, disclaim beneficial ownership of these share, except to the extent of their direct pecuniary interest in Redwood Holdings, LLC.
(5)	Mr. Hays is the owner of 100 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846.
(6)	Redwood West Coast, LLC is the record owner of 2,800 shares of Series C preferred stock of Synbiotics Corporation. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 17.7572% owner of Redwood West Coast, LLC—owning 16.7581% individually and 0.9991% through Redwood Holdings, LLC (Mr. Donelan is a 24.9% owner of Redwood Holdings, LLC). Mr. Hendy is a 20.0038% owner of Redwood West Coast, LLC—owning 19.0347% individually and 0.9991% through Redwood Holdings, LLC (Mr. Hendy is a 24.9% owner of Redwood Holdings, LLC). Mr. Ruyan is a 56.0053% owner of Redwood West Coast, LLC—owning 54.0071% individually and 1.9982% through Redwood Holdings, LLC (Mr. Ruyan is a 49.8% owner of Redwood Holdings, LLC). In addition, Messrs. Donelan, Hendy and Ruyan serve on the Management Committee of Redwood West Coast, LLC, which has sole voting and dispositive power with respect to the shares. Messrs. Donelan, Hendy and Ruyan, the natural persons who have voting and dispositive power with respect to these shares, disclaim beneficial ownership of the shares reflected above, except to the extent of their direct and indirect pecuniary interests in Redwood West Coast, LLC.
(7)	Includes 100 shares of Series C preferred stock of Synbiotics Corporation owned by Redwood Holdings, LLC. The shares are convertible at any time into such number of shares of common stock determined by dividing each share of Series C preferred stock, valued at $1,000, by the conversion price—initially set at $0.12846. Mr. Donelan is a 24.9% owner of Redwood Holdings, LLC, Mr. Hendy is a 24.9% owner of Redwood Holdings, LLC, and Mr. Ruyan is a 49.8% owner of Redwood Holdings, LLC. Messrs. Donelan, Hendy and Ruyan, the natural persons who have voting and dispositive power with respect to these shares, disclaim beneficial ownership of the shares reflected above, except to the extent of their direct pecuniary interests in Redwood Holdings, LLC.

Item 13.    Certain Relationships and Related Transactions

We pay Redwood Holdings, LLC, for being our majority shareholder, a monthly fee of $15,000 for as long as it indirectly holds at least 50% of our voting stock.

In addition, Remington Capital, LLC is the holder of a secured with a balance at December 31, 2004 of $3,809,000. The note bears interest at the fixed rate of 7.75%, and is payable in blended monthly installments of principal and interest, from September 25, 2004 to August 25, 2014, of $46,000, and is secured by all of the our assets. Remington Capital, LLC, is indirectly owned 100% by Redwood Holdings, LLC. Messrs. Donelan, Hendy and Ruyan own 99.6% of Redwood Holdings, LLC.

Item 14.    Principal Accountant Fees and Services

Audit Fees

Audit fees billed to us by Levitz, Zacks & Ciceric for the audit of our consolidated financial statements included in our Annual Report on Form 10-K, and the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, for the years 2004 and 2003, totaled $70,581, and $83,679 for 2004 and 2003, respectively.

Audit-Related Fees

Audit-related fees billed to us by Levitz, Zacks & Ciceric totaled $11,466 and $23,775 in 2004 and 2003, respectively. Audit-related services were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements (for example, consultations regarding the appropriate accounting treatment for certain transactions, and for consultations regarding the appropriate application of certain accounting standards), but are not reported under “Audit Fees” above.

Tax Fees

Tax fees billed to us by Levitz, Zacks & Ciceric for professional services rendered for tax compliance, tax advice and tax planning (for example, preparation and filing of our Federal and state income tax returns) totaled $18,343 and $32,918 in 2004 and 2003, respectively.

All Other Fees

There were no other fees billed to us by Levitz, Zacks & Ciceric with respect to the years 2004 and 2003.

Our Audit Committee approves all audit and non-audit services provided by our independent accounts prior to the accountant being engaged by us to perform such services, and our Audit Committee approved 100% of the services provided in the Audit-Related Fees and Tax Fees captions above. The Audit Committee has considered and believes that the provision of these non-audit services to us by Levitz, Zacks & Ciceric was compatible with maintaining Levitz, Zacks & Ciceric’s independence.

PART IV

Item 15.    Exhibits, Financial Statement Schedules

(a)	List of documents filed as a part of this report:

1.	Financial Statements

Reference is made to the Index to Financial Statements under Item 8 in Part II hereof where these documents are listed.

2.	Financial Statement Schedules

Reference is made to the Index to Financial Statements under Item 8 in Part II hereof where these documents are listed. All schedules not listed in the Index to Financial Statements under item 8 in Part II are inapplicable or the required information is included in the consolidated financial statements or notes thereto.

3.	Exhibits

Exhibits marked with an asterisk have not been attached to this Annual Report on Form 10-K, but instead have been incorporated by reference to other documents filed by us with the Securities and Exchange Commission. We will furnish a copy of any one or more of these exhibits to any shareholder who so requests.

Exhibit	Title	Method of Filing
2.11*	Stock Purchase Agreement between the Registrant and Redwood West Coast, LLC, dated January 25, 2002.	Incorporated herein by reference to Exhibit 2.11 to the Registrant’s Current Report on Form 8-K dated January 25,2002.

3.1*	Articles of Incorporation, as amended.	Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 1996.

3.1.1*	Certificate of Amendment of Articles of Incorporation, filed August 4, 1998.	Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998.

3.1.2*	Certificate of Amendment of Articles of Incorporation, filed September 23, 2002.	Incorporated herein by reference to Exhibit 3.1.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

3.2*	Bylaws, as amended.	Incorporated herein by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

4.1*	Certificate of Determination of Series A Junior Participating Preferred Stock filed October 13, 1998.	Incorporated herein by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 1998.

4.2*	Rights Agreement, dated as of October 1, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C., which includes the form of Certificate of Determination for the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C.	Incorporated herein by reference to the Registrant’s Form 8-A filed October 7, 1998.

Exhibit	Title	Method of Filing

4.2.1*	Amendment to Rights Agreement between the Registrant and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), dated as of January 25, 2002.	Incorporated herein by reference to Exhibit 1 to the Registrant’s Form 8-A/A filed January 28, 2002.

4.4*	Credit Agreement by and between the Registrant and Comerica Bank—California, dated April 12, 2000.	Incorporated herein by reference to Exhibit 4.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

4.4.1*	First Amendment to Credit Agreement by and between the Registrant and Comerica Bank—California, dated April 18, 2000.	Incorporated herein by reference to Exhibit 4.4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

4.4.2*	Second Amendment to Credit Agreement by and between the Registrant and Comerica Bank—California, dated November 14, 2000.	Incorporated herein by reference to Exhibit 4.4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2000.

4.4.3*	Third Amendment to Credit Agreement and Loan Documents and Waiver of Defaults by and between the Registrant and Comerica Bank—California, dated January 25, 2002.	Incorporated herein by reference to Exhibit 4.4.3 to the Registrant’s Current Report on Form 8-K dated January 25, 2002.

4.4.5*	Letter Agreement between Comerica Bank—California and the Registrant, dated September 4, 2003.	Incorporated herein by reference to Exhibit 4.4.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

4.4.6*	Fourth Amendment to Credit Agreement and Loan Documents and Waiver of Defaults between the Registrant and Comerica Bank (and Remington Capital, LLC), dated as of September 1, 2004.	Incorporated herein by reference to Exhibit 4.4.6 to the Registrant’s Current Report on Form 8-K dated September 27, 2004.

4.4.7*	Promissory Note from the Registrant to Comerica Bank, dated September 1, 2004.	Incorporated herein by reference to Exhibit 4.4.7 to the Registrant’s Current Report on Form 8-K dated September 27, 2004.

4.4.8*	Promissory Note from the Registrant to Remington Capital, LLC, dated September 1, 2004.	Incorporated herein by reference to Exhibit 4.4.8 to the Registrant’s Current Report on Form 8-K dated September 27, 2004.

4.4.9*	Subordination Agreement dated as of September 1, 2004 between Comerica Bank and Remington Capital, LLC, and approved by the Registrant.	Incorporated herein by reference to Exhibit 4.4.9 to the Registrant’s Current Report on Form 8-K dated September 27, 2004.

4.6*	Certificate of Determination of Preferences of Series C Preferred Stock, filed October 31, 2002.	Incorporated herein by reference to Exhibit 4.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

10.1*	Lease of Premises by Registrant located at 11011 Via Frontera, San Diego, California, dated as of June 27, 2002.	Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

10.10*†	Employment Contract between Synbiotics Europe, SAS, the Registrant and Serge Leterme, dated July 1, 2002.	Incorporated herein by reference to Exhibit 10.10 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002.

Exhibit	Title	Method of Filing

10.34.1*	Renewal and Amendment of Lease of Premises located at 16420 Via Esprillo, San Diego, California, dated as of November 1, 2000.	Incorporated herein by reference to Exhibit 10.34.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

10.50*†	1995 Stock Option/Stock Issuance Plan, as amended, including Form of Notice of Stock Option Grant/Stock Option Agreement.	Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8, Registration No. 333-76298, dated January 4, 2002.

10.69*#	Settlement Agreement, Stipulation to Settlement Order Under Seal, Release and License Between Barnes-Jewish Hospital and the Registrant, dated as of July 28, 1998.	Incorporated herein by reference to Exhibit 10.70 to the Registrant’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998.

10.75*	Warrant Agreement between the Registrant and Comerica Bank, dated as of December 1, 2000.	Incorporated herein by reference to Exhibit 10.75 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2000.

10.89*†	Employment Agreement by and between the Registrant and Paul Richard Hays, dated as of December 30, 2002.	Incorporated herein by reference to Exhibit 10.89 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002.

10.90*#	Settlement Agreement and Mutual Release of Claims by and between the Registrant and Heska Corporation, dated March 28, 2003.	Incorporated herein by reference to Exhibit 10.90 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

10.91*#	License Agreement by and between the Registrant and Heska Corporation, dated March 28, 2003.	Incorporated herein by reference to Exhibit 10.91 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

10.92*#	License Agreement by and between the Registrant and Heska Corporation, dated March 28, 2003.	Incorporated herein by reference to Exhibit 10.92 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

10.93*	Consent Judgment and Injunction, dated April 22, 2003.	Incorporated herein by reference to Exhibit 10.93 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

10.94*†	Employment Agreement by and between the Registrant and Brian Kent Luther, dated as of May 12, 2003.	Incorporated herein by reference to Exhibit 10.94 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

10.95*#	Contract Development and Manufacturing Agreement, dated June 16, 2003.	Incorporated herein by reference to Exhibit 10.95 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

10.96*#	Settlement Agreement and Mutual Release of Claims by and between the Registrant and Agen Biomedical Limited and their affiliates, dated as of June 25, 2004.	Incorporated herein by reference to Exhibit 10.96 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Exhibit	Title	Method of Filing

10.97*	Series C Purchase Agreement among the Registrant and Redwood Holdings, LLC, Paul Hays and Fintan and Janice Molloy, dated September 2, 2004.	Incorporated herein by reference to Exhibit 10.97 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

10.98*	Framework Agreement among Comerica Bank, Remington Capital, LLC and the Registrant, dated September 23, 2004.	Incorporated herein by reference to Exhibit 10.98 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

10.99*	Warrant to Purchase Stock, in favor of Comerica Bank, dated as of September 1, 2004.	Incorporated herein by reference to Exhibit 10.99 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

10.100*	Warrant to Purchase Stock, in favor of Remington Capital, LLC, dated as of September 1, 2004.	Incorporated herein by reference to Exhibit 10.100 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

10.101*†	Synbiotics Corporation 2004 Cash Bonus Plans Available To Corporate Officers, effective February 4, 2004.	Incorporated herein by reference to Exhibit 10.101 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

10.102*†	2004 Stock Option/Stock Issuance Plan.	Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8, Registration No. 333-119769, dated October 15, 2004.

10.103*†	Form of Notice of Grant of Stock Option/Stock Option Agreement.	Incorporated herein by reference to Exhibit 99.2 to the Registrant’s Registration Statement on Form S-8, Registration No. 333-119769, dated October 15, 2004.

10.104	Escrow Agreement among Kendro Laboratory Products PLC and Cryonix, a division thereof, Agen Biomedical Limited (“Agen”) and the Registrant, effective October 5, 2004.	Filed herewith.

10.105†	Synbiotics Corporation 2005 Cash Bonus Plans Available To Corporate Officers, effective March 17, 2005.	Filed herewith.

21	List of Subsidiaries.	Filed herewith.

23.1	Consent of Independent Auditors.	Filed herewith.

31.1	Certification Under Section 302 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(a).	Filed herewith.

31.2	Certification Under Section 302 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(a).	Filed herewith.

32	Certification Under Section 906 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(b).	Filed herewith.

*	Incorporated by reference.
†	Management contract or compensatory plan or arrangement.
#	Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to an Application Requesting Confidential Treatment under Rule 12b-24 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 1, 2005	SYNBIOTICS CORPORATION

	By	/s/ KEITH A. BUTLER
Keith A. Butler
Vice President—Finance

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PAUL R. HAYS Paul R. Hays	Chief Executive Officer, President and Director (Principal Executive Officer)	August 1, 2005

/s/ KEITH A. BUTLER Keith A. Butler	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	August 1, 2005

/s/ THOMAS J. DONELAN Thomas J. Donelan	Director	August 1, 2005

/s/ CHRISTOPHER P. HENDY Christopher P. Hendy	Director	August 1, 2005

Exhibit B

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 0-11303

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

California	95-3737816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of August 15, 2005, there were 33,822,033 shares of our common stock outstanding.

SYNBIOTICS CORPORATION

PART I—FINANCIAL INFORMATION

Item 1.	Financial Statements

Synbiotics Corporation

Condensed Consolidated Balance Sheet

	June 30, 2005	December 31, 2004
	(unaudited)	(audited)
Assets
Current assets:
Cash and equivalents	$509,000	$792,000
Accounts receivable	2,679,000	2,574,000
Inventories	6,418,000	6,208,000
Other current assets	752,000	1,424,000

	10,358,000	10,998,000

Property and equipment, net	1,058,000	979,000
Goodwill	1,397,000	1,397,000
Intangibles, net	1,499,000	1,851,000
Other assets	221,000	297,000

	$14,533,000	$15,522,000

Liabilities and Shareholders Equity
Current liabilities:
Accounts payable and accrued expenses	$4,503,000	$4,557,000
Current portion of long-term debt	535,000	546,000
Other current liabilities	993,000	952,000

	6,031,000	6,055,000

Long-term debt	3,636,000	3,835,000
Other liabilities	1,370,000	1,313,000

	5,006,000	5,148,000

Shareholders’ equity:
Series C preferred stock, $1,000 liquidation preference per share (aggregating $1,531,000 and $3,100,000 at June 30, 2005 and December 31, 2004), 4,000 shares authorized, 1,531 and 3,100 shares issued and outstanding at June 30, 2005 and December 31, 2004	1,445,000	2,904,000
Common stock, no par value, 70,000,000 shares authorized, 33,822,000 and 21,154,000 shares issued and outstanding at June 30, 2005 and December 31, 2004	48,153,000	46,636,000
Common stock warrants	1,110,000	1,110,000
Accumulated other comprehensive loss	(496,000)	(218,000)
Accumulated deficit	(46,716,000)	(46,113,000)

Total shareholders’ equity	3,496,000	4,319,000

	$14,533,000	$15,522,000

See accompanying notes to condensed consolidated financial statements.

1

Synbiotics Corporation

Condensed Consolidated Statement of Operations and Comprehensive (Loss) Income (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues:
Net sales	$5,259,000	$4,560,000	$10,234,000	$9,691,000
Royalties	80,000	168,000	177,000	215,000

	5,339,000	4,728,000	10,411,000	9,906,000

Operating expenses:
Cost of sales	2,664,000	2,006,000	4,665,000	4,454,000
Research and development	364,000	316,000	754,000	739,000
Selling and marketing	1,267,000	1,025,000	2,551,000	2,138,000
General and administrative	1,517,000	1,727,000	2,715,000	3,304,000
Patent litigation settlement		(850,000)		(850,000)

	5,812,000	4,224,000	10,685,000	9,785,000

(Loss) income from operations	(473,000)	504,000	(274,000)	121,000

Other income (expense):
Interest, net	(131,000)	(147,000)	(262,000)	(257,000)

(Loss) income before income taxes	(604,000)	357,000	(536,000)	(136,000)
Provision for income taxes			9,000	2,000

Net (loss) income	(604,000)	357,000	(545,000)	(138,000)
Translation adjustment	(157,000)	(23,000)	(278,000)	(110,000)

Comprehensive (loss) income	$(761,000)	$334,000	$(823,000)	$(248,000)

Net (loss) income available to common shareholders	$(633,000)	$304,000	$(631,000)	$(243,000)

Basic net (loss) income per share	$(0.02)	$0.01	$(0.02)	$(0.01)

Diluted net (loss) income per share	$(0.02)	$0.01	$(0.02)	$(0.01)

See accompanying notes to condensed consolidated financial statements.

2

Synbiotics Corporation

Condensed Consolidated Statement of Cash Flows (unaudited)

	Six Months Ended June 30,
	2005	2004
Cash flows from operating activities:
Net (loss)	$(545,000)	$(138,000)
Adjustments to reconcile net (loss) to net cash (used for) provided by operating activities:
Depreciation and amortization	534,000	576,000
Receivable from patent litigation settlement		(425,000)
Changes in assets and liabilities:
Accounts receivable	(224,000)	102,000
Inventories	(366,000)	(705,000)
Other assets	34,000	(131,000)
Accounts payable and accrued expenses	250,000	645,000
Other liabilities	97,000	87,000

Net cash (used for) provided by operating activities	(220,000)	11,000

Cash flows from investing activities:
Acquisition of property and equipment	(361,000)	(83,000)
Receipts from notes receivable	550,000	116,000

Net cash provided by investing activities	189,000	33,000

Cash flows from financing activities:
Payments of long-term debt	(210,000)	(256,000)

Net cash (used for) financing activities	(210,000)	(256,000)

Net (decrease) in cash and equivalents	(241,000)	(212,000)
Effect of exchange rates on cash	(42,000)	(25,000)
Cash and equivalents—beginning of period	792,000	1,045,000

Cash and equivalents—end of period	$509,000	$808,000

See accompanying notes to condensed consolidated financial statements.

3

SYNBIOTICS CORPORATION

Notes to Condensed Consolidated Financial Statements (unaudited)

Note 1—Interim Financial Statements:

The accompanying condensed consolidated balance sheet as of June 30, 2005 and the condensed consolidated statements of operations and comprehensive income (loss) and of cash flows for the three and six months ended June 30, 2005 and 2004 have been prepared by Synbiotics Corporation (the “Company”) and have not been audited. The condensed consolidated financial statements of the Company include the accounts of its wholly-owned subsidiary Synbiotics Europe SAS (“SBIO-E”). All significant intercompany transactions and accounts have been eliminated in consolidation. These financial statements, in the opinion of management, include all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the financial position, results of operations and cash flows for all periods presented. The financial statements should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2004. Interim operating results are not necessarily indicative of operating results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Going Concern:

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $545,000 and $647,000 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively, and had an accumulated deficit of $46,716,000 as of June 30, 2005.

The Company has a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006. These contractual obligations are unsecured and are recorded at their accreted value in the accompanying consolidated balance sheet under other current liabilities and other liabilities. The Company’s cash position is not sufficient to fund its operations and service its secured debt for the next twelve months if it also paid the $1,000,000 contractual obligation when it became due in July 2005. The Company did not make the payment when it came due, and the $1,500,000 due in July 2006 became immediately due, and the entire $2,500,000 will began bearing interest at 10.5%. The remaining unaccreted portion of the 2006 contractual obligation totaling $130,000 will be charged to interest expense in July 2005. The Company is in the process of renegotiating this unsecured debt; however, there can be no assurance that any such renegotiation will be successful.

These factors raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

4

SYNBIOTICS CORPORATION

Notes to Condensed Consolidated Financial Statements (unaudited)—(Continued)

Note 3—Inventories:

Inventories consist of the following:

	June 30, 2005	December 31, 2004
	(unaudited)	(audited)
Raw materials	$3,279,000	$3,125,000
Work in process	428,000	357,000
Finished goods	2,711,000	2,726,000

	$6,418,000	$6,208,000

Note 4—Goodwill and Other Intangible Assets:

The Company has allocated all of its goodwill to its only reporting unit, which is also its only reportable segment (Note 8). There were no changes in the carrying amount of goodwill from December 31, 2003 to June 30, 2005.

Other intangible assets were as follows:

	June 30, 2005		December 31, 2004
	Gross Carrying Value	Accumulated Amortization	Gross Carrying Value	Accumulated Amortization
	(unaudited)		(audited)
Patents	$4,949,000	$3,641,000	$5,423,000	$3,685,000
Licenses	718,000	527,000	618,000	505,000

	$5,667,000	$4,168,000	$6,041,000	$4,190,000

The weighted-average amortization periods for patents and licenses are 9 years and 10 years, respectively, and the weighted-average amortization period for total intangible assets is 9 years. Annual pretax amortization for other intangibles over the next five years (including the remaining six months of 2005) is estimated to be as follows:

2005	$320,000
2006	629,000
2007	522,000
2008	89,000
2009	45,000

$1,605,000

Note 5—Preferred Stock and Preferred Stock Dividends:

On April 6, 2005, Redwood West Coast, LLC (“Redwood”) converted 1,569 shares of the Company’s Series C preferred stock into 12,216,000 shares of the Company’s common stock.

On March 1, 2005, the Company declared a dividend on the Series C preferred stock, in the form of common stock with a value totaling $58,000, for dividends accrued and payable as of January 31, 2005. Redwood, the majority holder of the Series C preferred stock, as permitted by the Certificate of Determination of

5

SYNBIOTICS CORPORATION

Notes to Condensed Consolidated Financial Statements (unaudited)—(Continued)

the Series C preferred stock, elected for the holders of Series C preferred stock to receive a dividend in the form of shares of the Company’s common stock in lieu of the cash dividends. As a result, the Company issued 452,000 shares of the Company’s common stock on March 2, 2005.

Note 6—(Loss) Income per Share:

The following is a reconciliation of net (loss) income and share amounts used in the computations of (loss) income per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Basic net (loss) income used:
Net (loss) income	$(604,000)	$357,000	$(545,000)	$(138,000)
Less cumulative preferred stock dividends	(29,000)	(53,000)	(86,000)	(105,000)

Net (loss) income used in computing basic net (loss) income per share	$(633,000)	$304,000	$(631,000)	$(243,000)

Diluted net (loss) income used:
Net (loss) income used in computing basic (loss) income	$(633,000)	$304,000	$(631,000)	$(243,000)
Add cumulative preferred stock dividends		53,000

Net (loss) income used in computing diluted net (loss) income per share	$(633,000)	$357,000	$(631,000)	$(243,000)

Shares used:
Weighted average common shares outstanding used in computing basic (loss) income per share	27,714,000	20,378,000	25,527,000	20,261,000
Weighted average options and warrants to purchase common stock as determined by the treasury method		1,054,000
Weighted average common shares issuable upon conversion of preferred stock as determined by the if-converted method		21,797,000

Shares used in computing diluted (loss) income per share	27,714,000	43,229,000	25,527,000	20,261,000

Weighted average options and warrants to purchase common stock as determined by the application of the treasury method and weighted average shares of common stock issuable upon conversion of the Series C preferred stock as determined by the if-converted method totaling 15,763,000 and 996,000 shares for the three months ended June 30, 2005 and 2004, respectively, and totaling 21,870,000 and 23,664,000 shares for the six months ended June 30, 2005 and 2004, respectively, have been excluded from the shares used in computing diluted net (loss) income per share as their effect is anti-dilutive.

6

SYNBIOTICS CORPORATION

Notes to Condensed Consolidated Financial Statements (unaudited)—(Continued)

Note 7—Income Taxes:

The Company’s provision for income taxes for the six months ended June 30, 2005 and 2004, is less than the amount expected by applying the Federal statutory rate to income before income taxes, resulting from the Company’s net operating loss for the period, and the corresponding change in the Company’s valuation allowance for deferred tax assets.

Note 8—Segment Information and Significant Customers:

The Company has determined that it has only one reportable segment based on the fact that all of its net sales are from its animal health products. Although the Company sells diagnostic and instrument products, it does not base its business decision making on a product category basis.

The following are revenues for the Company’s diagnostic and instrument products:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Diagnostics	$4,876,000	$4,156,000	$9,478,000	$8,872,000
Instruments	383,000	404,000	756,000	819,000
Other revenues	80,000	168,000	177,000	215,000

	$5,339,000	$4,728,000	$10,411,000	$9,906,000

The following are revenues and long-lived assets information by geographic area:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
United States	$3,186,000	$2,788,000	$6,082,000	$5,735,000
France	567,000	511,000	1,290,000	1,224,000
Other foreign countries	1,586,000	1,429,000	3,039,000	2,947,000

	$5,339,000	$4,728,000	$10,411,000	$9,906,000

	June 30, 2005	December 31, 2004
	(unaudited)	(audited)
Long-lived assets:
United States	$2,449,000	$2,574,000
France	1,726,000	1,950,000

	$4,175,000	$4,524,000

Sales to one customer totaled 10% of total revenues during the three months ended June 30, 2005. There were no sales to any one customer that totaled 10% or more of total revenues during the three months ended June 30, 2004 and the six months ended June 30, 2005 and 2004.

7

SYNBIOTICS CORPORATION

Notes to Condensed Consolidated Financial Statements (unaudited)—(Continued)

Note 9—Stock-Based Compensation:

The Company measures its stock-based employee compensation using the intrinsic value method. The following disclosures present as reported amounts, utilizing the intrinsic value method, and pro forma amounts, after applying the fair value method, related to stock-based awards made to employees that were outstanding as of June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net (loss) income:
As reported	$(604,000)	$357,000	$(545,000)	$(138,000)

Pro forma	$(621,000)	$342,000	$(578,000)	$(169,000)

Basic net (loss) income per share:
As reported	$(0.02)	$0.01	$(0.02)	$(0.01)

Pro forma	$(0.02)	$0.01	$(0.03)	$(0.01)

Diluted net (loss) income per share:
As reported	$(0.02)	$0.01	$(0.02)	$(0.01)

Pro forma	$(0.02)	$0.01	$(0.03)	$(0.01)

Stock-based employee compensation:
As reported	$	$	$	$

Pro forma	$17,000	$15,000	$33,000	$31,000

8

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information contained in this Management’s Discussion and Analysis of Financial Condition and Results of Operations and elsewhere in this Quarterly Report on Form 10-Q contains both historical financial information and forward-looking statements. Forward-looking statements are characterized by words such as “intend”, “plan”, “believe”, “will”, “would”, etc. Historical financial information may not be indicative of future financial performance. In fact, future financial performance may be materially different than the historical financial information presented herein. Moreover, the forward-looking statements about future business or future results of operations are subject to significant uncertainties and risks, including those detailed under the caption “Certain Risk Factors”, which could cause actual future results to differ materially from what is suggested by the forward-looking information.

Overview

We are still working to recover from the effects of our cash crisis in 2002. Our total revenues and net sales have been declining annually since 2000, although they were essentially flat in 2004 from 2003. We believe that our operations have stabilized and that, with continued attention to steady and careful execution of our turnaround business plan, we can increase shareholder value.

Our main challenge in 2005 will be to resolve our unsecured contractual obligations of $1,000,000 due in July 2005 and $1,500,000 due in July 2006, both to the same unrelated third party. We cannot afford to make these payments as scheduled. We missed the July 2005 payment, and the entire obligation was accelerated and began bearing interest at 10.5%. The remaining unaccreted portion of the 2006 contractual obligation totaling $130,000 was charged to interest expense in July 2005. We are currently in negotiations to restructure these obligations.

In September 2004, we successfully resolved a similar situation, where we were unable to pay at maturity (January 25, 2004) the remaining $4,804,000 principal amount of our loan from Comerica Bank. The resolution involved extension and amendment of the loan terms and the sale by Comerica of most of the loan to a company affiliated with Redwood West Coast, LLC, our majority shareholder.

Our auditors’ report on our 2004 financial statements contains a going-concern explanatory paragraph—a statement that there is substantial doubt about our ability to continue as a going concern.

The profitability of our canine heartworm diagnostic products has diminished due to competition from new entrants to the in-clinic canine heartworm diagnostics market, Heska and Agen. We believe their products infringed our U.S. patent in this area, and we separately sued them for patent infringement. Although we incurred significant litigation costs, the final settlements of these cases in 2003 and 2004 did not include barring their products from the market. Agen’s U.S. distributor appears to be following a price-cutting strategy, so this new competition is adversely affecting both our market share and our average selling price. In any event, our U.S. patent in this area expires in December 2005, and after then we would be unable to prevent any further additional competitors from entering this market.

We believe our results in 2005 and thereafter will benefit if we can avoid the heavy patent litigation expense we experienced in 2002, 2003 and, particularly, 2004. We currently are not involved in any litigation.

On April 19, 2005, we announced that we will seek shareholder approval for us to “go private.” Specifically, we are proposing a 1-for-2,000 reverse split of our common stock, with a payment in lieu of issuing fractional shares, followed by a 2,000-for-1 forward split of our common stock. The cash payment in lieu of fractional shares will be at the rate of $0.13 per pre-reverse-split share traceable to the fractional shares.

The purpose of the proposal is to reduce the number of our shareholders of record to below 300. This, in turn, will enable us under the applicable legal standards to elect to deregister our securities under the Securities

9

Exchange Act of 1934 (the “1934 Act”), thereby “going private.” We would deregister as soon as possible, in order to (i) eliminate the costs associated with preparing and filing documents under the 1934 Act with the U.S. Securities and Exchange Commission, (ii) eliminate or reduce the costs and other burdens associated with being a 1934 Act registrant, including the costs of complying with Section 404 of the Sarbanes-Oxley Act of 2002 as to internal control over financial reporting, (iii) avoid the requirement of regular mandatory disclosure of financial information and management analyses, to the public but also to our competitors and commercial counterparties, even when such disclosure would be adverse to an objective of ours, (iv) reduce the costs of administering shareholder accounts and responding to shareholder requests, (v) provide liquidity to shareholders holding less than 2,000 pre-reverse-split shares of common stock, and (vi) provide greater flexibility in the management and governance of us. We believe the cost savings associated with “going private” would be a minimum of $245,000 in the first full year alone.

In order to finance the cash payment in lieu of fractional shares and defray some of the other expenses of the “going private” transaction, we have entered into an agreement to sell 180 newly issued and unregistered shares of Series C preferred stock to Redwood Holdings, LLC for $180,000 cash. Redwood Holdings, LLC is an affiliate of our controlling shareholder, Redwood West Coast, LLC, and our directors Thomas A. Donelan and Christopher P. Hendy. Any such sale of Series C preferred stock is contingent upon the shareholder approval of the proposed transaction. This equity investment to maintain cash levels is required by our lender Comerica Bank as a condition to its waiver of our covenant not to repurchase common stock.

Results of Operations

Our net sales for the second quarter of 2005 increased by $699,000 or 15% over the second quarter of 2004. The increase reflects an increase in our diagnostic product sales of $720,000 and a decrease in our instrument product sales of $21,000, and also reflects a 4% increase in the value of the euro versus the U.S. dollar which affects the consolidation of SBIO-E and itself added $88,000 to our second quarter 2005 revenues. Our net sales for the six months ended June 30, 2005 increased by $543,000 or 6% over the six months ended June 30, 2004. The increase reflects an increase in our diagnostic product sales of $606,000 and a decrease in our instrument product sales of $63,000, and also reflects a 5% increase in the value of the euro versus the U.S. dollar which affects the consolidation of SBIO-E and itself added $179,000 to our 2005 revenues. The increase in sales of our diagnostic products for the quarter and six month periods are due primarily to: 1) increased sales of tuberculin products of $368,000 and $275,000, respectively, resulting from the timing of contractual deliveries; 2) increased sales of Witness® products of $215,000 and $151,000, respectively, resulting from the fact that Witness® feline leukemia and Witness® canine parvovirus products were available for sale in the 2005 periods and not in the 2004 periods (only our Witness® canine heartworm product was available for sale in the 2004 periods); 3) increased sales of poultry products of $52,000 and $199,000, respectively; 4) decreased rebates of $50,000 and $116,000, respectively, resulting from the January 1, 2005 discontinuation our rebate program; and 5) a general price increase in December 2004.

It should also be considered that our sales in 2005 have been negatively impacted due to the fact that in December 2004, one of our distributor customers placed an order totaling $546,000, which was shipped and invoiced in December 2004. The order represented approximately 50% of the customer’s prior twelve months purchases. We believed, at the time the order was placed, that due to the size of the order, the customer would not be placing any significant orders with us during the first half of 2005. In fact, sales to this customer in the first half of 2005 were only $277,000 as compared to $794,000 in the first half of 2004. Because the heartworm selling season straddles December and the first part of the next year, our year-to-year periodic results often vary as a result of such timing differences.

Agen Biomedical Ltd. (“Agen”), which entered the US. canine heartworm diagnostic market in the fourth quarter of 2003, is currently distributing its products in the U.S. through Vedco, a co-operative buying group. Several of the member-owners of this buying group also distribute our canine heartworm and other products, but have decided to promote Agen’s canine heartworm product instead of ours. Additionally, Agen’s distributors

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marketed the canine heartworm product with a price which is significantly less than previously established prices in this market. As a result, we have been forced to compete on price and our average selling prices for our Witness® canine heartworm product during the second quarter of 2005 and the six months ended June 30, 2005 were 5% less than during the 2004 periods. We do not believe that this price erosion will be easily reversed, especially after our U.S. canine heartworm detection patent expires in late 2005.

We recognize revenue from product sales when title and risk of loss transfers to our customer, which is generally upon shipment. Amounts we charge to our customers for shipping and handling are included in our net sales. From time to time, we provide promotional discounts and rebates to certain of our distributors. Based upon the structure of these rebate programs and our past history, we are able to accurately estimate the amount of rebates at the time of sale. These rebates are recorded as a reduction of our net sales. We recognize license fee revenue ratably over the license term when we have further performance obligations to our licensee. In the event that we have no further performance obligations to our licensee, we recognize license fee revenue upon receipt.

Our cost of sales as a percentage of our net sales was 51% during the second quarter of 2005 as compared to 44% during the second quarter of 2004. The increase is due to an increase in the sales of products which are manufactured for us, and which carry lower gross margins, as opposed to products we manufacture. A significant portion of our manufacturing costs are fixed. Among our major products, our DiroCHEK® canine heartworm diagnostic products are manufactured at our facilities, whereas our WITNESS® in-clinic canine heartworm, feline leukemia, and canine parvovirus diagnostic products and our SCA 2000™ instrument products are manufactured by third parties. We manufacture the key biological materials contained in our WITNESS® canine heartworm, feline leukemia and canine parvovirus diagnostic products. In addition to affecting our gross margins, outsourcing of manufacturing renders us relatively more dependent on the third-party manufacturers. Our cost of sales as a percentage of our net sales was 46% during the six months ended June 30, 2005 and 2004.

Our research and development expenses increased by $48,000 or 15% during the second quarter of 2005 as compared to the second quarter of 2004. The increase is a result of an increase of $23,000 in laboratory supplies, increased consulting costs of $16,000, increased payroll costs of $14,000 (resulting from salary and insurance increases) and $7,000 directly reflecting an increase in the value of the euro versus the U.S. dollar over the first quarter of 2004 of 4% (affecting the consolidation of SBIO-E), offset by a $12,000 decrease in research and development expenses contracted by us from a third party. Our research and development expenses increased by $15,000 or 2% during the six months ended June 30, 2005 as compared to the six months ended June 30, 2004. The increase is a result of an increase of $28,000 in laboratory supplies, increased consulting costs of $48,000, increased payroll costs of $30,000 (resulting from salary and insurance increases) and $14,000 directly reflecting an increase in the value of the euro versus the U.S. dollar over the first six months of 2004 of 5% (affecting the consolidation of SBIO-E), offset by a $105,000 decrease in research and development expenses contracted by us from a third party. Our research and development expenses as a percentage of our net sales were 7% during the second quarter of 2005 and 2004, and were 7% and 8% during the six months ended June 30, 2005 and 2004, respectively.

Our selling and marketing expenses increased by $242,000 or 24% during the second quarter of 2005 as compared to the second quarter of 2004. The increase is primarily related to a $165,000 increase in payroll and benefits resulting from an increase in the size of our sales force, a $30,000 increase in advertising and promotional costs, increased consulting costs of $29,000 and an increase of $18,000 directly reflecting an increase in the value of the euro versus the U.S. dollar over the second quarter of 2004 of 4% (affecting the consolidation of SBIO-E). Our selling and marketing expenses increased by $413,000 or 19% during the six months ended June 30, 2005 as compared to the six months ended June 30, 2004. The increase is primarily related to a $383,000 increase in payroll and benefits resulting from an increase in the size of our sales force. Our selling and marketing expenses as a percentage of our net sales were 24% and 22% during the first quarter of 2005 and 2004, respectively, and were 25% and 22% during the six months ended June 30, 2005 and 2004, respectively.

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Our general and administrative expenses decreased by $210,000 or 24% during the second quarter of 2005 as compared to the second quarter of 2004. The decrease is primarily due to a $901,000 decrease in legal expenses as we currently are not involved in any litigation, offset by $283,000 of severance costs related to a reduction in force at SBIO-E, an increase in payroll and benefits of $64,000 (resulting from salary and insurance increases), increased consulting costs of $25,000, an increase of $29,000 in foreign currency transaction losses on payments from the U.S. to foreign suppliers, an increase of $33,000 directly reflecting an increase in the value of the euro versus the U.S. dollar over the second quarter of 2004 of 4% (affecting the consolidation of SBIO-E) and $257,000 related to the 11% change in exchange rates used in consolidating our intercompany account with SBIO-E. Our general and administrative expenses decreased by $589,000 or 18% during the six months ended June 30, 2005 as compared to the six months ended June 30, 2004. The decrease is primarily due to a $1,282,000 decrease in legal expenses as we currently are not involved in any litigation, offset by $283,000 of severance costs, an increase in payroll and benefits of $136,000 (resulting from salary and insurance increases), increased consulting costs of $29,000, an increase of $55,000 directly reflecting an increase in the value of the euro versus the U.S. dollar over the first six months of 2004 of 5% (affecting the consolidation of SBIO-E) and $190,000 related to the 11% change in exchange rates used in consolidating our intercompany account with SBIO-E. Our general and administrative expenses as a percentage of our net sales were 29% and 38% during the second quarter of 2005 and 2004, respectively, and were 27% and 34% during the six months ended June 30, 2005 and 2004, respectively.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 123R, “Share-Based Payments” (“FAS 123R”). FAS 123R is a revision of FASB Statement No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance.

FAS 123R requires that the cost of all awards of equity instruments made to employees in exchange for employment services be recorded at fair value on the grant date, and the cost be charged to expense as the award vests. The determination of fair value is based upon option-pricing models (for example, Black-Scholes) adjusted for characteristics unique to the equity instrument.

We will be required to charge to expense the fair value of employee stock options which vest on or after January 1, 2006, and we expect to record compensation expense related to unvested employee stock options outstanding as of June 30, 2005, as follows: 2006—$67,000; 2007—$46,000; 2008—$9,000.

Our royalty income during the second quarter of 2005 and the six months ended June 30, 2005, decreased by $38,000 or 18% and $88,000 or 52%, respectively, as compared to the same periods in 2004. We became entitled to royalties under the June 2004 settlement of our patent litigation with Agen, and we are also entitled to royalties from Heska. Our royalty income, and any future royalty income, will, of course, depend on the other companies’ net sales, which tend to be at the expense of our own product sales; also, depressed pricing in the market will tend to reduce the other companies’ net sales and thus reduce our future royalty income. As a result of the 2004 settlement with Agen, we recorded a one-time credit to operating expenses of $850,000 in the second quarter of 2004.

Our net interest expense decreased by $16,000 or 11% during the second quarter of 2005 as compared to the second quarter of 2004, and increased by $5,000 or 2% during the six months ended June 30, 2005 as compared to the six months ended June 30, 2004. The changes are due to the 7.75% fixed rate on our note payable to Remington Capital, LLC (which had a principal balance of $3,652,000 as of June 30, 2005) and increases in the variable rate on our note payable to Comerica Bank, offset by decreases in the principal balance of these notes payable.

We recognized a provision for income taxes of $9,000 during the six months ended June 30, 2005 as compared to a provision for income taxes of $2,000 during the six months ended June 30, 2004. We incurred net operating losses for both the periods, and the provisions for income taxes for the six months ended June 30, 2005 and 2004 represent minimum state income taxes.

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A review of our business, in light of the market, reveals that our food animal diagnostics are not meeting their relative geographic sales potentials. Food animal diagnostics measure the health of herds or flocks and provide information for the economic management of herds or flocks. We currently manufacture all our poultry products at our San Diego, California facility and the majority of our livestock products at our Lyon, France facility. Both lines perform better in their local markets. Our intent is to better internationalize those portfolios. We are also seeking to develop, both internally and through in-licensing arrangements, new food animal diagnostic products that would expand and enhance our existing product line. These growth opportunities will necessitate additional expenses in research and development as well as improved marketing to effectively target this market if the development projects come to fruition successfully. In March 2005, we effected a two-person reduction in force at SBIO-E, in part as a result of this review. The reduction in force related to senior management positions. Due to severance costs associated with this reduction in force, the net impact on our 2005 results of operations will be negligible. The savings from the reduction in force will be more readily evident in our 2006 results of operations.

Financial Condition and Liquidity

The following table summarizes the future cash payments related to our contractual obligations (other than trade payables) as of June 30, 2005 (amounts are in thousands):

	Total	2005	2006	2007	2008	2009	Thereafter
Long-term debt	$4,171	$336	$542	$390	$343	$371	$2,189
Operating leases	4,355	478	766	524	414	414	1,759
Other long-term obligations	2,500	1,000	1,500

As of June 30, 2005, we had working capital of $4,327,000, including a cash balance of only $509,000. We have a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006. These contractual obligations are unsecured. We believe that our cash position is not sufficient to fund our operations and service our secured debt for the next twelve months if we also paid the $1,000,000 contractual obligation when it became due. We did not make the payment when it came due, and the $1,500,000 due in July 2006 became immediately due, and the entire $2,500,000 began bearing interest at 10.5%. The remaining unaccreted portion of the 2006 contractual obligation totaling $130,000 was charged to interest expense in July 2005. We are currently negotiating with the party to whom we owe these contractual obligations in an effort to enter into a payment arrangement; however, there can be no assurance that any such renegotiation will be successful. As a result, we may well require additional financing in the future, and there can be no assurance that such financing would be available to us on favorable terms, or at all. Because our stock price is low, any equity financing would significantly dilute current shareholders.

Our operations are moderately seasonal due to the sales of our canine heartworm diagnostic products. Our sales and profits have historically tended to be concentrated in the first half of the year, as our distributors prepare for the heartworm season by purchasing diagnostic products for resale to veterinarians. The operations of SBIO-E have reduced our seasonality as sales of their large animal diagnostic products tend to occur evenly throughout the year. In addition, sales of our SCA 2000™ instruments and supplies and our poultry diagnostic products reduce our seasonality.

Certain Risk Factors

Our future operating results are subject to a number of factors, including:

We have a short-term obligation that we cannot afford to pay in accordance with its terms; we may need additional capital in the future

Our auditors’ report on our 2004 financial statements contains a going-concern explanatory paragraph.

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As of June 30, 2005, we had working capital of $4,327,000, including a cash balance of only $509,000. We have a $1,000,000 contractual obligation due in July 2005, and another $1,500,000 contractual obligation, to the same party, due in July 2006. These contractual obligations are unsecured. We believe that our cash position is not sufficient to fund our operations and service our secured debt for the next twelve months if we also paid the $1,000,000 contractual obligation when it became due. We did not make the payment when it came due, and the $1,500,000 due in July 2006 became immediately due, and the entire $2,500,000 began bearing interest at 10.5%. The remaining unaccreted portion of the 2006 contractual obligation totaling $130,000 was charged to interest expense in July 2005. We are currently renegotiating this unsecured debt; however, there can be no assurance that any such renegotiation will be successful. As a result, we may well require additional financing in the future, and there can be no assurance that such financing would be available to us on favorable terms, or at all. Because our stock price is low, any equity financing would significantly dilute current shareholders. We may also need to raise additional funds if our estimates of revenues, working capital and/or capital expenditure requirements change or prove inaccurate or in order for us to respond to unforeseen technological or marketing hurdles or to take advantage of unanticipated opportunities.

Further, our future capital requirements will depend on many factors beyond our control or ability to accurately estimate, including continued scientific progress in our product development programs, the cost of manufacturing scale-up, the costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims, competing technological and market developments, and the cost of establishing effective sales and marketing arrangements. Such funds may not be available at the time or times needed, or available on terms acceptable to us. If adequate funds are not available, or are not available on acceptable terms, we may not be able to take advantage of market opportunities, to develop new products, or to otherwise respond to competitive pressures. This inability could materially harm our business.

If we are unable to fully succeed in responding to competition in the canine heartworm market and in other business, it could also hinder our ability to obtain any other necessary additional capital and/or create sooner the need to obtain financing.

The market in which we operate is intensely competitive, especially with regard to our key canine heartworm diagnostic products, and many of our competitors are larger and more established

The market for animal health care products is extremely competitive. Companies in the animal health care market compete to develop new products, to market and manufacture products efficiently, to implement effective research strategies, and to obtain regulatory approval. Our current competitors include IDEXX Laboratories, a significantly larger company, Heska Corporation and Agen. These companies have greater financial, manufacturing, marketing, and research resources than we do. In addition, IDEXX Laboratories prohibits its distributors from selling competitors’ products, including ours. Further, additional competition could come from new entrants to the animal health care market. We cannot assure you that we will be able to compete successfully in the future or that competition will not harm our business.

Our canine heartworm diagnostic products constituted 24% of our sales for the year ended December 31, 2004. In addition to our historic competition with IDEXX Laboratories, the sales leader in this product category, our sales have been substantially affected by Heska entering the market in 1999, and their benefiting from us being out of the market after Agen terminated our supply agreement. In October 2003, Agen also entered the market. Additional competition, including erosion of the average selling price, from Agen in this key market with this product has seriously damaged us. We could face renewed competition from other new competitors when our U.S. heartworm patent expires in December 2005.

Under our settlement with Agen in June 2004, we licensed Agen our U.S. heartworm patent. In addition we agreed to sell to Agen the same biological components as are used in our own Witness® in-clinic canine heartworm and canine parvovirus diagnostic products. Agen is therefore able to manufacture and sell canine heartworm diagnostic and canine parvovirus products that are substantially the same as ours. If Agen were to

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have its in-clinic canine heartworm diagnostic products made by the same contract manufacturer as we use, it would further diminish our ability to distinguish our products in the marketplace and achieve satisfactory pricing.

As previously mentioned, as a result of Agen ceasing to contract manufacture our Witness® products our sales were materially adversely affected in 2003 and 2004, and we believe that our sales could be materially adversely affected in 2005 and beyond if we are unable to fully succeed in reintroducing the alternate-source products into the market. There can be no assurances that we will be able to achieve our previous sales levels of these in-clinic products.

We may be unable to fully succeed in reintroducing our key Witness® products

Agen was the contract manufacturer of certain of our Witness® in-clinic diagnostic products, and Agen ceased supplying these products in April 2003. We have licensed the alternate-source Witness® canine heartworm, feline leukemia virus and canine parvovirus products with the USDA (now supplied by another contract manufacturer), and we began selling the canine heartworm product in January 2004, the feline leukemia virus product in August 2004 and the canine parvovirus product in February 2005. In addition to the risks that the alternate-source products will experience quality issues, cannot be supplied reliably, etc., we cannot ensure that after our products have been off the market for several months we will necessarily be able to regain our previous market share and our previous price points.

We have a history of losses and an accumulated deficit

Although we were profitable in 2003, we had a loss in 2004 and for the six months ended June 30, 2005, and we have had a history of annual losses. We have incurred a consolidated accumulated deficit of $46,716,000 at June 30, 2005. We may not achieve annual profitability again, and if we are profitable in the future there can be no assurance that profitability can be sustained.

We rely on third party distributors for a substantial portion of our sales

We have historically depended upon distributors for a large portion of our sales, and we may not have the ability to establish and maintain an adequate independent sales and marketing capability in any or all of our targeted markets. Distributor agreements render our sales exposed to the efforts of third parties who are not employees of Synbiotics and over whom we have no control. Their failure to generate significant sales of our products could materially harm our business. Reduction by these distributors of the quantity of our products which they distribute would materially harm our business. Also, the distributors are not bound to us by long-term agreements, and a decision by any major distributor to stop doing business with us could materially hurt our revenues. Agen is currently distributing its products through Vedco, a co-operative buying group. Several of the members/owners of this buying group also distribute our products, but have decided to promote Agen’s canine heartworm product instead of ours. IDEXX Laboratories’ prohibition against its distributors carrying competitors’ products, including ours, has made, and could continue to make, some distributors unavailable to us. In the past, we have lost major distributors to IDEXX Laboratories.

Our plan to “go private” may have adverse effects

In April 2005 we announced a plan to, subject to shareholder approval, “go private” and deregister our stock under the Securities Exchange Act of 1934. Not only would this render our shares almost entirely illiquid, the absence of a publicly traded vehicle might diminish our status in the commercial market, reduce our ability to raise additional capital in the future, and deprive us of compensation tools which may be necessary to recruit or retain valuable employees in the future.

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We depend on key executives and personnel

Our future success will depend, to a significant extent, on the ability of our management to operate effectively, both individually and as a group. Competition for qualified personnel in the animal health care products industry is intense, and we may not be successful in attracting and retaining such personnel. There are only a limited number of persons with the requisite skills to serve in those positions and it may become increasingly difficult to hire such persons. The loss of the services of any of our key personnel or the inability to attract or retain qualified personnel could harm our business.

We depend on third party manufacturers, and may experience problems in obtaining supplies of our key products

We contract for the manufacture of some of our products, including our Witness® in-clinic canine heartworm, feline leukemia virus and canine parvovirus diagnostic products and our SCA 2000™ instrument products. We also expect that some of our anticipated new products will be manufactured by third parties. In addition, some of the products manufactured for us by third parties are licensed to us by their manufacturers. There are a number of risks associated with our dependence on third-party manufacturers including:

•	the potential for a decision by the manufacturer to cease supplying us and/or to make and market competing products;

•	reduced control over delivery schedules;

•	quality assurance;

•	manufacturing yields and costs;

•	whether the manufacturer maintains financial and operational stability;

•	the potential lack of adequate capacity during periods of excess demand;

•	limited warranties on products supplied to us;

•	increases in prices and the potential misappropriation of our intellectual property; and

•	limited negotiating leverage in the event of disputes with the third-party manufacturers.

If our third party manufacturers fail to supply us with an adequate number of finished products, our business would be significantly harmed. We have no long-term contracts or arrangements with any of our vendors that guarantee product availability, the continuation of particular payment terms or the extension of credit limits.

If we encounter delays or difficulties in our relationships with our manufacturers, the resulting problems could have a material adverse effect on us.

As mentioned above, in 2003 Agen, the previous contract manufacturer of certain of our Witness® in-clinic products, ceased to supply us with those products, and entered the market with competing products.

We rely on new and recent products

We rely to a significant extent on new and recently developed products, and expect that we will need to continue to introduce new products to be successful in the future. There can be no assurance that we will obtain and maintain market acceptance of our products. There can be no assurance that future products, including our alternate-source in-clinic diagnostic products, will meet applicable regulatory standards, be capable of being produced in commercial quantities at acceptable cost or be successfully commercialized.

There can be no assurance that new products can be manufactured at a cost or in quantities necessary to make them commercially viable. If we are unable to produce internally, or to contract for, a sufficient supply of

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our new products on acceptable terms, or if we should encounter delays or difficulties in our relationships with manufacturers, the introduction of new products would be delayed, which could have a material adverse effect on our business.

Our canine heartworm business is moderately seasonal

Our operations are moderately seasonal due to the timing of sales of our canine heartworm diagnostic products. Our sales and profits have historically tended to be concentrated in the first half of the year as our distributors prepare for the heartworm season by purchasing diagnostic products for resale to veterinarians. One effect of this is a need to devote large amounts of cash to building canine heartworm diagnostic products inventory in preparation for the canine heartworm selling season at a time when our working capital is relatively low.

Any failure to adequately establish or protect our proprietary rights may adversely affect us, and our canine heartworm diagnostic patent expires in December 2005

We rely on a combination of patent, copyright, and trademark laws, trade secrets, and confidentiality and other contractual provisions to protect our proprietary rights. These measures afford only limited protection. Our means of protecting our proprietary rights in the U.S. or abroad may not be adequate and competitors may independently develop similar technologies. Our future success will depend in part on our ability to protect our proprietary rights and the technologies used in our principal products. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or to obtain and use trade secrets or other information that we regard as proprietary. In addition, the laws of some foreign countries do not protect our proprietary rights as fully as do the laws of the United States. Issued patents may not preserve our proprietary position. Even if they do, competitors or others may develop technologies similar to or superior to our own. If we do not enforce and protect our intellectual property, our business will be harmed. From time to time, third parties, including our competitors, have asserted patent, copyright, and other intellectual property rights to technologies that are important to us. We expect that we will increasingly be subject to infringement claims as the number of products and competitors in the animal health care market increases.

The results of any litigated matter are inherently uncertain. Litigation is costly regardless of its outcome and can require significant management attention. In the event of an adverse result in any litigation with third parties that could arise in the future, we could be required to:

•	pay substantial damages, including treble damages if we are held to have willfully infringed;

•	cease the manufacture, use and sale of infringing products;

•	expend significant resources to develop non-infringing technology; or

•	obtain licenses to the infringing technology.

Licenses may not be available from any third party that asserts intellectual property claims against us on commercially reasonable terms, or at all.

Also, because our patents and patent applications cover novel diagnostic approaches:

•	the patent coverage which we receive could be significantly narrower than the patent coverage we seek in our patent applications; and

•	our patent positions involve complex legal and factual issues which can be hard for patent examiners or lawyers asserting patent coverage to successfully resolve.

Because of this, our patent position could be vulnerable and our business could be materially harmed. In any event, our important United States canine heartworm diagnosis patent will expire in December 2005.

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The U.S. patent application system also exposes us to risks. In the United States, the first party to make a discovery is granted the right to patent it and patent applications are generally maintained in secrecy for 18 months. For these reasons, we can never know if we are the first to discover particular technologies. Therefore, we can never be certain that our technologies will be patented and we could become involved in lengthy, expensive, and distracting disputes concerning whether we were the first to make the disputed discovery. Any of these events would materially harm our business.

Our business is regulated by the United States and various foreign governments

Our business is subject to substantial regulation by the United States government, most notably the United States Department of Agriculture, and the French government. In addition, our operations may be subject to future legislation and/or rules issued by domestic or foreign governmental agencies with regulatory authority relating to our business. There can be no assurance that we will continue to be in compliance with any of these regulations.

For marketing outside the United States, we and our suppliers are subject to foreign regulatory requirements, which vary widely from country to country. There can be no assurance that we and our suppliers will meet and sustain compliance with any such requirements.

Redwood controls us

The common stock and Series C preferred stock owned by Redwood represents a majority of the voting power of all our stock. Redwood can, and does, control the election of our entire Board of Directors, and also controls all fundamental strategic decisions. In addition, an affiliate of Redwood acquired from Comerica Bank a $3,873,000 note issued by us and secured by our assets. At June 30, 2005, the outstanding balance on this note was $3,652,000. Our ability to negotiate effectively with the note holder, if such negotiation were ever to be necessary or desirable, might be compromised by Redwood’s multifaceted control of us.

We use hazardous materials

Our business requires that we store and use hazardous materials and chemicals. Although we believe that our procedures for storing, handling, and disposing of these materials comply with the standards prescribed by local, state, and federal regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated. If any of these materials were mishandled, or if an accident with them occurred, the consequences could be extremely damaging and we could be held liable for them. Our liability for such an event would materially harm our business and could exceed all of our available resources for satisfying it.

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Item 3.	Quantitative and Qualitative Disclosures About Market Risk

Our market risk consists primarily of the potential for changes in interest rates and foreign currency exchange rates.

Interest Rate Risk

The fair value of our debt at June 30, 2005 was approximately $4,171,000, of which $519,000 has a variable interest rate based on the prime rate. A change in interest rates of five percentage points would not have a material impact on our financial condition, results of operations and cash flows as it relates to our variable rate debt.

Foreign Currency Exchange Rate Risk

Our foreign currency exchange rate risk relates to the operations of SBIO-E as it transacts business in euros, its local currency. However, this risk is limited to our intercompany receivable from SBIO-E and the conversion of its financial statements into the U.S. dollar for consolidation. There is no additional foreign currency exchange rate risk related to SBIO-E’s transactions outside of the European Union as those transactions are generally denominated in euros. Similarly, the foreign transactions of our U.S. operations are generally denominated in U.S. dollars. To be sure, an increase in the value of the euro or the dollar would make our products more expensive to customers in countries with other currencies, and therefore could result in decreased unit sales; we are unable to calculate how large such an affect might be.

We do not generally hedge our cash flows on intercompany transactions, nor do we hold any other significant derivative securities or hedging instruments based on currency exchange rates. As a result, the effects of a 5% change in exchange rates would have a material impact on our financial condition, results of operations and cash flows, based primarily on the conversion of SBIO-E’s financial statements, including its intercompany payable to us, into the U.S. dollar for consolidation. For example, the 5% increase in the value of the euro over the dollar as of and for the six months ended June 30, 2005, resulted in a $179,000 increase in our revenues, a $202,000 increase in our expenses, a $33,000 decrease in our assets and a $11,000 decrease in our liabilities.

For the three and six months ended June 30, 2005, 39% and 40%, respectively, of our net sales were net sales of SBIO-E.

Item 4.	Controls and Procedures

Our principal executive officer and principal financial officer, after evaluating the effectiveness of our “disclosure controls and procedures” (as defined in Securities Exchange Act Rule 13a-15(e)), have concluded that, as of June 30, 2005, our disclosure controls and procedures are effective.

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PART II—OTHER INFORMATION

Item 1.	Legal Proceedings

None

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

On the date of filing this report, a cumulative dividend arrearage of $57,000 existed on our Series C preferred stock.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

Item 5.	Other Information

As previously reported, on April 6, 2005, Redwood West Coast, LLC voluntarily converted 1,569 shares of our Series C preferred stock into 12,215,907 shares of our common stock, pursuant to the Securities Act Section 3(a)(9) registration exemption.

Item 6.	Exhibits

Exhibit	Title
10.106*	Series C Purchase Agreement between the Registrant and Redwood Holdings, LLC, dated April 19, 2005, incorporated herein by reference to Exhibit 10.106 to the Registrant’s Current Report on Form 8-K dated April 19, 2005.

31.1	Certification Under Section 302 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(a).

31.2	Certification Under Section 302 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(a).

32	Certification Under Section 906 of the Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(b).

*	Incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNBIOTICS CORPORATION

Date: August 15, 2005	/s/ KEITH A. BUTLER
Keith A. Butler
Vice President—Finance and Chief Financial Officer
(signing both as a duly authorized officer and as principal financial officer)

21

Exhibit C

Synbiotics Corporation

Pro Forma Consolidated Balance Sheet (unaudited)

	June 30, 2005	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and equivalents	$509,000			$509,000
Accounts receivable	2,679,000			2,679,000
Inventories	6,418,000			6,418,000
Other current assets	752,000			752,000

	10,358,000			10,358,000
Property and equipment, net	1,058,000			1,058,000
Goodwill	1,397,000			1,397,000
Intangibles, net	1,499,000			1,499,000
Other assets	221,000			221,000

	$14,533,000			$14,533,000

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$4,503,000	(235,000	)(3)	$4,268,000
Current portion of long-term debt	535,000			535,000
Other current liabilities	993,000			993,000

	6,031,000			5,796,000

Long-term debt	3,636,000			3,636,000
Other liabilities	1,370,000			1,370,000

	5,006,000			5,006,000

Shareholders’ equity:
Series C preferred stock	1,445,000	180,000	(1)	1,625,000
Common stock	48,153,000	(137,000	)(2)	48,016,000
Common stock warrants	1,110,000			1,110,000
Accumulated other comprehensive loss	(496,000)			(496,000)
Accumulated deficit	(46,716,000)	192,000	(3)	(46,524,000)

Total shareholders’ equity	3,496,000			3,731,000

	$14,533,000			$14,533,000

Book value per common share	$0.06			$0.06

See accompanying notes to pro forma consolidated financial statements.

1

Synbiotics Corporation

Pro Forma Consolidated Statement of Operations and Comprehensive (Loss)

	Year Ended December 31, 2004	Pro Forma Adjustments		Pro Forma
	(audited)	(unaudited)		(unaudited)
Revenues:
Net sales	$18,746,000			$18,746,000
Royalties	473,000			473,000

	19,219,000			19,219,000

Operating Expenses:
Cost of sales	9,051,000			9,051,000
Research and development	1,486,000			1,486,000
Selling and marketing	4,165,000			4,165,000
General and administrative	5,628,000	(192,000	)(3)	5,436,000
Patent litigation settlement	(850,000)			(850,000)

	19,480,000			19,288,000

Loss from operations	(261,000)			(69,000)
Other expense:
Interest, net	(446,000)			(446,000)

Loss before income taxes	(707,000)			(515,000)
Benefit from income taxes	(60,000)			(60,000)

Net loss	(647,000)			(455,000)
Translation adjustment	193,000			193,000

Comprehensive loss	$(454,000)			$(262,000)

Net loss available to common shareholders	$(868,000)			$(572,000)

Basic and diluted net loss per share	$(0.04)			$(0.02)

Weighted-average shares outstanding	20,552,000	11,159,000	(4)(5)	32,768,000

See accompanying notes to pro forma consolidated financial statements.

2

Synbiotics Corporation

Pro Forma Consolidated Statement of Operations and Comprehensive (Loss) (unaudited)

	Six Months Ended June 30, 2005	Pro Forma Adjustments		Pro Forma
Revenues:
Net sales	$10,234,000			$10,234,000
Royalties	177,000			177,000

	10,411,000			10,411,000

Operating Expenses:
Cost of sales	4,665,000			4,665,000
Research and development	754,000			754,000
Selling and marketing	2,551,000			2,551,000
General and administrative	2,715,000	(96,000	)(3)	2,619,000

	10,685,000			10,589,000

Loss from operations	(274,000)			(178,000)
Other expense:
Interest, net	(262,000)			(262,000)

Loss before income taxes	(536,000)			(440,000)
Provision for income taxes	9,000			9,000

Net loss	(545,000)			(449,000)
Translation adjustment	(278,000)			(278,000)

Comprehensive loss	$(823,000)			$(727,000)

Net loss available to common shareholders	$(631,000)			$(509,000)

Basic and diluted net loss per share	$(0.02)			$(0.02)

Weighted-average shares outstanding	25,527,000	7,088,000	(4)	32,615,000

See accompanying notes to pro form consolidated financial statements.

3

SYNBIOTICS CORPORATION

Notes to Pro Forma Consolidated Financial Statements (unaudited)

Note 1—Sale of 180 shares of Series C preferred stock to Redwood Holdings, LLC for $180,000 in cash upon the effectiveness of the Split Transaction.

Note 2—Cash-out of 1,056,000 Pre-Split shares of common stock, representing fractional shares resulting from the Reverse Split, for $0.13 per Pre-Split share in cash.

Note 3—Estimated cost savings.

Note 4—Increase in the weighted-average shares of common stock to reflect the cash-out of fractional shares (Note 2).

Note 5—Increase in the weighted-average shares of common stock to reflect the April 7, 2005 conversion by Redwood West Coast, LLC of 1,569 shares of Series C preferred stock into 12,216,000 shares of common stock.

4

Exhibit D

Synbiotics Corporation

Ratio of Earnings to Fixed Charges and Preference Securities Dividends (unaudited)

			Pro Forma
Year Ended December 31,		Six Months Ended June 30, 2005	Year Ended December 31, 2004	Six Months Ended June 30, 2005
2003	2004
2.5	(0.3)(1)	(0.8)(1)	0.0(1)	(0.5)(1)

(1)	The deficiency in the ratio of earnings to fixed charges and preference securities dividends for the year ended December 31, 2004 and the pro forma year ended December 31, 2004 is $937,000 and $753,000, respectively; and is $624,000 and $529,000 for the six months ended June 30, 2005 and the pro forma six months ended June 30, 2005, respectively.

Exhibit E

PROPOSED FORM OF

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

SYNBIOTICS CORPORATION

TO EFFECT REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

of

SYNBIOTICS CORPORATION

Paul R. Hays and Keith A. Butler certify that:

1.	They are the President and Secretary, respectively, of Synbiotics Corporation, a California corporation.

2.	Upon the date this Certificate of Amendment of Articles of Incorporation becomes effective, the article Fourth of the Articles of Incorporation of this corporation is amended in its entirety to read as follows:

“FOURTH:	The corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the corporation is authorized to issue is 95,000,000 shares. 70,000,000 shares shall be Common Stock and 25,000,000 shares shall be Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Each one share of Common Stock issued and outstanding immediately before the time this amendment becomes effective shall be and is hereby automatically combined, reclassified and changed (by way of reverse stock split, without any further act) into one-two thousandth (1/2,000th) of a share of Common Stock; provided that no fractional shares of Common Stock shall be issued in respect of any shares of Common Stock held by any holder in a discrete account, whether of record or with a nominee, and that instead of issuing such fractional shares of Common Stock, the corporation shall pay in cash, as of the time this amendment becomes effective, at the rate of $260.00 per one post-reverse split share (i.e., $0.13 for each pre-reverse split share which is traceable to a fractional post-reverse split share).”

3.	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4.

The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The current total number of outstanding shares of the corporation is 33,823,564, of which 33,822,033 shares are shares of Common Stock and 1,531 shares are shares of Series C Preferred Stock. No shares of Series A Junior

1

Participating Preferred Stock are outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent of all outstanding shares (i.e., more than 50 percent of all votes entitled to be cast), more than 50 percent of all outstanding shares of Common Stock, and more than 50 percent of all outstanding shares of Series C Preferred Stock.

5.	This Certificate of Amendment of Articles of Incorporation shall, pursuant to California Corporations Code Section 110(c), become effective on , 2005.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:                     , 2005

Paul R. Hays, President

Keith A. Butler, Secretary

2

PROPOSED FORM OF

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

SYNBIOTICS CORPORATION

TO EFFECT FORWARD STOCK SPLIT

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

of

SYNBIOTICS CORPORATION

Paul R. Hays and Keith A. Butler certify that:

1.	They are the President and Secretary, respectively, of Synbiotics Corporation, a California corporation.

2.	Upon the date this Certificate of Amendment of Articles of Incorporation becomes effective, the article Fourth of the Articles of Incorporation of this corporation is amended in its entirety to read as follows:

“FOURTH:	The corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the corporation is authorized to issue is 95,000,000 shares. 70,000,000 shares shall be Common Stock and 25,000,000 shares shall be Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Each one share of Common Stock issued and outstanding immediately before the time this amendment becomes effective shall be and is hereby automatically divided (by way of forward stock split, without any further act) into two thousand (2,000) shares of Common Stock.”

3.	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4.	The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The current total number of outstanding shares of the corporation is 33,823,564, of which 33,822,033 shares are shares of Common Stock and 1,531 shares are shares of Series C Preferred Stock. No shares of Series A Junior Participating Preferred Stock are outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent of all outstanding shares (i.e., more than 50 percent of all votes entitled to be cast), more than 50 percent of all outstanding shares of Common Stock, and more than 50 percent of all outstanding shares of Series C Preferred Stock.

5.	This Certificate of Amendment of Articles of Incorporation shall, pursuant to California Corporations Code Section 110(c), become effective on , 2005.

3

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:                     , 2005

Paul R. Hays, President

Keith A. Butler, Secretary

4

Exhibit F

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 1.02.	Termination of a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 30, 2005, we restructured our unsecured contractual obligations which arose in conjunction with our 1998 patent litigation settlement with Barnes-Jewish Hospital (“BJH”). The unsecured contractual obligations consisted of $1,000,000 due in July 2005, and $1,500,000 due in July 2006. We did not make the July 2005 payment when it came due, and the $1,000,000 obligation began to bear interest at 10.5% per annum. Our nonpayment also gave BJH the right to terminate the settlement agreement; if they had done so, the $1,500,000 would have become immediately due, and the entire $2,500,000 would have begun bearing interest at 10.5%. In August 2005, we paid BJH $50,000 of principal in cash against the July 2005 contractual obligation, leaving a total outstanding principal balance immediately prior to the restructuring of $2,450,000.

In conjunction with the restructuring, we issued an unsecured promissory note to BJH in the amount of $600,000 (the “BJH Note”) for a portion of the July 2005 contractual obligation, and BJH sold the remaining July 2005 contractual obligation principal balance of $350,000 and the $1,500,000 July 2006 contractual obligation to Remington Capital, LLC (“Remington”). We simultaneously issued an unsecured promissory note to Remington in the amount of $350,000 (the “Remington Note”) in exchange for the transferred $350,000 obligation. These transfers were deemed effective as of July 29, 2005, thereby eliminating any payment default and any accrual of interest at 10.5%.

Pursuant to the BJH Note, we made an immediate principal payment of $100,000 to BJH on August 30, 2005, and the remaining $500,000 of the BJH Note bears interest at a fixed rate of 6% per annum, and is payable in blended quarterly installments of principal and interest, from October 28, 2005 to January 28, 2008, of $54,000. The Remington Note bears interest at a fixed rate of 6% per annum, and is payable in quarterly payments of interest only, from October 28, 2005 to January 28, 2008, of $5,000, and blended quarterly installments of principal and interest, from April 28, 2008 to January 28, 2015, of $15,000. The $1,500,000 July 2006 contractual obligation sold by BJH to Remington remains unchanged and has a stated due date of July 2006. However, Remington has agreed not to receive or demand any payments of principal or to apply any default interest rate on the July 2006 obligation before the earlier of January 28, 2008 or when the BJH Note is paid in full. The July 2006 contractual obligation bears no interest before July 2006.

On August 30, 2005, we also entered into a corresponding amendment of our Credit Agreement and the related Loan Documents with Jerry L. Ruyan. These agreements were assigned to Mr. Ruyan by Comerica Bank, and the Fifth Amendment reflects the assignment.

On August 30, 2005, Comerica Bank sold to Jerry L. Ruyan the remaining $500,000 of principal under a secured promissory note issued by us. We simultaneously restructured this obligation by (in exchange for the prior promissory note to Comerica Bank, dated September 1, 2004, which was attached as Exhibit 4.4.7 to our Current Report on Form 8-K dated September 27, 2004) amending our credit agreement and issuing a revised promissory note to Mr. Ruyan with a principal amount of $500,000 (the “Ruyan Note”) The Ruyan Note bears interest at a fixed rate of 7.25% per annum, and is payable in blended monthly installments of principal and interest, from September 1, 2005 to August 1, 2011, of $9,000. The Ruyan Note is secured by substantially all of our assets.

Remington is indirectly owned 100% by Jerry L. Ruyan, Thomas A. Donelan and Christopher P. Hendy (collectively “Redwood”). Redwood is our controlling shareholder, controlling 48% of our common stock currently outstanding and 87% of our Series C preferred stock currently outstanding (which in total represents 58% of the voting power of our currently outstanding voting securities). Mr. Donelan and Mr. Hendy constitute two of the three members of our board of directors.

Item 9.01.	Financial Statements and Exhibits.

c)	Exhibits

4.4.10	Fifth Amendment to Credit Agreement and Loan Documents between the Registrant and Jerry L. Ruyan (successor of Comerica Bank), dated August 30, 2005.

4.4.11	$500,000 Promissory Note from the Registrant to Jerry L. Ruyan, dated August 30, 2005.

4.7	Promissory Note from the Registrant to Barnes-Jewish Hospital, dated August 30, 2005.

4.8	Promissory Note from the Registrant to Remington Capital, LLC, dated August 30, 2005.

10.69.1	Framework Agreement among Barnes-Jewish Hospital, Remington Capital, LLC and the Registrant, dated August 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: August 31, 2005	/s/ Keith A. Butler
Keith A. Butler
Vice President - Finance and Chief Financial Officer

SYNBIOTICS CORPORATION

11011 Via Frontera, San Diego, California 92127

WRITTEN CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please return the consent promptly to the Company’s consent tabulator, Mellon Investor Services LLC, at Mellon Investor Services, Proxy Processing, PO Box 3510, S. Hackensack, New Jersey 07606-9210. This consent form must be received no later than the deadline stated in the Proxy Statement in order for your vote to count.

The Board of Directors recommends a vote FOR proposals 1 and 2.

1.	Approval of an amendment to the Articles of Incorporation of Synbiotics Corporation to effect a 1-for-2,000 Reverse Split of Synbiotics Corporation’s common stock, with cash paid in lieu of issuance of fractional shares.

FOR ☐         AGAINST ☐         ABSTAIN ☐

2.	Approval of an amendment to the Articles of Incorporation of Synbiotics Corporation to effect a 2,000-for-1 Forward Split of Synbiotics Corporation’s common stock.*

FOR ☐         AGAINST ☐         ABSTAIN ☐

*	Please note that the amendment of the Articles of Incorporation to effect the Forward Split is contingent upon shareholder approval of Proposal 1 and the completion of the Reverse Split.

Dated: , 2005

(Shareholder’s Signature)

(Shareholder’s Signature)

Please sign exactly as your name appears on this Proxy. If signing for trusts, estates, partnerships, or corporations, your title or capacity should be stated. If shares are held jointly, each holder should sign.